                                                   Filed pursuant to Rule 497(e)
                                    under the Securities Act of 1933, as amended
                                               Registration File No.: 333-105659

[SCHRODERS LOGO]
--------------------------------------------------------------------------------
PROSPECTUS

August 30, 2006

EQUITY FUNDS
------------

SCHRODER EMERGING MARKET EQUITY FUND

SCHRODER INTERNATIONAL ALPHA FUND

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

SCHRODER NORTH AMERICAN EQUITY FUND

SCHRODER U.S. OPPORTUNITIES FUND

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

TAXABLE FIXED INCOME FUNDS
--------------------------

SCHRODER ENHANCED INCOME FUND

SCHRODER STRATEGIC BOND FUND

SCHRODER TOTAL RETURN FIXED INCOME FUND

TAX-EXEMPT FIXED INCOME FUNDS
-----------------------------

SCHRODER MUNICIPAL BOND FUND

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

Investor Shares

This Prospectus describes eleven mutual funds (each, a "Fund" and collectively, the "Funds") offered by Schroder Capital Funds (Delaware), Schroder Series
Trust, and Schroder Global Series Trust (each, a "Trust" and collectively, the
"Trusts").

     SCHRODER EMERGING MARKET EQUITY FUND seeks capital appreciation through investment principally in equity securities of companies in emerging market countries in regions such as Asia, Latin America, Eastern Europe, the
     Middle East, and Africa.

     SCHRODER INTERNATIONAL ALPHA FUND seeks long-term capital appreciation through investment in securities markets outside the United States.

     SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND seeks long-term capital appreciation by investing principally in a portfolio of equity securities of companies located outside the United States that the Fund's investment sub-adviser considers to offer attractive valuations.

     SCHRODER NORTH AMERICAN EQUITY FUND seeks capital growth by investing primarily in equity securities of companies in the United States.

     SCHRODER U.S. OPPORTUNITIES FUND seeks capital appreciation by investing primarily in equity securities of companies in the United States with market capitalizations of $2.2 billion or less.

     SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND seeks capital appreciation by investing primarily in equity securities of small and mid cap companies in the United States.

     SCHRODER ENHANCED INCOME FUND seeks high current income, consistent with the preservation of capital and reasonable liquidity. As a secondary objective, the Fund seeks a high rate of total return. The Fund invests in a diversified portfolio of U.S. dollar-denominated income-producing obligations. The Fund's dollar weighted average portfolio duration will typically be from three to six months.

     SCHRODER STRATEGIC BOND FUND seeks a high level of total return by investing in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world.

     SCHRODER TOTAL RETURN FIXED INCOME FUND seeks a high level of total return by investing in a portfolio of fixed income obligations. The Fund intends to maintain a dollar-weighted average portfolio duration of three to six years.

     SCHRODER MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital by investing in a portfolio of investment grade municipal bonds. The Fund intends to maintain a dollar-weighted average portfolio maturity of five to ten years.

     SCHRODER SHORT-TERM MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital by investing in a portfolio of investment grade short-term municipal bonds. The Fund intends to maintain a dollar-weighted average portfolio maturity of not more than three years.

This Prospectus explains what you should know about the Funds before you invest.
Please read it carefully. You can call the Schroder Mutual Funds at (800)
464-3108 to find out more about these Funds and other funds in the Schroder family of funds. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                              SCHRODER SERIES TRUST
                          SCHRODER GLOBAL SERIES TRUST

                                                                            PAGE
                                                                            ----

                                       -i-

--------------------------------------------------------------------------------
SUMMARY INFORMATION

SCHRODER EMERGING MARKET EQUITY FUND

     INVESTMENT OBJECTIVE. To seek capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of companies the Fund's sub-adviser considers to be "emerging market" issuers. The Fund may invest the remainder of its assets in securities of issuers located anywhere in the world. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks. The Fund may also invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depository
     Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar securities representing ownership of foreign securities (collectively,
     "Depositary Receipts"). The Fund may also invest in securities of closed-end investment companies and exchange-traded funds ("ETFs"), including securities of emerging market issuers. An investment in a domestic closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of emerging market issuers, and has "emerging market" or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of emerging market issuers for purposes of determining if the Fund has invested at least 80% of its net assets in such securities.

     The Fund invests principally in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Asia,
     Latin America, Eastern Europe, the Middle East and Africa. The Fund's
     sub-adviser currently considers "emerging market" issuers to be issuers domiciled in or deriving a substantial portion of their revenues from countries not included at the time of investment in the Morgan Stanley
     International World Index of major world economies. Countries currently in this Index include: Australia, Austria, Belgium, Canada, Denmark, Finland,
     France, Germany, Greece, Hong Kong SAR, Ireland, Italy, Japan, the
     Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
     Switzerland, the United Kingdom, and the United States. The Fund's
     sub-adviser may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund's investments. The Fund's sub-adviser has determined that Chinese companies listed in Hong Kong will be considered emerging market issuers for this purpose. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund will typically seek to allocate its investments among a number of different emerging market countries.

     The Fund invests in issuers and countries that its sub-adviser believes offer the potential for capital growth. In identifying investments for the
     Fund, the Fund's sub-adviser considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities'
     attractive relative valuation, and whether the issuer enjoys proprietary advantages. The Fund may invest in securities of companies of any size, including companies with large, medium, and small market capitalizations, including micro-cap companies. The Fund may also purchase securities issued in initial public offerings. In addition, the Fund's sub-adviser considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of

                                       -1-

     local markets. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive.

     The Fund may purchase or sell structured notes, or enter into swap transactions, for hedging or as an alternative to purchasing or selling securities. The Fund's sub-adviser may hedge some of the Fund's foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so. The Fund may also purchase or sell futures on indices, including country specific or overall emerging market indices. The Fund may use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    EMERGING MARKET SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies described below under "Small and Mid Cap Companies Risk."

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCIES RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    GEOGRAPHIC FOCUS RISK. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund will typically seek to allocate its investments among a number of different emerging market countries. To the extent the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    SMALL AND MID CAP COMPANIES RISK. Many companies located in emerging markets have smaller market capitalizations than those of comparable companies located in developed markets. Small companies tend to be more vulnerable to adverse developments than larger companies. The
          Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small

                                       -2-

          companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group.
          Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and
          ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

     o    DEPOSITARY RECEIPTS RISK. The Fund may invest in sponsored or unsponsored Depositary Receipts. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

     o    EQUITY MARKETS RISK. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering.
          Such investments are subject generally to the risks described above under "Small and Mid Cap Companies Risk." Such securities have no trading history, and information about such companies may be available for very
                                       -3-

          limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do
          so. The prices of securities sold in initial public offerings can be highly volatile.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance.

                                      -4-

SCHRODER INTERNATIONAL ALPHA FUND

     INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES. The Schroder International Alpha Fund
     (formerly, Schroder International Fund) will invest principally in securities of companies located outside of the United States, and normally invests at least 65% of its total assets in equity securities of companies the Fund's adviser considers to be located outside of the United States.
     The Fund will invest in a variety of countries throughout the world. The
     Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund will consider an issuer located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the Fund's sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. The Fund invests in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

     The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the
     Far East. The Fund expects typically to invest in forty to sixty companies located outside of the United States at any one time.

     The Fund invests in issuers that the Fund's sub-adviser believes offer the potential for capital growth. In identifying candidates for investment, the
     Fund's sub-adviser may consider the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, the quality of the securities, and whether the issuer has any proprietary advantages.
     The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available. The Fund may invest in companies of any market capitalization. The Fund may purchase or sell futures contracts and options, in order to gain exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. By employing these techniques the Fund's portfolio manager tries to add incremental return over the Fund's benchmark index, which incremental return is sometimes referred to as "alpha."

     The Fund also may do the following:

     o    Invest in securities of issuers domiciled or doing business in
          "emerging market" countries.

     o    Invest in securities of closed-end investment companies and ETFs
          (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges) that invest primarily in foreign securities.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

                                      -5-

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    EMERGING MARKETS SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    SMALL AND MID CAP COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade

                                      -6-

          less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    GEOGRAPHIC FOCUS RISK. To the extent that the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    ISSUER FOCUS RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds.
          The Fund expects typically to invest in forty to sixty companies at any time. When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and
          ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.(+)(++)

     Below is a bar chart that shows the investment returns of the Fund's
     Investor Shares for each of its last ten full calendar years of operations.
     The table following the bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     1996   1997    1998    1999    2000     2001     2002    2003    2004    2005
     ----   ----   -----   -----   -----   ------   ------   -----   -----   -----

     9.93%  3.34%  13.52%  30.99%  -2.29%  -25.81%  -19.76%  32.93%  15.24%  18.32%

                                      -7-

     During the periods shown above, the highest quarterly return was 21.57% for the quarter ended December 31, 1999, and the lowest was -22.38% for the quarter ended September 30, 2002.

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)                 ONE YEAR   FIVE YEARS   TEN YEARS
     ------------------------------------------------------   --------   ----------   ---------

     RETURN BEFORE TAXES                                       18.32%       1.53%       5.94%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)                   17.96%       0.46%       2.87%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
        SHARES (1)                                             12.30%       0.69%       3.68%
     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    13.54%       4.55%       5.84%

     (1)  After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia,
          Asia, and the Far East, and reflects dividends net of non-recoverable withholding tax.

     (+)  The current portfolio management team primarily responsible for making investment decisions for the Fund assumed this responsibility effective March 2005. The performance results shown in the bar chart and table for periods prior to such date were achieved by the Fund under different lead portfolio managers.

     (++) Effective April 1, 2006, the combined advisory and administrative fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during the periods shown, the returns shown in the bar chart and table would have been lower. See "Management of the Funds --
          Management Fees."

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -8-

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

     INVESTMENT OBJECTIVE. Long-term capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests principally in a diversified portfolio of equity securities of companies located outside of the United States that the Fund's sub-adviser considers to offer attractive valuations. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

     The Fund's sub-adviser applies a proprietary quantitative investment analysis that seeks to develop a portfolio designed to capture the historically high returns from value stocks but with lower risk than the
     Morgan Stanley Capital International EAFE Index over the longer term and to provide a dividend yield typically above that Index. The sub-adviser expects that a substantial portion of the Fund's investments will normally be in countries included in the Morgan Stanley Capital International EAFE
     Index, which is a market-weighted index of companies representative of the market structure of certain developed market countries in Europe,
     Australia, Asia, and the Far East, although the Fund may invest in any country in the world, including "emerging markets" countries. (The sub-adviser currently expects to invest not more than 25% of the Fund's assets in securities of companies domiciled in emerging markets countries.)

     The main elements of the sub-adviser's portfolio construction process are the identification of attractive value stocks within a broad universe of companies around the world and careful management of portfolio risks. The portfolio construction process is bottom-up. The sub-adviser seeks to select stocks anywhere in the world with high dividends and strong cash-flow. The sub-adviser does not generally specify "top-down" geographic or sector allocations for the Fund's portfolio; rather, the Fund's geographic and sector allocations are principally the result of the sub-adviser's selection of individual companies that it believes offer the greatest value. (The sub-adviser may adjust geographic or sector weights resulting from this process in order to avoid extreme outcomes.)

     The sub-adviser does not consider benchmark weights when it constructs the
     Fund's portfolio. Individual stock weights are determined using a disciplined stock weighting process. The Fund's sub-adviser believes that indices weighted by market capitalization reflect a natural bias towards expensive stocks and geographic regions, and that, by contrast, a
     "bottom-up" approach to portfolio construction, not constrained by reference to a specific benchmark or index, has the potential to provide investment in less expensive stocks offering better investment value.

     The Fund will normally invest at least 65% of its net assets in equity securities of companies located in countries outside of the United States.
     The Fund will invest in a variety of countries throughout the world. The
     Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund's sub-adviser will consider an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or it is domiciled or has its principal place of business located in and its equity securities are principally traded in that country, or if the Fund's sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. The Fund may invest in companies of any market capitalization, including large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies.

                                      -9-

     The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

     The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or when the sub-adviser considers more attractive investment candidates are available.

     The Fund may purchase or sell futures contracts and options and enter into total return swaps, in order to gain exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return. The Fund may from time to time enter into other transactions involving derivatives, including over-the-counter transactions, if the sub-adviser considers it appropriate.

     The Fund may also invest in closed-end investment companies, trusts, ETFs
     (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), and real estate investment trusts ("REITs").

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    EMERGING MARKETS SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

                                      -10-

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    GEOGRAPHIC FOCUS RISK. To the extent that the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    SMALL AND MID CAP COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds), trusts, and ETFs. Investing in another investment company or pooled vehicle exposes the Fund to all the risks of that other investment company or pooled vehicle, and, in general, subjects it to a pro rata portion of the other investment company or pooled vehicle's fees and expenses.

     o    REAL ESTATE INVESTMENT TRUST RISK. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free

                                      -11-

          pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance.

                                      -12-

SCHRODER NORTH AMERICAN EQUITY FUND

     INVESTMENT OBJECTIVE. The Fund seeks long-term capital growth.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests principally in equity securities of companies in the United States. The Fund may invest in common and preferred stocks, convertible preferred stocks, and warrants to purchase common and preferred stocks.

     The Fund's sub-adviser is responsible for day-to-day portfolio management.
     It uses a proprietary quantitative investment analysis that evaluates market and economic sectors, companies, and stocks on the basis of long-term historical data. The Fund's sub-adviser uses that analysis to construct a highly diversified portfolio of stocks. In addition, the Fund's sub-adviser attempts to identify anticipated short-term deviations from longer-term historical trends and cycles, and may adjust the Fund's portfolio to take advantage of those deviations.

     The Fund's investment portfolio, including the number of companies represented in the portfolio and the sector weightings of the portfolio, will change as the Fund's sub-adviser's evaluation of economic and market factors, as well as factors affecting individual companies, changes.

     The Fund will invest in a well diversified portfolio of companies of any size that its sub-adviser judges to be attractive compared to the overall market. The Fund's portfolio may include large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available.

     The Fund may purchase or sell futures contracts and options, in order to gain exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. The Fund may also invest in closed-end investment companies and in ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges).

     The Fund normally invests at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in, North America. The
     Fund may use derivatives for purposes of complying with this test. An investment in a U.S. closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of
     North American companies, and has "North America" or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of North American companies for purposes of determining if the Fund has invested at least 80% of its net assets in such securities. The Fund considers North America to consist of the United
     States and Canada.

     The Fund's sub-adviser may trade the Fund's portfolio securities more frequently than many other mutual funds. Frequent trading of the Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common

                                      -13-

          and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect North American equities markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and
          "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. There can be no assurance that the sub-adviser's use of the quantitative analysis described above will produce a portfolio that will achieve long-term capital growth or that the Fund's sub-adviser will interpret or implement the results of any quantitative analysis in a manner that will result in long-term capital growth. In addition, to the extent that the sub-adviser adjusts the Fund's portfolio to take advantage of short-term deviations from longer-term historical trends and cycles, there can be no assurance that such deviations will in fact occur or that the
          Fund's portfolio will be positioned optimally to take advantage of them.

     o    SMALL AND MID CAP COMPANIES RISK. Small and mid cap companies tend to be more vulnerable to adverse developments than larger companies. The
          Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small and mid cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    GEOGRAPHIC FOCUS RISK. Because the Fund invests principally in equity securities of North American companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

                                      -14-

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and
          ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

     o    FREQUENT TRADING/PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's sub-adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 160%.

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Investor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the
     Fund's average annual returns for the last year and life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2004    2005
     -----   ----
     11.61%  7.01%

     During the periods shown above, the highest quarterly return was 9.30% for the quarter ended December 31, 2004, and the lowest was -1.40% for the quarter ended March 31, 2005.

                                      -15-

     AVERAGE ANNUAL TOTAL RETURNS                                        LIFE OF FUND
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)          ONE YEAR   (SINCE SEPTEMBER 17, 2003)
     -----------------------------------------------   --------   --------------------------

     RETURN BEFORE TAXES                                 7.01%              12.43%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)             5.36%              10.59%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
        FUND SHARES (1)                                  5.49%               9.79%
     FTSE NORTH AMERICAN INDEX (2) (REFLECTS NO
        DEDUCTION FOR FEES, EXPENSES OR TAXES)           7.45%              12.48%
     S&P 500 INDEX (3)                                   4.91%              10.90%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The FTSE North American Index is a market capitalization value weighted composite index of over 700 U.S. and Canadian companies and reflects the reinvestment of dividends.

     (3)  The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -16-

SCHRODER U.S. OPPORTUNITIES FUND

     INVESTMENT OBJECTIVE. To seek capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. In selecting investments for the Fund, the
     Fund's adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

     The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks and REITs. Under current market conditions, the Fund expects to invest primarily in equity securities of small and micro capitalization companies in the United States. The Fund's adviser considers small capitalization companies to be companies that have market capitalizations of $2.2 billion or less, and micro-capitalization companies to be companies with market capitalizations of $500 million or less, measured at the time of investment. However, the Fund may invest any portion of its assets in equity securities of larger companies. The Fund may also invest in securities of companies outside the United States, although the Fund will normally invest at least 80% of its net assets in securities of companies the Fund's adviser considers to be located in the
     United States. The Fund will consider an issuer located in the United
     States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled and has its principal place of business located in the United
     States and is principally traded in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The Fund generally sells securities when the Fund's adviser believes they are fully priced or when more attractive investment candidates become available. The
     Fund may purchase securities offered in initial public offerings.

     The Fund may use options (puts and calls) for hedging purposes, or to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the
     Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's
     Statement of Additional Information ("SAI").

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    SMALL COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

                                      -17-

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    EQUITY MARKETS RISK. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    REAL ESTATE INVESTMENT TRUST RISK. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering.
          Such investments are subject generally to the risks described above under "Small Companies Risk." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired.
          The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

     o    ISSUER FOCUS RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds.
          When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

                                      -18-

     o    GEOGRAPHIC FOCUS RISK. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than performance of other mutual funds that invest more broadly.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o    OVER-THE-COUNTER RISK. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     Performance Information.(+)(++)

     Below is a bar chart that shows the investment returns of the Fund's
     Investor Shares for each of its last ten full calendar years of operations.
     The table following the bar chart shows how the Fund's average annual returns for the last year, the last five years, and for the last ten years compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      1996   1997   1998   1999   2000   2001   2002    2003   2004   2005
     -----  -----  -----  -----  -----  -----  ------  -----  -----  -----
     22.29% 26.86% -9.23% 13.10% 31.22% 11.56% -18.87% 37.14% 25.29% 6.42%

     During the periods shown above, the highest quarterly return was 18.60% for the quarter ended June 30, 1997, and the lowest was -23.27% for the quarter ended September 30, 1998.

                                      -19-

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)       ONE YEAR   FIVE YEARS   TEN YEARS
     --------------------------------------------   --------   ----------   ---------

     RETURN BEFORE TAXES                              6.42%       10.60%      13.21%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)          5.85%        9.49%      10.46%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
        OF FUND SHARES (1)                            4.96%        8.80%      10.02%
     RUSSELL 2000 INDEX (2) (REFLECTS NO
        DEDUCTION FOR FEES, EXPENSES OR TAXES)        4.55%        8.22%       9.26%

     (1)  After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

     (+)  The current portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 1, 2003. The performance results shown in the bar chart and table for periods prior to January 1, 2003 were achieved by the Fund under a different portfolio manager.

     (++) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during the periods shown, the returns shown in the bar chart and table would have been lower. See "Management of the Funds --
          Management Fees."

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -20-

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

     INVESTMENT OBJECTIVE. To seek capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in companies in the United States (determined as described below) that the Fund's adviser considers to be small or mid cap companies. In selecting investments for the Fund, the Fund's adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors. These factors generally apply to all investments made by the Fund, including initial public offerings, although the Fund may also invest in certain initial public offerings that the portfolio manager believes will be in high demand. The Fund may sell a security when the Fund's adviser believes it is fully priced or when investments become available that it believes are more attractive.

     The Fund normally invests at least 80% of its net assets in companies considered by the Fund's adviser at the time to be small or mid cap companies located in the United States. The Fund's adviser currently considers a company to be a small or mid cap company if the company has a market capitalization (at the time of purchase) of between $1 billion and
     $7 billion. The Fund may also invest in equity securities of micro-cap companies or larger companies, if the Fund's adviser believes they offer the potential for capital appreciation. The Fund invests in common and preferred stocks, convertible preferred stocks, warrants to purchase common and preferred stocks, and REITs. The Fund may purchase securities on securities exchanges as well as over-the-counter, and may also purchase securities offered in initial public offerings. The Fund may use options for hedging purposes, or to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's SAI.

     The Fund's adviser will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the
     United States and is principally traded in the United States, or is domiciled or has its principal place of business located in the United
     States and is principally traded in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    SMALL AND MID CAP COMPANIES RISK. Small and mid cap companies tend to be more vulnerable to adverse developments than larger companies. The
          Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small and mid cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in

                                      -21-

          their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    REAL ESTATE INVESTMENT TRUST RISK. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering.
          Such investments are subject generally to the risks described above under "Small and Mid Cap Companies Risk." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

     o    EQUITY MARKETS RISK. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks.

                                      -22-

          Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    OVER-THE-COUNTER RISK. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

     o    GEOGRAPHIC FOCUS RISK. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than performance of other mutual funds that invest more broadly.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance. For performance information with respect to other investment accounts managed by the Fund's adviser, see the Fund's SAI.

                                      -23-

SCHRODER ENHANCED INCOME FUND

     INVESTMENT OBJECTIVES. Principally, to seek high current income, consistent with the preservation of capital and reasonable liquidity; secondarily, to seek a high rate of total return.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a diversified portfolio of U.S. dollar-denominated income-producing obligations.

     The Fund will normally invest at least 80% of its net assets in income-producing obligations, which may include, for example:

     o    securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     o    debt securities of domestic or foreign corporations;

     o    mortgage-backed and other asset-backed securities;

     o    obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises;

     o    obligations of international agencies or supranational entities;

     o    commercial paper and master demand notes;

     o    preferred securities; and

     o    short-term investments, such as repurchase agreements, money market securities, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

     The Fund's adviser currently expects that a substantial portion of the
     Fund's assets will be invested in mortgage-backed and other asset-backed securities.

     Foreign securities in which the Fund invests will be denominated in the
     U.S. dollar.

     The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years, in response to economic, market, or other conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

     The Fund is not a money market fund and is not subject to the portfolio quality, maturity, and other requirements applicable to money market funds.

     The Fund's investment adviser will trade the Fund's portfolio securities actively. The adviser may sell certain investments it believes are fully priced and purchase securities it believes may be undervalued, or it may trade securities to take advantage of what it believes to be temporary disparities in normal yield relationships between securities. The Fund's adviser uses quantitative analysis to understand the structures and risks of fixed income securities available for investment, and to identify market sectors offering favorable investment opportunities.

                                      -24-

     The Fund may enter into interest rate futures and options, interest rate swap agreements, and credit default swaps. (A derivative instrument will be considered to be an income-producing obligation if it is itself an income-producing obligation or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by an income-producing obligation.) The Fund may use these "derivatives" for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's SAI.

     The Fund will normally maintain a dollar weighted average rating of the securities owned by the Fund of at least Aa2 (or the equivalent), considering unrated securities backed by the full faith and credit of the
     U.S. Government to be rated AAA, by following the guidelines listed below:

     o    The Fund will normally invest only in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in securities of "investment grade," which means either that a nationally recognized statistical rating organization (for example, Moody's
          Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
          Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality.

     o    The Fund will normally invest more than 50% of its total assets in securities which a nationally recognized statistical rating organization has rated Aaa or AAA (or the equivalent).

     o    The Fund will normally invest no more than 25% of its total assets in securities that are rated below Aa3 (or the equivalent) by a nationally recognized statistical rating organization.

     o    The Fund will normally invest no more than 10% of its total assets in securities that are rated below A3 (or the equivalent) by a nationally recognized statistical rating organization.

     o    The Fund expects not to invest in money market securities that have a short-term rating lower than A2 (or the equivalent) by a nationally recognized statistical rating organization.

     In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used for purposes of determining whether the Fund has complied with these limitations. If a security is not rated by a nationally recognized statistical rating organization but the Fund's adviser believes that it is of comparable quality to a security that is so rated, that security will be considered to have been rated at that level.

                                      -25-

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. Asset-backed securities in which the
          Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral
          (usually automobiles) securing certain contracts, or other factors.

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under
          "Mortgage and Asset-Backed Securities Risk"), extension risk (as described above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

                                      -26-

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Investor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the
     Fund's average annual returns for the last year (life of the Fund) compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the
     Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2005
     ----
     2.92%

     During the period shown above, the highest quarterly return was 0.95% for the quarter ended June 30, 2005, and the lowest was 0.47% for the quarter ended March 31, 2005.

     AVERAGE ANNUAL TOTAL RETURNS                                ONE YEAR
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)                 (LIFE OF FUND)
     ------------------------------------------------------   --------------
     RETURN BEFORE TAXES                                           2.92%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)                       1.75%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
        SHARES (1)                                                 1.89%
     LIBOR 3 MONTH USD FIXED INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        3.64%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the

                                      -27-

          return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The LIBOR 3 Month USD Fixed Index is a broad-based basket of U.S. debt securities.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -28-

SCHRODER STRATEGIC BOND FUND

     INVESTMENT OBJECTIVE. To seek a high level of total return.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks its objective by investing in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world. The Fund normally invests substantially all, and at least 80%, of its net assets in debt securities. The Fund may use derivatives for purposes of complying with this test. The Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund's sub-adviser will normally (though it will not necessarily) hedge a substantial portion of the Fund's foreign currency exposure back into the U.S. dollar, in order to limit the effects of changes in foreign currencies on the value of the Fund's portfolio. The
     Fund is a non-diversified investment company.

     The Fund may invest in any type of debt securities, including, for example, corporate debt securities, securities issued or guaranteed by sovereign governments, their agencies, or instrumentalities (including securities issued by the U.S. Government, the Government National Mortgage
     Association, Federal Home Loan Banks, Fannie Mae, and Freddie Mac) and
     mortgage-backed securities (including collateralized mortgage obligations).
     The Fund may invest in convertible securities and warrants. The Fund may invest in securities of any maturity, but will normally seek to maintain a dollar-weighted average portfolio duration of 10 years or less. The Fund may invest a substantial portion of its assets in mortgage-backed and mortgage-related securities, including collateralized mortgage obligations, and other asset-backed securities. Asset-backed securities in which the
     Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

     The Fund will invest principally in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc., Standard
     & Poor's Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Fund's sub-adviser has determined the securities to be of comparable quality. Up to 40% of the Fund's total assets may be invested in securities rated below
     "investment grade," sometimes referred to as "junk bonds" (or, if unrated, determined by the Fund's sub-adviser to be of comparable quality).

     The Fund may (though it will not necessarily) purchase and sell interest rate futures contracts and enter into swap transactions, foreign currency forwards and swap transactions, and options, as a substitute for cash investments, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the
     Fund's portfolio. The Fund may take long or short positions in so-called credit default swaps or other credit derivatives as an alternative to buying or selling debt securities themselves or otherwise to increase the
     Fund's total return. The Fund may also invest in money market securities when the Fund's sub-adviser expects the return on such securities to exceed the return on securities with longer durations.

     In managing the Fund, the Fund's sub-adviser will allocate the Fund's assets among issuers, types of securities, industries, interest rates, and geographical regions, including emerging markets. An investment team located in London will make top-down investment allocation decisions.
     Subject to the oversight of this investment team, other investment

                                      -29-

     teams located in various geographical regions or specializing in particular types of investments will implement those asset allocation decisions by selecting the specific securities in which the Fund will invest. In this way, the Fund's sub-adviser attempts to construct a portfolio representing many of the firm's "best ideas." The Fund's sub-adviser will change asset allocations and the Fund's portfolio securities in response to changes in its assessment of market, economic, political, and other factors. The sub-adviser may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value. The Fund's sub-adviser may trade the Fund's portfolio securities more frequently than many other mutual funds. Frequent trading of the Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCIES RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    GEOGRAPHIC FOCUS RISK. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. To the extent the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    HIGH-YIELD/JUNK BONDS RISK. Securities rated below investment grade
          ("high-yield bonds" or "junk bonds") lack outstanding investment characteristics and have

                                      -30-

          speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. Asset-backed securities in which the
          Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral
          (usually automobiles) securing certain contracts, or other factors.

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under
          "Mortgage and Asset-Backed Securities Risk"), extension risk (as described above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities.

     o    WARRANTS RISK. The Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

                                      -31-

     o    EMERGING MARKET SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o    FREQUENT TRADING/PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's sub-adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be greater than 400%.

     o    NON-DIVERSIFICATION RISK. The Fund is a non-diversified investment company. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance. For performance information with respect to other investment accounts managed by the Fund's adviser, see the Fund's SAI.

                                      -32-

SCHRODER TOTAL RETURN FIXED INCOME FUND

     INVESTMENT OBJECTIVE. To seek a high level of total return.

     PRINCIPAL INVESTMENT STRATEGIES. The Schroder Total Return Fixed Income
     Fund (formerly, Schroder U.S. Core Fixed Income Fund) normally invests at least 80% of its net assets in fixed income obligations. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days' prior written notice to shareholders). In making investments for the Fund, the adviser seeks to invest the Fund's assets in a portfolio of securities that offer high total return -- from current income, increases in market values of the Fund's investments, or both. The adviser currently considers fixed income obligations to include:

     o    securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     o    debt securities of domestic or foreign corporations;

     o    mortgage-backed and other asset-backed securities;

     o    taxable and tax-exempt municipal bonds;

     o    obligations of international agencies or supranational entities;

     o    debt securities convertible into equity securities;

     o    inflation-indexed bonds;

     o    structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations;

     o    delayed funding loans and revolving credit facilities; and

     o    short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers'
          acceptances.

     The Fund may invest in securities of companies located in a variety of countries outside the United States, including obligations of non-U.S.
     governmental issuers or of private issuers located in any country outside the United States, including emerging market countries. The Fund will normally invest no more than 20% of its total assets in securities that are not denominated in the U.S. dollar.

     The Fund's adviser currently expects that a substantial portion of the
     Fund's assets will be invested in mortgage-backed and asset-backed securities.

     The Fund will invest principally in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc., Standard
     & Poor's Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. The Fund may invest up to 20% of the Fund's total assets in securities rated below "investment grade" (or, if unrated, determined by the Fund's adviser to be of comparable quality), sometimes referred to as "junk bonds," although normally the Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investor
     Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
     Service, Inc.) has rated the securities CC- (or the equivalent) or better, or the Fund's adviser has determined the

                                      -33-

     securities to be of comparable quality. If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is "investment grade."

     Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies. The Fund may also invest in zero-coupon securities.

     The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these "derivatives" strategies for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage)
     or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's SAI.

     The Fund intends to maintain a dollar weighted average portfolio duration of three to six years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

     The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

     In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

     The Fund's adviser will trade the Fund's portfolio securities actively. In selecting individual securities for investment, the Fund's adviser typically:

     o    uses in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

     o    exploits inefficiencies in the valuation of risk and reward;

     o    looks to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and

     o    considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

                                      -34-

     The Fund generally sells securities in order to take advantage of investments in other securities offering what the adviser believes is the potential for more attractive current income or capital gain or both.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. Asset-backed securities in which the
          Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral
          (usually automobiles) securing certain contracts, or other factors.

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under
          "Mortgage and Asset-Backed Securities Risk"), extension risk (as described above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

                                      -35-

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    EMERGING MARKETS SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities.

     o    FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

     o    HIGH-YIELD/JUNK BONDS RISK. Securities rated below investment grade
          ("high-yield bonds" or "junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                      -36-

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Investor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the
     Fund's average annual returns for the last year (life of the Fund) compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the
     Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2005
     ----
     3.08%

     During the period shown above, the highest quarterly return was 3.20% for the quarter ended June 30, 2005, and the lowest was -0.82% for the quarter ended September 30, 2005.

     AVERAGE ANNUAL TOTAL RETURNS                              ONE YEAR
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)               (LIFE OF FUND)
     ----------------------------------------------------   --------------
     RETURN BEFORE TAXES                                         3.08%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)                     1.60%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
        SHARES (1)                                               1.99%
     LEHMAN US AGGREGATE BOND INDEX (2) (REFLECTS NO
        DEDUCTION FOR FEES, EXPENSES OR TAXES)                   2.43%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Lehman US Aggregate Bond Index is a widely used measure of short-term debt returns. It is not managed.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -37-

SCHRODER MUNICIPAL BOND FUND

     INVESTMENT OBJECTIVE. To seek a high level of current income exempt from federal income tax, consistent with the preservation of capital.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

     o    pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax ("AMT"));

     o    are investment grade in quality; and

     o    have intermediate to long-term effective maturities (three years or longer) (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

     "Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

     The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
     Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
     Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical ratings organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the
     Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

     The Fund intends to maintain a dollar weighted average effective portfolio maturity of five to ten years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT. The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S.
     Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when-issued basis.

     Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

     The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

     The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

                                      -38-

     In selecting individual securities for investment, the Fund's adviser typically:

     o    assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

     o    uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

     o    compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

     o    looks to exploit any inefficiencies between intrinsic value and market trading price; and

     o    subordinates sector weightings to individual securities that may be undervalued.

     The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund's adviser devotes substantial independent research to the selection of the Fund's investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

     PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer maturities and in the case of portfolios of securities with longer average maturities.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    STATE AND ISSUER RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make the Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of that issue more than if such Fund invested in a greater number of securities.

                                      -39-

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), extension risk (as described above under
          "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    MANAGEMENT RISK. Because the Fund is an actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Investor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the
     Fund's average annual returns for the last year and life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2004   2005
     ----   ----
     3.70%  3.07%

     During the periods shown above, the highest quarterly return was 3.12% for the quarter ended September 30, 2004, and the lowest was -1.70% for the quarter ended June 30, 2004.

     AVERAGE ANNUAL TOTAL RETURNS                                   LIFE OF THE FUND
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)       ONE YEAR   (SINCE DECEMBER 31, 2003)
     --------------------------------------------   --------   -------------------------

     RETURN BEFORE TAXES                              3.07%             3.39%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)          2.83%             3.24%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
        OF FUND SHARES (1)                            3.08%             3.23%
     LEHMAN 5-YEAR MUNICIPAL BOND INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
        OR TAXES)                                     0.95%             1.82%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                      -40-

     (2)  The Lehman 5-Year Municipal Bond Index is a rules-based, market-value-weighted unmanaged index of debt obligations issued by municipalities with an approximate maturity of five years.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -41-

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

     INVESTMENT OBJECTIVE. To seek a high level of income exempt from federal income tax, consistent with the preservation of capital.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

     o    pay interest that is exempt from federal income tax (but which may be subject to federal AMT);

     o    are investment grade in quality; and

     o    have effective maturities of no more than three years (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

     "Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

     The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
     Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
     Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical ratings organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the
     Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

     The Fund intends to maintain a dollar weighted average effective portfolio maturity of not more than three years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80%
     of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT. The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S.
     Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when issued basis.

     Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

     The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

     The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

                                      -42-

     In selecting individual securities for investment, the Fund's adviser typically:

     o    assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

     o    uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

     o    compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

     o    looks to exploit any inefficiencies between intrinsic value and market trading price; and

     o    subordinates sector weightings to individual securities that may be undervalued.

     The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund's adviser devotes substantial independent research to the selection of the Funds' investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    VOLATILITY OF THE MUNICIPAL BOND MARKET. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    STATE AND ISSUER RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make a
          Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The
          Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of such issue more than if such Fund invested in a greater number of securities.

                                      -43-

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), extension risk (as described above under
          "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Investor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the
     Fund's average annual returns for the last year and life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2004   2005
     ----   ----
     1.79%  2.52%

     During the periods shown above, the highest quarterly return was 1.36% for the quarter ended September 30, 2004, and the lowest was -0.84% for the quarter ended June 30, 2004.

     AVERAGE ANNUAL TOTAL RETURNS                                   LIFE OF THE FUND
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)       ONE YEAR   (SINCE DECEMBER 31, 2003)
     --------------------------------------------   --------   -------------------------

     RETURN BEFORE TAXES                              2.52%             2.15%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)          2.31%             2.02%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
        OF FUND SHARES (1)                            2.52%             2.08%
     LEHMAN 1-YEAR MUNICIPAL BOND INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
        OR TAXES)                                     1.49%             1.28%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the

                                      -44-

          return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Lehman 1-Year Municipal Bond Index is a rules-based, market-value-weighted index of debt obligations issued by
          municipalities with short term maturities.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                   ----------

Changes in investment objective and policies. The policies described above requiring the Funds to invest at least 80% of their net assets in certain investments may be changed by the Trustees upon at least 60 days' prior written notice to shareholders. Except for any policy described in this prospectus or in the applicable Fund's SAI as fundamental, the Funds' investment objectives and policies may be changed by the Trustees without a vote of the shareholders.

                                      -45-

--------------------------------------------------------------------------------
FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
INVESTOR SHARES OF THE FUNDS.

     SHAREHOLDER FEES (paid directly from your investment):

          MAXIMUM SALES LOAD IMPOSED ON PURCHASES                 None
          MAXIMUM DEFERRED SALES LOAD                             None
          MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS      None
          REDEMPTION FEE
             Schroder Emerging Market Equity Fund                 2.00%(1)
             Schroder International Alpha Fund                    2.00%(1)
             Schroder International Diversified Value Fund        2.00%(1)
             Schroder North American Equity Fund                  None
             Schroder U.S. Opportunities Fund                     2.00%(1)
             Schroder U.S. Small and Mid Cap Opportunities Fund   2.00%(1)
             Schroder Enhanced Income Fund                        None
             Schroder Strategic Bond Fund                         2.00%(1)
             Schroder Total Return Fixed Income Fund              None
             Schroder Municipal Bond Fund                         None
             Schroder Short-Term Municipal Bond Fund              None

     (1)  Shares of this Fund held for two months or less are subject to a redemption fee of 2.00%.

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                                          SCHRODER
                                                                                            U.S.
                        SCHRODER                                   SCHRODER   SCHRODER   SMALL AND
                        EMERGING      SCHRODER        SCHRODER       NORTH      U.S.      MID CAP
                         MARKET    INTERNATIONAL   INTERNATIONAL   AMERICAN    OPPORT-    OPPORT-
                         EQUITY      ALPHA FUND     DIVERSIFIED     EQUITY     UNITIES    UNITIES
                          FUND          (1)          VALUE FUND      FUND     FUND (1)     FUND
                        --------   -------------   -------------   --------   --------   ---------

     MANAGEMENT
        FEES (2)           1.00%       0.975%           1.00%        0.25%      1.00%       1.00%
     DISTRIBUTION
        (12b-1) FEES       None         None            None         None       None        None
     OTHER EXPENSES
        (2)(3)(4)          2.14%       3.152%           2.18%        0.10%      0.40%       1.53%
     TOTAL ANNUAL
        FUND OPERATING
        EXPENSES           3.14%       4.127%           3.18%        0.35%      1.40%       2.53%
     LESS: FEE WAIVER
        AND EXPENSE
        LIMITATION (5)    (1.39)%     (2.877)%         (1.93)%       None       None       (1.13)%
     NET EXPENSES (5)      1.75%        1.25%           1.25%        0.35%      1.40%       1.40%

                                               SCHRODER                SCHRODER
                                                 TOTAL                  SHORT-
                        SCHRODER    SCHRODER    RETURN    SCHRODER       TERM
                        ENHANCED   STRATEGIC    FIXED     MUNICIPAL   MUNICIPAL
                         INCOME       BOND      INCOME      BOND         BOND
                          FUND        FUND       FUND       FUND         FUND
                        --------   ---------   --------   ---------   ---------

     MANAGEMENT
        FEES (2)          0.25%       0.75%      0.25%       0.40%       0.40%
     DISTRIBUTION
        (12b-1) FEES      None        None       None        None        None
     OTHER EXPENSES
        (2)(3)(4)         0.57%       1.21%      2.80%       0.53%       0.45%
     TOTAL ANNUAL
        FUND OPERATING
        EXPENSES          0.82%       1.96%      3.05%       0.93%       0.85%
     LESS: FEE WAIVER
        AND EXPENSE
        LIMITATION (5)   (0.42)%     (0.81%)    (2.65)%     (0.38)%     (0.30)%
     NET EXPENSES (5)     0.40%       1.15%      0.40%       0.55%       0.55%

                                      -46-

     (1)  Restated to reflect current fees.

     (2)  Management Fees for each Fund include all fees payable to the Funds'
          adviser and its affiliates for investment advisory and fund administration services. The Funds also pay administrative or sub-administrative fees directly to SEI Investments Global Fund
          Services, and those fees are included under "Other Expenses."

     (3)  "Other Expenses" for Schroder Emerging Market Equity Fund, Schroder
          International Diversified Value Fund, Schroder U.S. Small and Mid Cap
          Opportunities Fund, and Schroder Strategic Bond Fund are based on estimated amounts for each Fund's current fiscal year.

     (4)  Each Fund may at times invest excess cash in money market funds. Each
          Fund does not currently expect the fees and expenses incurred by such
          Fund as a result of these investments to exceed 0.01% of the average net assets of such Fund. In the last fiscal year, the Funds did not make any such investments and, as a result, no such fees and expenses are reflected in the table. If a Fund does make such investments, its fees and expenses may be higher than shown in the table.

     (5)  The "Net Expenses" shown for certain Funds reflect the effect of contractually imposed fee waivers and/or expense limitations on the
          Total Annual Fund Operating Expenses of each such Fund. In order to limit the expenses of these Funds' Investor Shares, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 for Schroder Enhanced Income Fund, Schroder Municipal Bond Fund, and
          Schroder Short-Term Municipal Bond Fund, March 31, 2007 for
          Schroder Emerging Market Equity Fund, Schroder International Alpha
          Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and
          Mid Cap Opportunities Fund, and June 30, 2007 for Schroder Strategic
          Bond Fund, to the extent that the Total Annual Fund Operating Expenses of a Fund allocable to its Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each
          Fund's Investor Shares): Schroder Emerging Market Equity Fund --
          1.75%; Schroder International Alpha Fund -- 1.25%; Schroder U.S.
          Opportunities Fund -- 1.70%; Schroder U.S. Small and Mid Cap
          Opportunities Fund -- 1.40%; Schroder Enhanced Income Fund -- 0.40%;
          Schroder Strategic Bond Fund -- 1.15%; Schroder Municipal Bond Fund --
          0.55%; and Schroder Short-Term Municipal Bond Fund -- 0.55%. In order to limit the expenses of each of the Schroder International
          Diversified Value Fund's and the Schroder Total Return Fixed Income
          Fund's Investor Shares, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until August 30, 2007 to the extent that the Total Annual
          Operating Expenses of a Fund (other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each Fund's
          Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Investor Shares):
          Schroder International Diversified Value Fund -- 1.25%; and Schroder
          Total Return Fixed Income Fund -- 0.40%. Net Expenses of the Funds'
          Investor Shares may be higher than the Net Expenses shown in the table above to the extent the Fund has such interest, taxes, or
          extraordinary expenses. The Schroder International Diversified Value
          Fund and the Schroder Strategic Bond Fund do not anticipate any such expenses in each such Fund's first fiscal year. In the last fiscal year, Schroder International Alpha Fund, Schroder North American
          Equity Fund, Schroder U.S. Opportunities Fund, Schroder Enhanced
          Income Fund, Schroder Total Return Fixed Income Fund, Schroder
          Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund had
          no such expenses, and these Funds do not expect to incur such expenses in the next fiscal year. The fee waiver and/or expense limitations for the Funds may only be terminated during their term by the Board of
          Trustees.

                                      -47-

--------------------------------------------------------------------------------
EXAMPLE

     This Example is intended to help you compare the cost of investing in a
     Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your Investor Shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund's Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------

     SCHRODER EMERGING MARKET EQUITY FUND(1)                  $178      $838        N/A       N/A
     SCHRODER INTERNATIONAL ALPHA FUND(1)                     $127      $992     $1,871    $4,138
     SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND(2)         $127      $799        N/A       N/A
     SCHRODER NORTH AMERICAN EQUITY FUND                      $ 36      $113     $  197    $  443
     SCHRODER U.S. OPPORTUNITIES FUND(1)                      $143      $443     $  766    $1,680
     SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND(1)    $143      $680        N/A       N/A
     SCHRODER ENHANCED INCOME FUND(3)                         $ 41      $220     $  414    $  974
     SCHRODER STRATEGIC BOND FUND(4)                          $117      $537        N/A       N/A
     SCHRODER TOTAL RETURN FIXED INCOME FUND(2)               $ 41      $691     $1,368    $3,177
     SCHRODER MUNICIPAL BOND FUND(3)                          $ 56      $258     $  478    $1,108
     SCHRODER SHORT-TERM MUNICIPAL BOND FUND(3)               $ 56      $241     $  442    $1,021

     (1)  The Example assumes that you invest on March 31, 2006 for Schroder
          Emerging Market Equity Fund, Schroder International Alpha Fund,
          Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap
          Opportunities Fund. If you invest after this date your expenses may be higher due to fee waivers for these funds expiring one year after such date.

     (2)  The Example assumes that you invest on August 30, 2006 for Schroder
          International Diversified Value Fund and Schroder Total Return Fixed
          Income Fund. If you invest after this date your expenses may be higher due to fee waivers for these funds expiring one year after such date.

     (3)  The Example assumes that you invest on February 28, 2006 for Schroder
          Enhanced Income Fund, Schroder Municipal Bond Fund and Schroder
          Short-Term Municipal Bond Fund. If you invest after this date your expenses may be higher due to fee waivers for these funds expiring one year after such date.

     (4)  The Example assumes that you invest on June 30, 2006 for Schroder
          Strategic Bond Fund. If you invest after this date your expenses may be higher due to a fee waiver for this fund expiring one year after such date.

                                      -48-

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     A Fund may not achieve its objective. The following provides more detail about certain of the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its investment return. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in this
     Prospectus or under "Investment Restrictions" in the Fund's SAI, or by applicable law, a Fund may engage in each of the practices described below, although only the Funds specifically indicated below use the applicable strategy as a principal investment strategy.

     o    INTEREST RATE RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC
          BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER MUNICIPAL
          BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a
          Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

     o    CREDIT RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC BOND
          FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER MUNICIPAL BOND
          FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities.

          Schroder Enhanced Income Fund invests in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's
          Investors Service, Inc., Standard & Poor's Rating Service, or Fitch
          Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Funds' investment adviser has determined the securities to be of comparable quality. Schroder Strategic Bond
          Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond
          Fund and Schroder Short-Term Municipal Bond Fund each invests principally in securities of "investment grade" at the time of purchase. If a security has been rated by more than one nationally recognized statistical rating organization the Funds' adviser will consider the highest rating for the purposes of determining whether the security is of "investment grade." A Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund. A Fund considers whether a security is of "investment grade" only at the time of purchase.

          Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond
          Fund's adviser expects that a significant portion of the securities in which these Funds invest will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

                                      -49-

          Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment.
          Credit rating agencies base their ratings largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

          The value of a municipal bond depends on the ability and willingness of its issuer to meet its obligations on the security. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The discontinuance of the taxation supporting a specific project or specific assets or the inability to collect revenues from the project or from the assets can negatively affect the municipal bonds backed by current or anticipated revenues from the project or assets. If the
          Internal Revenue Service or a state tax authority determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable for federal or state law purposes and the security's market value could decline significantly.

     o    EXTENSION RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC
          BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER MUNICIPAL
          BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). During
          periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    HIGH-YIELD/JUNK BONDS RISK. (SCHRODER STRATEGIC BOND FUND AND SCHRODER
          TOTAL RETURN FIXED INCOME FUND). Schroder Strategic Bond Fund may
          invest up to 40% of its total assets and Schroder Total Return Fixed
          Income Fund may invest up to 20% of its total assets in lower-rated fixed-income securities (commonly known as "junk bonds"), although normally the Schroder Strategic Bond Fund and the Schroder Total
          Return Fixed Income Fund will not invest in securities unless a nationally recognized statistical rating organization (for example,
          Moody's Investor Service, Inc., Standard & Poor's Rating Service, or
          Fitch Investors Service, Inc.) has rated the securities CC- (or the equivalent) or better, or the Funds' adviser has determined the securities to be of comparable quality. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund's ability to sell its securities at prices
          approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by them, a
          Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Fund

                                      -50-

          adviser's investment analysis than would be the case if the Fund was investing in securities in the higher rating categories.

     o    INFLATION/DEFLATION RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER
          STRATEGIC BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER
          MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND).
          Inflation risk is the risk that a Fund's assets or income from a
          Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time -- the opposite of inflation. Deflation may have an adverse effect on the
          creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. (SCHRODER ENHANCED INCOME
          FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL RETURN FIXED
          INCOME FUND). Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans.
          Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
          Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal.
          Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.
          Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets.
          The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering

                                      -51-

          into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

     o    LIQUIDITY RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, AND SCHRODER
          STRATEGIC BOND FUND). Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, SCHRODER
          ENHANCED INCOME FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL
          RETURN FIXED INCOME FUND). Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. A Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds' adviser or sub-adviser anticipated.
          Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index.
          Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested.
          Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. See the applicable Fund's SAI for more information.

     o    SMALL AND MID CAP COMPANIES RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL
          DIVERSIFIED VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER
          U.S. OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL AND MID CAP
          OPPORTUNITIES FUND). The Funds may invest in companies that are smaller and less well-known than larger, more widely held companies.
          Micro, small and mid cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management

                                      -52-

          group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    EQUITY SECURITIES RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S.
          OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES
          FUND). The principal risks of investing in the Funds include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Funds' adviser or sub-adviser, due to factors that adversely affect equities markets generally or particular companies in the portfolio. Common stocks represent an equity or ownership interest in an issuer and are subject to issuer and market risks that may cause their prices to fluctuate over time. Preferred stocks represent an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends and in liquidation. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Different types of investments tend to shift into and out of favor with investors depending on changes in market and economic conditions.

     o    CONVERTIBLE SECURITIES RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S.
          OPPORTUNITIES FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES
          FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL RETURN FIXED
          INCOME FUND). Schroder Strategic Bond Fund and Schroder Total Return
          Fixed Income Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated
          price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities. Schroder Emerging Market Equity Fund, Schroder
          International Alpha Fund, Schroder International Diversified Value
          Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities
          Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund may
          invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

     o    WARRANTS RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. SMALL AND MID
          CAP OPPORTUNITIES FUND, AND SCHRODER STRATEGIC BOND FUND). The Funds
          may invest in warrants to

                                      -53-

          purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock. Schroder
          Strategic Bond Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL AND
          MID CAP OPPORTUNITIES FUND). The Funds may also purchase securities of companies in initial public offerings (IPOs), which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Funds may not be able to invest in securities issued in IPOs or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Funds. The investment performance of the Funds during periods when they are unable to invest significantly or at all in initial public offerings may be lower than during periods when the Funds are able to do so.

     o    FOREIGN INVESTMENT RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER ENHANCED
          INCOME FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL RETURN
          FIXED INCOME FUND). Schroder Emerging Market Equity Fund, Schroder
          International Alpha Fund, Schroder International Diversified Value
          Fund, Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, and
          Schroder Total Return Fixed Income Fund may invest in foreign securities. Schroder North American Equity Fund may invest in securities of Canadian companies and in companies located in other countries in North America. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States.
          Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

          Schroder Emerging Market Equity Fund may invest in Chinese companies.
          While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the United
          States. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the United States government, or governments that otherwise have policies in conflict with the U.S.
          government. Investments in such companies

                                      -54-

          may subject the Schroder Emerging Market Equity Fund to the risk that these companies' reputation and price in the market will be adversely affected.

          In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the
          United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a
          Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

          Special tax considerations apply to a Fund's investments in foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, the Fund's adviser or sub-adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

          In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or character of the Fund's distributions.

     o    FOREIGN CURRENCIES RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER STRATEGIC
          BOND FUND, AND SCHRODER TOTAL RETURN FIXED INCOME FUND). Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

          If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or

                                      -55-

          realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of
          U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

     o    EMERGING MARKET SECURITIES RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL
          DIVERSIFIED VALUE FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER
          TOTAL RETURN FIXED INCOME FUND). Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market
          capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.
          Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

          Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

     o    GEOGRAPHIC FOCUS RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, AND SCHRODER
          STRATEGIC BOND FUND). To the extent that a Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly. Because the Schroder North American Equity

                                      -56-

          Fund invests principally in equity securities of North American companies, and the Schroder U.S. Opportunities Fund and Schroder U.S.
          Small and Mid Cap Opportunities Fund invest principally in equity securities of U.S. companies, their performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    ISSUER FOCUS RISK. (SCHRODER INTERNATIONAL ALPHA FUND AND SCHRODER
          U.S. OPPORTUNITIES FUND). The Funds, and in particular the Schroder
          International Alpha Fund, may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. When a
          Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

     o    DEPOSITARY RECEIPTS RISK. (SCHRODER EMERGING MARKET EQUITY FUND). A
          Fund may invest in ADRs, as well as GDRs, EDRs or other similar securities representing ownership of foreign securities. Depositary
          Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Investments in non-U.S. issuers through Depository Receipts and similar instruments may involve certain risks not applicable to investing in
          U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.
          Costs may be incurred in connection with conversions between various currencies. A Fund may invest in both sponsored and unsponsored
          Depositary Receipts. Unsponsored Depositary Receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored Depositary Receipts and the prices of unsponsored Depositary Receipts may be more volatile than if such instruments were sponsored by the issuer.

     o    INVESTMENTS IN POOLED VEHICLES RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL
          DIVERSIFIED VALUE FUND, AND SCHRODER NORTH AMERICAN EQUITY FUND). A
          Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and ETFs, that are advised by the
          Fund's sub-adviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, a Fund may pay a premium above such investment company's net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value. As a shareholder in an investment company or pooled vehicle, a Fund, and indirectly that Fund's shareholders, would bear its ratable share of the investment company's expenses, including advisory and
          administrative fees, and would at the same time continue to pay its own fees and expenses. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in transactions on securities exchanges.

     o    REAL ESTATE INVESTMENT TRUST RISK. (SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL
          AND MID CAP OPPORTUNITIES FUND). An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks,

                                      -57-

          such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
          Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.
          As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    OVER-THE-COUNTER RISK. (SCHRODER U.S. OPPORTUNITIES FUND AND SCHRODER
          U.S. SMALL AND MID CAP OPPORTUNITIES FUND). Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which a Fund pays as part of the purchase price.

     o    EQUITY MARKETS RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, AND SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND).
          Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

     o    MANAGEMENT RISK. (ALL FUNDS). Because the Funds are actively managed, each Fund's investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. A Fund's adviser or sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o    FREQUENT TRADING / PORTFOLIO TURNOVER RISK (SCHRODER NORTH AMERICAN
          EQUITY FUND, SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC BOND
          FUND, AND SCHRODER TOTAL RETURN FIXED INCOME FUND). The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the
          Fund's adviser or sub-adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which

                                      -58-

          are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. During periods when a Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. The Funds' adviser currently expects that the portfolio turnover rate for the current fiscal year will be greater than 400% for Schroder Strategic Bond Fund, will be approximately 400%
          for each of Schroder Enhanced Income Fund and Schroder Total Return
          Fixed Income Fund, will be approximately 160% for Schroder North
          American Equity Fund, will be approximately 100% for Schroder Emerging
          Market Equity Fund, and will not exceed 100% for each of Schroder
          International Alpha Fund, Schroder U.S. Opportunities Fund, Schroder
          U.S. Small and Mid Cap Opportunities Fund, Schroder Municipal Bond
          Fund and Schroder Short-Term Municipal Bond Fund. Consult your tax advisor regarding a Fund's portfolio turnover rate on your investments.

     o    MUNICIPAL BONDS RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
          SHORT-TERM MUNICIPAL BOND FUND). Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse
          determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

          General obligations. These are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

          Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds for manufacturing facilities, certain transportation facilities, and publicly-owned utilities, and non-profit organizations such as private colleges, hospitals and museums, and other facilities.
          Investors can look only to the revenue generated by the project or the private company owning or operating the project rather than the credit of the state or local government authority issuing the bonds. Revenue obligations are often subject to greater credit risk than general obligations debt because they do not rely on broad taxing powers.

          Municipal bonds may be insured or guaranteed by public or private guarantors or insurers. The credit standing of such a bond would likely depend to a substantial extent on the ability and willingness of the guarantor or insurer to meet its obligations.

          The amount of public information available about the municipal bonds in a Fund's portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a Fund holding such securities may therefore be more dependent on the analytical abilities of the Fund's adviser.

          Interest income from private activity bonds may be subject to federal
          AMT for individuals. Corporate shareholders will be required to include all tax-exempt interest

                                      -59-

          dividends in determining their federal AMT. The Funds may each invest as much as 100% of their net assets in investments, the income from which may result in liability for federal AMT both for individual and corporate shareholders. For more information, including possible state, local and other taxes, contact your tax advisor.

          At times, a portion of a Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Funds' adviser or its affiliates, holds all or a major portion. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Funds' adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In the event of a default by an issuer of such securities, a Fund may be required to incur expenses in enforcing its rights, and any income received by the
          Fund in respect of its investment might not be tax-exempt.

     o    TAXABLE MUNICIPAL SECURITIES RISK. (SCHRODER MUNICIPAL BOND FUND AND
          SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The Funds may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax. These may include, for example, securities issued to finance unfunded pension liabilities or issued to finance governmental facilities where the nature or management of the facility is such that the securities may not be issued on a tax-exempt basis.
          The Funds may also hold a portion of their assets in securities issued by the U.S. Treasury and they may hold taxable money market securities or cash equivalents for liquidity or pending investment in tax-exempt securities.

     o    VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. (SCHRODER MUNICIPAL BOND
          FUND AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers specifically or the municipal bond market generally. For example, political or fiscal events affecting the issuers of municipal bonds, as well as uncertainties in the municipal bond market generally related to taxation, legislative changes, or the enforceability of rights of municipal bond holders, can significantly affect the values of municipal bonds. Because many municipal bonds are issued to finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal bond market.

     o    STATE AND ISSUER RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
          SHORT-TERM MUNICIPAL BOND FUND). A Fund may invest without limitation in the debt of issuers, including conduit issuers, located in the same state. Investing in bonds issued by a state, state agencies, or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers, such as possible restrictions on additional borrowings by issuers in that state or economic or legal limitations on an issuer's ability to meet payment obligations. A Fund may also invest more than 25% of its assets in a sector of the municipal bond market, including education, health care, housing, transportation or utilities sectors. Geographic or sector concentration may cause the value of a Fund's shares to change more than the values of shares of funds that invest in a greater variety of investments.

                                      -60-

          Municipal bonds backed by revenues from facilities in a particular sector are subject to the risks of investment in that sector generally. For example, investments in many of the sectors in which a
          Fund may invest are subject to the risks of changes in government regulation, fluctuations in revenues, including federal or state assistance, competition, changes in labor relations and costs, and difficulties in raising additional capital under a variety of circumstances. Revenue bonds issued in the education sector can be significantly affected also by levels of endowment, charitable giving, costs of attendance, increases or decreases in governmental assistance or other revenues, and, in the case of public schools, limits on the ability of governmental entities to increase taxes or generate other revenues, including fees, to pay for educational expenses. Investments in a health care sector are subject to changes in patient income, the availability of public or private insurance reimbursement for procedures and drug costs, the timing of such payments, the quality of management and the availability of qualified professional staff, and demographics. The housing sector can be significantly affected by changes in interest rates for single-family home buyers, governmental regulations imposed on developers of low and moderate cost multi-family units, as well as costs of land, construction and maintenance costs, neighborhood opposition to mixed-income developments, and the level of government incentives, including subsidies and tax credits. Investments in a transportation sector can be affected significantly by the cost of developing, maintaining, updating and replacing infrastructure and other hard assets, levels of federal and state assistance, quality of service, and the ability to raise fees without losing ridership. Investments in a utilities sector can be significantly affected by the ability to locate a reliable and reasonable source of the resource to be provided, infrastructure development and maintenance, the ability to pass on costs of services and resources to customers, mandatory or voluntary natural resource conservation efforts, alternatives by customers to the use of public utilities, and the effects of deregulation by many states. The foregoing factors are illustrative in nature. This discussion of the risk of concentration in sectors is not, and is not intended to be, comprehensive or exhaustive.

          A Fund may at times invest a substantial portion of its assets in securities of a particular issue, and to that extent, the Fund's investment performance and net asset value will be adversely affected by decreases in the value of such issue more than if such Fund invested in a larger range of securities.

     o    U.S. GOVERNMENT SECURITIES RISK. (SCHRODER ENHANCED INCOME FUND,
          SCHRODER STRATEGIC BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND,
          SCHRODER MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND
          FUND). U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage
          Association) are supported by the full faith and credit of the United
          States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan
          Banks) are supported by the right of the issuer to borrow from the
          U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie
          Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under "Mortgage and Asset-Backed Securities
          Risk"), extension risk (as described

                                      -61-

          above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    NON-DIVERSIFICATION RISK. (SCHRODER STRATEGIC BOND FUND). Schroder
          Strategic Bond Fund is a non-diversified investment company. It therefore may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

                                      -62-

--------------------------------------------------------------------------------
NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

     In addition to the principal investment strategies described in the
     Principal Investment Strategies section above, each Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Funds' adviser or sub-adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Funds' adviser and sub-adviser.

     o    SHORT SALES. A Fund may sell a security short when the Fund's adviser or sub-adviser anticipates that the price of the security will decline. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund "closes" the short position. A short position will result in a loss if the market price of the security in question increases between the date when the
          Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where such Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

     o    WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS.
          Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

     o    SECURITIES LOANS AND REPURCHASE AGREEMENTS. A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy, as a way to recognize additional current income on securities that it owns.

     o    TEMPORARY DEFENSIVE STRATEGIES. At times, the Funds' adviser or sub-adviser may judge that conditions in the securities markets make pursuing a Fund's investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund's adviser or sub-adviser may, but is not required to, take temporary "defensive"
          positions that are inconsistent with a Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In implementing these defensive strategies, the Fund would invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund's adviser or sub-adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

                                      -63-

     o    PRICING. At times market conditions might make it hard to value some investments. If a Fund has valued securities it holds too high, you may end up paying too much for the Fund's shares when you buy into a
          Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

     o    OTHER INVESTMENTS. A Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

     o    SECURITIES IN DEFAULT. Schroder Strategic Bond Fund may invest in securities that are in default. Securities that are in default are subject generally to the risks described above under "Principal Risks of Investing in the Fund -- High-Yield/Junk Bonds Risk", and which offer little or no prospect for the payment of the full amount of unpaid principal and interest, although normally Schroder Strategic
          Bond Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investor
          Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
          Service, Inc.) has rated the securities CC- (or the equivalent) or better, or the Fund's adviser has determined the securities to be of comparable quality.

     o    PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment, including the requirements that: Schroder Emerging Market
          Equity Fund normally invest at least 80% of its net assets in equity securities of companies the Fund's sub-adviser considers to be
          "emerging market" issuers; Schroder International Alpha Fund normally invest at least 65% of its total assets in equity securities of companies the Fund's adviser considers to be located outside of the
          United States; Schroder International Diversified Value Fund normally invest at least 65% of its assets in equity securities of companies located in countries outside of the United States; Schroder North
          American Equity Fund normally invest at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in,
          North America; Schroder U.S. Opportunities Fund normally invest at least 80% of its net assets in securities of companies the Fund's adviser considers to be located in the United States; Schroder U.S.
          Small and Mid Cap Opportunities Fund normally invest at least 80% of its net assets in companies considered by the Fund's adviser at the time to be small or mid cap companies located in the United States;
          Schroder Enhanced Income Fund normally invest at least 80% of its net assets in income-producing obligations; Schroder Strategic Bond Fund normally invest at least 80% of its net assets in debt securities;
          Schroder Total Return Fixed Income Fund normally invest at least 80%
          of its net assets in fixed income obligations; Schroder Municipal Bond
          Fund normally invest at least 80% of its net assets in municipal bonds; and Schroder Short-Term Municipal Bond Fund normally invest at least 80% of its net assets in municipal bonds and at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax. An investment by a Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an

                                      -64-

          investment. References in the discussion of the Funds' investment policies above to 80% of a Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by a Fund for investment purposes.

     o    PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. A Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Fund's adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. A Fund's sale of such investments may also be restricted under securities laws. In the event that the Trustees, or persons designated by the Trustees, determine that a security is "readily marketable" pursuant to these procedures, and a Fund is not able to sell such security at the price that such persons anticipate, the
          Fund's net asset value will decrease.

                                      -65-

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS

     Each Trust is governed by a Board of Trustees. The Board of Trustees of each Trust has retained Schroders to serve as each Fund's adviser and to manage the investments of each Fund. Subject to the control of the applicable Board of Trustees, Schroders also manages each Fund's other affairs and business.

     Schroder Investment Management North America Limited ("SIMNA Ltd."), an
     affiliate of Schroders, serves as sub-adviser responsible for portfolio management of Schroder Emerging Market Equity Fund, Schroder International
     Alpha Fund, Schroder International Diversified Value Fund, Schroder North
     American Equity Fund, and Schroder Strategic Bond Fund.

     Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the Funds and as investment adviser to other mutual funds and a broad range of institutional investors.
     Schroders plc, Schroders' ultimate parent, is a global asset management company with approximately $223.2 billion under management as of March 31,
     2006. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world's investment markets.

     o    MANAGEMENT FEES. For the fiscal year ended October 31, 2005, each of the following Funds paid aggregate management fees, net of applicable expense limitations and/or fee waivers, for investment management and administration services to Schroders at the following annual rates
          (based on each Fund's average daily net assets): Schroder North
          American Equity Fund: 0.25%; Schroder U.S. Opportunities Fund: 0.73%
          (effective May 1, 2006 the Fund's management fee is 1.00%); Schroder
          Municipal Bond Fund: 0.02%; and Schroder Short-Term Municipal Bond
          Fund: 0.10%. Schroder International Alpha Fund did not pay fees during the fiscal year ended October 31, 2005 due to an expense limitation and/or fee waiver in effect during that period (effective April 1,
          2006 the Fund's management fee is 0.975% of the Fund's average daily net assets). Each of the following Funds expect to pay management fees for investment management services to Schroders at the following annual rates (based on each Fund's average daily net assets): Schroder
          Emerging Market Equity Fund: 1.00%; Schroder International Diversified
          Value Fund: 1.00%; Schroder U.S. Small and Mid Cap Opportunities Fund:
          1.00%; Schroder Enhanced Income Fund: 0.25%; Schroder Strategic Bond
          Fund: 0.75%; and Schroder Total Return Fixed Income Fund: 0.25%. As
          compensation for SIMNA Ltd.'s services as sub-adviser, Schroders pays to SIMNA Ltd. fifty percent of the investment advisory fees Schroders receives from each of Schroder Emerging Market Equity Fund, Schroder
          International Alpha Fund, Schroder International Diversified Value
          Fund, Schroder North American Equity Fund, and Schroder Strategic Bond
          Fund. A discussion regarding the basis for the Trustees' approval of the investment management agreements for Schroder International Alpha
          Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities
          Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond
          Fund, and Schroder Short-Term Municipal Bond Fund is available in the
          Funds' annual report to shareholders for the fiscal year ended October
          31, 2005.

                                      -66-

     o    EXPENSE LIMITATIONS AND WAIVERS. In order to limit the expenses of certain Funds' Investor Shares, Schroders has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 for Schroder Enhanced Income
          Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal
          Bond Fund, March 31, 2007 for Schroder International Alpha Fund,
          Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities
          Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund, and June
          30, 2007 for the Schroder Strategic Bond Fund, to the extent that the
          Total Annual Fund Operating Expenses of each Fund allocable to its
          Investor Shares exceed the following annual rates (based on the average daily net assets attributable to the Fund's Investor Shares):
          Schroder Emerging Market Equity Fund -- 1.75%; Schroder International
          Alpha Fund -- 1.25%; Schroder U.S. Opportunities Fund -- 1.70%;
          Schroder U.S. Small and Mid Cap Opportunities Fund -- 1.40%; Schroder
          Enhanced Income Fund -- 0.40%; Schroder Strategic Bond Fund -- 1.15%;
          Schroder Municipal Bond Fund -- 0.55%; and Schroder Short-Term
          Municipal Bond Fund -- 0.55%. In order to limit the expenses of each of Schroder International Diversified Value Fund's and Schroder Total
          Return Fixed Income Fund's Investor Shares, Schroders has
          contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until August 30, 2007 to the extent that the
          Total Annual Fund Operating Expenses of a Fund (other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to its Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Investor shares):
          Schroder International Diversified Value Fund -- 1.25%; and Schroder
          Total Return Fixed Income Fund -- 0.40%.

                                      -67-

     o    PORTFOLIO MANAGEMENT. The following portfolio managers at Schroders and SIMNA Ltd. have primary responsibility for making investment decisions for the respective Funds. For each of Schroder International
          Diversified Value Fund and Schroder North American Equity Fund, all
          investment decisions are made by a team of investment professionals at
          SIMNA Ltd. with the portfolio managers listed in the table below for that Fund having primary responsibility for making investment decisions for the Fund. Each portfolio manager's recent professional experience is also shown. Each Fund's respective SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and each portfolio manager's ownership of securities in the Fund.

                                                                                  RECENT PROFESSIONAL
FUND                     NAME              TITLE               SINCE              EXPERIENCE
----------------------   ---------------   -----------------   ----------------   ----------------------------

Schroder Emerging        James Gotto       Portfolio Manager   Inception          Mr. Gotto is a Portfolio
Market Equity Fund                                             (March 31, 2006)   Manager of SIMNA Ltd. He
                                                                                  has been an employee of
                                                                                  SIMNA Ltd. since 1991.

Schroder Emerging        Waj Hashmi, CFA   Portfolio Manager   Inception          Mr. Hashmi is a Portfolio
Market Equity Fund                                             (March 31, 2006)   Manager of SIMNA Ltd. He
                                                                                  has been an employee of
                                                                                  SIMNA Ltd. since 2000.

Schroder Emerging        Robert Davy       Portfolio Manager   Inception          Mr. Davy is a Portfolio
Market Equity Fund                                             (March 31, 2006)   Manager of SIMNA Ltd. He
                                                                                  has been an employee of
                                                                                  SIMNA Ltd. since 1986.

Schroder Emerging        Allan Conway      Head of             Inception          Mr. Conway is Head of
Market Equity Fund                         Emerging            (March 31, 2006)   Emerging Markets Equities at
                                           Markets Equities                       SIMNA Ltd. He has been an
                                                                                  employee of SIMNA Ltd.
                                                                                  since 2004. Formerly, Head
                                                                                  of Global Emerging Markets,
                                                                                  West LB Asset Management
                                                                                  and Chief Executive Officer
                                                                                  of WestAM (UK) Ltd.

Schroder International   Virginie          Lead Portfolio      March 2005         Ms. Maisonneuve is a
Alpha Fund               Maisonneuve,      Manager                                Director of Schroders. She
                         CFA                                                      has been an employee of
                                                                                  SIMNA Ltd. since 2004. She
                                                                                  is head of Schroders'
                                                                                  Europe, Australasia, Far East
                                                                                  (EAFE) Team. Formerly,
                                                                                  Co-Chief Investment Officer
                                                                                  and Director, Clay Finlay.

Schroder International   Matthew Dobbs     Portfolio Manager   2004               Mr. Dobbs manages Pacific
Alpha Fund                                                                        Basin and EAFE equities and
                                                                                  is responsible for
                                                                                  MultiRegional Small Cap. He
                                                                                  has been an employee of
                                                                                  Schroders since 1981.

                                      -68-

                                                                                   RECENT PROFESSIONAL
FUND                     NAME              TITLE               SINCE               EXPERIENCE
----------------------   ---------------   -----------------   -----------------   ----------------------------

Schroder International   Justin            Lead Portfolio      Inception (August   Mr. Abercrombie is the Lead
Diversified Value Fund   Abercrombie       Manager and         30, 2006)           Portfolio Manager and Head
and Schroder North                         Head of             (Schroder           of QEP, SIMNA Ltd. He has
American Equity Fund                       Quantitative        International       been an employee of
                                           Equity Products     Diversified Value   Schroders since 1996.
                                           ("QEP")             Fund)               Formerly, founding member
                                                                                   of QEP, SIMNA Ltd.
                                                               Inception
                                                               (September
                                                               2003) (Schroder
                                                               North American
                                                               Equity Fund)

Schroder International   John Marsland,    Senior Portfolio    Inception (August   Mr. Marsland is a Senior
Diversified Value Fund   CFA               Manager and         30, 2006)           Portfolio Manager and
and Schroder North                         Quantitative        (Schroder           Quantitative Analyst, SIMNA
American Equity Fund                       Analyst             International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since May 2006. Formerly,
                                                                                   Quantitative Fund Manager,
                                                               May 2006            WMG Advisors LLP from
                                                               (Schroder North     January 2005 to April 2006,
                                                               American Equity     Head of Risk Advisory,
                                                               Fund)               Commerzbank Securities
                                                                                   from 2000 to November
                                                                                   2004.

Schroder International   David Philpotts   Senior              Inception (August   Mr. Philpotts is Senior
Diversified Value Fund                     Quantitative        30, 2006)           Quantitative Analyst and
and Schroder North                         Analyst and         (Schroder           Portfolio Manager, SIMNA
American Equity Fund                       Portfolio Manager   International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since 1999. Formerly, Chief
                                                                                   Investment Officer, Quaestor
                                                               March 2004          Investment Management
                                                               (Schroder North     from 2001 to March 2004,
                                                               American Equity     Deputy Head of QEP, SIMNA
                                                               Fund)               Ltd. from 1999 to 2004.

Schroder International   Stephen           Senior              Inception (August   Mr. Langford is Senior
Diversified Value Fund   Langford          Quantitative        30, 2006)           Quantitative Analyst and
and Schroder North                         Analyst and         (Schroder           Portfolio Manager, SIMNA
American Equity Fund                       Portfolio Manager   International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since 2003. Formerly, Senior
                                                                                   Research Manager, Quaestor
                                                               November 2003       Investment Management
                                                               (Schroder North     from August 1999 to
                                                               American Equity     October 2003.
                                                               Fund)

                                      -69-

                                                                                   RECENT PROFESSIONAL
FUND                     NAME              TITLE               SINCE               EXPERIENCE
----------------------   ---------------   -----------------   -----------------   -----------------------------

Schroder International   Arnaud Amsellem   Senior              Inception (August   Mr. Amsellem is Senior
Diversified Value Fund                     Quantitative        30, 2006)           Quantitative Analyst and
and Schroder North                         Analyst and         (Schroder           Portfolio Manager, SIMNA
American Equity Fund                       Portfolio Manager   International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since 2005. Formerly, Senior
                                                                                   Portfolio Manager, State
                                                               July 2005           Street Hedge Fund Group,
                                                               (Schroder North     Portfolio Manager, State
                                                               American Equity     Street Active Team from
                                                               Fund)               June 2000 to June 2005.

Schroder International   Kristian Brock    Quantitative        Inception (August   Mr. Brock is a Quantitative
Diversified Value Fund                     Analyst and         30, 2006)           Analyst and Portfolio
and Schroder North                         Portfolio Manager   (Schroder           Manager, SIMNA Ltd. He has
American Equity Fund                                           International       been an employee of
                                                               Diversified Value   Schroders since 2001.
                                                               Fund)

                                                               Inception
                                                               (September
                                                               2003) (Schroder
                                                               North American
                                                               Equity Fund)

Schroder International   James Larkman     Quantitative        Inception (August   Mr. Larkman is a Quantitative
Diversified Value Fund                     Analyst and         30, 2006)           Analyst and Portfolio
and Schroder North                         Portfolio Manager   (Schroder           Manager, SIMNA Ltd. He has
American Equity Fund                                           International       been an employee of
                                                               Diversified Value   Schroders since 2003. Prior
                                                               Fund)               to joining Schroders he was
                                                                                   a student attending the
                                                               October 2005        Master's program at the
                                                               (Schroder North     University of Reading from
                                                               American Equity     July 2003 to July 2004. Prior
                                                               Fund)               to July 2003, he attended the
                                                                                   University of Bath and
                                                                                   participated in an internship
                                                                                   with Schroders.

Schroder U.S.            Jenny B. Jones    Lead Portfolio      2003 (Schroder      Ms. Jones is an Executive
Opportunities Fund and                     Manager             U.S.                Vice President of Schroders.
Schroder U.S. Small                                            Opportunities       She has been an employee
and Mid Cap                                                    Fund)               of Schroders since 2003.
Opportunities Fund                                             Inception           Formerly, portfolio manager
                                                                                   and Executive Director,
                                                               (March 31, 2006)    Morgan Stanley Investment
                                                               (Schroder U.S.      Advisors Inc.
                                                               Small and Mid
                                                               Cap
                                                               Opportunities
                                                               Fund)

Schroder Enhanced        Steven S. Lear,   Lead Portfolio      Inception           Mr. Lear is an Executive Vice
Income Fund and          CFA               Manager             (December 2004)     President of Schroders. He
Schroder Total Return                                          for each Fund       has been an employee of
Fixed Income Fund                                                                  Schroders since June 1998.

                                      -70-

                                                                                 RECENT PROFESSIONAL
FUND                    NAME               TITLE               SINCE             EXPERIENCE
---------------------   ----------------   -----------------   ---------------   -------------------------------

Schroder Enhanced       David Harris       Portfolio Manager   Inception         Mr. Harris is a Senior Vice
Income Fund and                                                (December 2004)   President of Schroders. He
Schroder Total Return                                          for each Fund     has been an employee of
Fixed Income Fund                                                                Schroders since
                                                                                 November 1992.

Schroder Enhanced       Wesley A.          Portfolio Manager   Inception         Mr. Sparks is a Senior Vice
Income Fund and         Sparks, CFA                            (December 2004)   President of Schroders. He
Schroder Total Return                                          for each Fund     has been an employee of
Fixed Income Fund                                                                Schroders since
                                                                                 December 2000. Formerly,
                                                                                 portfolio manager at Aeltus
                                                                                 Investment Management.

Schroder Enhanced       Gregg T. Moore,    Portfolio Manager   Inception         Mr. Moore is a Vice President
Income Fund and         CFA                                    (December 2004)   of Schroders and has been
Schroder Total Return                                          for each Fund     an employee of Schroders
Fixed Income Fund                                                                since June 2001. Formerly,
                                                                                 quantitative analyst at Aeltus
                                                                                 Investment Management.

Schroder Enhanced       Matthew J.         Portfolio Manager   Inception         Mr. Murphy is a Vice
Income Fund and         Murphy                                 (December 2004)   President of Schroders. He
Schroder Total Return                                          for each Fund     has been an employee of
Fixed Income Fund                                                                Schroders since July 2004.
                                                                                 Formerly, Managing Director
                                                                                 at MONY Capital Management
                                                                                 from February 2002 to
                                                                                 July 2004.

Schroder Strategic      Robert Michele,    Global Head of      Inception (June   Mr. Michele is Global Head of
Bond Fund               CFA                Fixed Income        30, 2006)         Fixed Income of Schroders.
                                                                                 He has been an employee of
                                                                                 Schroders since 1998.

Schroder Strategic      Louise Davies      Portfolio Manager   Inception (June   Ms. Davies is a Portfolio
Bond Fund                                                      30, 2006)         Manager of Schroders. She
                                                                                 has been an employee of
                                                                                 Schroders since 1999.

Schroder Municipal      David Baldt, CFA   Portfolio Manager   Inception         Mr. Baldt is an Executive
Bond Fund and                                                  (December 2003)   Vice President of Schroders.
Schroder Short-Term                                            for each Fund     He has been an employee of
Municipal Bond Fund                                                              Schroders since fall 2003.
                                                                                 Formerly, Managing Director
                                                                                 of Deutsche Asset
                                                                                 Management (formerly
                                                                                 Morgan Grenfell).

Schroder Municipal      Daniel Scholl      Portfolio Manager   Inception         Mr. Scholl is a Senior Vice
Bond Fund and                                                  (December 2003)   President of Schroders. He
Schroder Short-Term                                            for each Fund     has been an employee of
Municipal Bond Fund                                                              Schroders since fall 2003.
                                                                                 Formerly a Director and
                                                                                 Portfolio Manager of
                                                                                 Deutsche Asset Management
                                                                                 (formerly Morgan Grenfell).

                                      -71-

                                                                         RECENT PROFESSIONAL
FUND                  NAME         TITLE               SINCE             EXPERIENCE
-------------------   ----------   -----------------   ---------------   ---------------------------

Schroder Municipal    Susan Beck   Portfolio Manager   Inception         Ms. Beck is a First Vice
Bond Fund and                                          (December 2003)   President of Schroders. She
Schroder Short-Term                                    for each Fund     has been an employee of
Municipal Bond Fund                                                      Schroders since fall 2003.
                                                                         Formerly, a Vice President
                                                                         and Portfolio Manager of
                                                                         Deutsche Asset Management
                                                                         (formerly Morgan Grenfell).

Schroder Municipal    Ted Manges   Portfolio Manager   Inception         Mr. Manges is a First Vice
Bond Fund and                                          (December 2003)   President of Schroders. He
Schroder Short-Term                                    for each Fund     has been an employee of
Municipal Bond Fund                                                      Schroders since fall 2003.
                                                                         Formerly, Vice President of
                                                                         Deutsche Asset Management
                                                                         from 1999 to 2003, and
                                                                         Manager of Trading and
                                                                         Sales, Commerce Capital
                                                                         Markets from 1995 to 1999.

                                      -72-

--------------------------------------------------------------------------------
HOW THE FUNDS' SHARES ARE PRICED

     Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Each Fund values its Investor Shares as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00
     p.m., Eastern Time) each day the Exchange is open. The Trusts expect that days, other than weekend days, when the Exchange will not be open are New
     Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,
     Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas
     Day. Securities for which market quotations are readily available are valued at prices which, in the opinion of Schroders, most nearly represent the market values of such securities. Securities for which market values are not readily available, or for which the Funds' adviser believes the market value is unreliable (including, for example, certain foreign securities, thinly traded securities, initial public offerings, or when there is a particular event that may affect the value of a security), are valued by Schroders at their fair values pursuant to guidelines established by the Board of Trustees, and under the ultimate supervision of the Board of Trustees, generally by reference to other securities or indexes. For instance, a pricing service may recommend a fair value based generally on prices of comparable securities. Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. Options and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options and futures not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price. If such prices are not available, unlisted securities and derivatives are valued by Schroders at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the market where such securities trade, such as security and bond prices, interest rates, and currency exchange rates. Certain Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the
     Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the
     Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Schroder Emerging Market
     Equity Fund, Schroder International Alpha Fund, Schroder International
     Diversified Value Fund, Schroder Strategic Bond Fund, and Schroder Total
     Return Fixed Income Fund's investments may be priced based on fair values provided by a third party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Schroders' Fair Value Committee in consultation with the Board of
     Trustees. Short-term investments that will mature within 60 days are valued by Schroders using amortized cost pursuant to procedures adopted by the
     Board of Trustees. The net asset value of a Fund's Investor Shares may differ from that of its Advisor Shares due to differences in the expenses of Investor Shares and Advisor Shares.

                                      -73-

--------------------------------------------------------------------------------
HOW TO BUY SHARES

     Each Trust, through its distributor, Schroder Fund Advisors Inc., sells
     Investor Shares of its Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable Fund.

     You may purchase Investor Shares of each Fund by completing the Account
     Application that accompanies this Prospectus, and sending payment by check or wire as described below. Acceptance of your order will be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority from corporations, administrators, executors, personal representatives, directors, or custodians.

     Each Fund sells its Investor Shares at their net asset value next determined after the applicable Fund, its transfer agent, Boston Financial
     Data Services, Inc. ("BFDS"), or an authorized broker or financial institution (as described below) receives your request in good order
     (meaning that the request meets the requirements set out below and in the
     Account Application, and otherwise meets the requirements implemented from time to time by the applicable Fund's transfer agent or the Fund). In order for you to receive a Fund's next determined net asset value, the Fund, BFDS or the authorized broker or financial institution must receive your order before the close of trading on the Exchange (normally 4:00 p.m., Eastern
     Time). Each Trust reserves the right to reject any order to purchase
     Investor Shares of any of its Funds. Each Trust generally expects to inform any persons that their purchase has been rejected within 24 hours.

     The minimum investments for initial and additional purchases of Investor
     Shares of a Fund are as follows:

                  INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                  ------------------   ----------------------
                       $250,000                $1,000

     The applicable Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of Schroders, any of its affiliates or a financial intermediary authorized to sell shares of a Fund, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

     Investor Shares of the Funds are intended for purchase by investors making a minimum initial investment of $250,000 and purchasing shares directly from the Fund. Advisor Shares of the Funds are offered through another prospectus and are intended for investors making a minimum initial investment of $2,500 through a regular account or a traditional or Roth IRA and purchasing shares through a financial intermediary.

     The Funds do not issue share certificates.

     Each Trust may suspend the offering of Investor Shares of its Funds for any period of time. Each Trust may change any investment minimum from time to time.

                                      -74-

     Purchases by check. You may purchase Investor Shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase
     Investor Shares of two or more Funds, make your check payable to Schroder
     Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Funds whose shares you are purchasing.
     Schroder Mutual Funds will not accept third-party checks or starter checks.
     You should direct your check and your completed Account Application as follows:

     REGULAR MAIL            OVERNIGHT OR EXPRESS MAIL
     Schroder Mutual Funds   Boston Financial Data Services, Inc.
     P.O. Box 8507           Attn: Schroder Mutual Funds
     Boston, MA 02266        30 Dan Road
                             Canton, MA 02021

     For initial purchases, a completed Account Application must accompany your check.

     Purchases by bank wire. If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the
     Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally
     4:00 p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

     Please call BFDS at (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United
     States, please call (617) 483-5000 and ask to speak with a Schroder Mutual
     Funds representative.) Please be sure to obtain a wire reference number.
     Instruct your bank to wire funds with the assigned reference number as follows:

          STATE STREET BANK AND TRUST COMPANY
          225 Franklin Street
          Boston, Massachusetts 02110
          ABA No.: 011000028
          Attn: Schroder Mutual Funds
          DDA No.: 9904-650-0
          FBO: Account Registration
          A/C: Mutual Fund Account Number
               Name of Fund

     BFDS will not process your purchase until it receives the wired funds.

     Automatic Purchases. You can make regular investments of $100 or more per month or quarter in Investor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the
     Account Application if you would like to utilize this option. For more information, please call (800) 464-3108.

     Brokers and other financial institutions. You may also buy and exchange
     Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or Schroder Fund
     Advisors Inc. The purchase and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds.
     For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or exchanging Investor Shares. Please consult a representative of your financial institution for further information.

     Certain brokers or other financial institutions may accept purchase orders for Investor Shares on behalf of the Funds. Such brokers or financial institutions may designate other

                                      -75-

     intermediaries to accept purchase orders on behalf of the Funds. For purposes of pricing, a Fund will be deemed to have received a purchase order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and
     Schroder Fund Advisors Inc., the Trusts' distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

     Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees the Fund charges.

     Purchases in kind. Investors may purchase Investor Shares of a Fund for cash or in exchange for securities, subject to the determination by
     Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for Investor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for Investor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Investor Shares of the Fund may be a taxable transaction to the investor, in which case the
     Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Funds value securities accepted by Schroders in the same manner as are the Funds' portfolio securities as of the time of the next determination of a Fund's net asset value. Although the Funds seek to determine the fair value of securities contributed to a
     Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the
     Funds. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone Schroders at (800) 464-3108, their
     Schroders client representative, or other financial intermediary.

     Certain payments by Schroders or its affiliates. Schroder Fund Advisors
     Inc., Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of a Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

     If correspondence to the shareholder's address of record is returned, then, unless BFDS determines the shareholder's new address, BFDS will reinvest dividends and other distributions returned to it in the applicable Fund(s), and if the correspondence included checks, the checks will be canceled and re-deposited to the shareholder's account at then-current net asset value.

                                      -76-

--------------------------------------------------------------------------------
HOW TO SELL SHARES

     When you may redeem. You may sell your Investor Shares back to a Fund on any day the Exchange is open by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108.
     Redemption requests received in good order by Schroder Mutual Funds, BFDS, or an authorized broker or financial institution (as described below) prior to the close of the Exchange on any day the Exchange is open for trading will be priced at the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee the signature(s) of all account holders for any redemption request in excess of $50,000, or for any amount being sent to an address or bank account that is not registered on the account. The Stamp
     2000 Medallion Guarantee is the only acceptable form of guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than
     $50,000. Each Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

     Each Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. Each Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, each Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Investor Shares by check, each Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

     Brokers and other financial institutions. You may also redeem and exchange
     Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or Schroder Fund
     Advisors Inc. The redemption and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds.
     For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

     Certain brokers or other financial institutions may accept redemption orders for Investor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept redemption orders on behalf of the Funds. For purposes of pricing, a Fund will be deemed to have received a redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the
     Trusts' distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker

                                      -77-

     or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

     Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees a Fund charges.

     Involuntary redemptions. If, because of your redemptions, your account balance for any of the Funds falls below a minimum amount set by the
     Trustees (presently $2,000), a Trust may choose to redeem your Investor
     Shares in the Funds and pay you for them. You will receive at least 30 days' written notice before the Trust redeems your Investor Shares, and you may purchase additional Investor Shares at any time to avoid a redemption.
     Each Trust may also redeem Investor Shares if you own shares of the Funds above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

     Suspension. Each Trust may suspend the right of redemption of a Fund or postpone payment by a Fund during any period when: (1) trading on the
     Exchange is restricted, as determined by the Securities and Exchange
     Commission ("SEC"), or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the
     SEC) exists, making disposal of portfolio investments or determination of a
     Fund's net asset value not reasonably practicable.

     Redemptions in kind. The Trusts do not expect to redeem Investor Shares in kind under normal circumstances. If a Trust redeems your Investor Shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. Schroder Capital Funds (Delaware) has agreed to redeem Investor
     Shares of Schroder International Alpha Fund and Schroder U.S. Opportunities
     Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets attributable to Investor Shares during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Schroder Capital Funds (Delaware) may pay any redemption proceeds exceeding this amount for any of these Funds in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash. Schroder Global Series Trust and Schroder Series Trust may pay
     redemption proceeds in any amount with respect to Schroder Emerging Market
     Equity Fund, Schroder International Diversified Value Fund, Schroder North
     American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund,
     Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, Schroder Total
     Return Fixed Income Fund, Schroder Municipal Bond Fund, or Schroder
     Short-Term Municipal Bond Fund in whole or in part by a distribution in kind of liquid securities held by the applicable Fund in lieu of cash.

     General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your
     Schroders client representative or your financial intermediary. Each Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent

                                      -78-

     redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trusts generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

     Redemption fee. Schroder Emerging Market Equity Fund, Schroder
     International Alpha Fund, Schroder International Diversified Value Fund,
     Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap
     Opportunities Fund, and Schroder Strategic Bond Fund each imposes a 2.00%
     redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The purpose of the redemption fee is principally to discourage market timing, and also to help defray costs incurred by a Fund in connection with short-term trading by investors in its shares.

     To the extent that the redemption fee applies, the price you will receive when you redeem your shares of a Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund, or shares redeemed through designated systematic withdrawal plans. The Funds reserve the right to make other exceptions to the application of the redemption fee in the future provided those exceptions are not inconsistent with the overall purpose of the redemption fee policy. The redemption fee does apply to IRAs, and may also apply to shares held in employer-sponsored retirement accounts (such as 401(k), 403(b), Keogh, profit sharing, SIMPLE
     IRA, SEP-IRA and money purchase pension accounts) and shares in retirement plans held in broker omnibus accounts.

     For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made on a first-purchased, first-redeemed basis.

                                      -79-

--------------------------------------------------------------------------------
EXCHANGES

     You can exchange your Investor Shares of a Fund for Investor Shares of other funds in the Schroder family of funds at any time at their respective net asset values. An exchange of shares of Schroder Emerging Market Equity
     Fund, Schroder International Alpha Fund, Schroder International Diversified
     Value Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid
     Cap Opportunities Fund, and Schroder Strategic Bond Fund may be subject to a redemption fee of 2.00% as described above under "Redemption Fee" (such that the exchange would be made at net asset value minus any redemption fee). The Trusts would treat the exchange as a sale of your Investor
     Shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange
     Investor Shares, please call (800) 464-3108. (From outside the United
     States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The
     Trusts and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension.

                                      -80-

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

     Schroder Enhanced Income Fund, Schroder Total Return Fixed Income Fund,
     Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund
     each declare dividends from net investment income daily and distribute these dividends monthly. Schroder Strategic Bond Fund declares dividends from net investment income and distributes these dividends quarterly.
     Schroder Emerging Market Equity Fund, Schroder International Alpha Fund,
     Schroder International Diversified Value Fund, Schroder North American
     Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and
     Mid Cap Opportunities Fund each declare dividends from net investment income and distribute these dividends annually. All Funds distribute any net investment income and any net realized capital gain at least annually.
     All Funds make distributions from net capital gain after applying any available capital loss carryovers.

     Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

     YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

     o    Reinvest all distributions in additional Investor Shares of your Fund;

     o    Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Investor Shares of your Fund;

     o    For each Fund except Schroder North American Equity Fund, receive distributions from net investment income in additional Investor Shares of your Fund while receiving capital gain distributions in cash; or

     o    Receive all distributions in cash.

     You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional
     Fund shares promptly following the period in which the reinvestment occurs.

                                      -81-

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     Excessive trading can hurt Fund performance, operations, and shareholders.
     The Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. Each Fund discourages, and does not accommodate, frequent purchases and redemption of the Fund's shares to the extent Schroders believes that such trading is harmful to a Fund's shareholders, although a Fund will not necessarily prevent all frequent trading in its shares. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). Each Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or
     Schroders believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to a Fund or its shareholders, although the Trusts and Schroders have not established any maximum amount or number of such exchanges that may occur in any period. Each Trust generally expects to inform any persons that their purchase has been rejected within 24 hours. In addition, the Boards of
     Trustees of Schroder Emerging Market Equity Fund, Schroder International
     Alpha Fund, Schroder International Diversified Value Fund, Schroder U.S.
     Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and
     Schroder Strategic Bond Fund have established a 2.00% redemption fee for shares of these Funds held for two months or less from their date of purchase. See "How to Sell Shares -- Redemption Fee" for further information. The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. Each Trust or its distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trust regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trust as having engaged in trades that violate the Trusts' "market timing" policies. Each Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trust or Schroders would do so). Please see the applicable SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Funds or
     Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Funds, or that the Funds or Schroders will be successful in limiting or eliminating such activities.

                                      -82-

--------------------------------------------------------------------------------
PAYMENT OF FEES

     Subject to general review by the Board of Trustees, the Funds may pay
     Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, the Funds' service providers, including Schroders, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to a Fund or its shareholders.

                                      -83-

--------------------------------------------------------------------------------
TAXES

     TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less and gains on the sale of bonds characterized as a market discount sale will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Schroder
     Enhanced Income Fund, Schroder Strategic Bond Fund, Schroder Total Return
     Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term
     Municipal Bond Fund do not expect a significant portion of their distributions to be derived from qualified dividend income.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

     For Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond
     Fund, distributions designated as "exempt-interest dividends" will generally not be subject to federal income tax. Gains realized by a Fund on the sale or exchange of investments the income from which is tax-exempt will be taxable to shareholders. Shareholders of the Funds who receive social security or railroad retirement benefits should consult their tax advisor to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits. In addition, an investment in the Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

     Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

     A Fund's investment in certain debt obligations and derivative contracts may cause the Fund to recognize taxable income in excess of the cash generated by such obligations or contracts. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Internal
     Revenue Code (a "foreign person"), are subject to withholding of U.S.
     federal income tax at a rate of 30% (or lower applicable treaty rate).
     However, under the American Jobs Creation Act of 2004, effective for taxable years of the Funds beginning after December 31, 2004 and before
     January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in

                                      -84-

     excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds.

     Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

     TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in a Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

     FOREIGN TAXES. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's return on those securities would be decreased. Shareholders of Schroders Funds that invest more than 50% of their assets in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of other Schroders funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

     DERIVATIVES. A Fund's use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

     CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a
     summary of certain U.S. federal income tax consequences of investing in the
     Funds. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Funds.

                                      -85-

--------------------------------------------------------------------------------
DISCLOSURES OF FUND PORTFOLIO INFORMATION

     Please see the applicable Fund's SAI for a description of a Fund's policies and procedures regarding the persons to whom the Funds or Schroders may disclose a Fund's portfolio securities positions, and under which circumstances.

                                      -86-

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

     The financial highlights below are intended to help you understand financial performance of each of the Schroder International Alpha Fund,
     Schroder North American Equity Fund, Schroder U.S. Opportunities Fund,
     Schroder Enhanced Income Fund, Schroder Total Return Fixed Income Fund,
     Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund
     for the past five years or, if more recent, since their inception. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Investor Shares of a Fund, assuming reinvestment of all dividends and distributions.

     Financial highlights for the Schroder Total Return Fixed Income Fund for
     the six months ended April 30, 2006 are unaudited. For all periods through the fiscal year ended October 31, 2005, the financial highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accountant to the Funds. The audited financial statements for the Funds and the related independent registered public accountant's report are contained in the Funds' combined Annual Report and are incorporated by reference into each Fund's SAI. The unaudited financial statements for the Schroder Total
     Return Fixed Income Fund are contained in its Semi-Annual Report, and are incorporated by reference into its SAI. Copies of the Annual Report and the
     Schroder Total Return Fixed Income Fund's Semi-Annual Report may be
     obtained without charge by writing the Funds at P.O. Box 8507, Boston,
     Massachusetts 02266, or by calling (800) 464-3108. The Funds' Annual Report and the Schroder Total Return Fixed Income Fund's Semi-Annual Report are
     also available on the following website: www.schroderfunds.com.

                                      -87-

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGH THE PERIOD ENDED OCTOBER 31 (AND THE PERIOD ENDED APRIL 30, 2006
(UNAUDITED) WITH RESPECT TO THE SCHRODER TOTAL RETURN FIXED INCOME FUND)

                                                             NET REALIZED
                                                            AND UNREALIZED                             DISTRIBUTIONS
                                                                GAINS                                     FROM NET
                                                              (LOSSES) ON                 DIVIDENDS       GAIN ON
                                   NET ASSET       NET        INVESTMENTS                    FROM       INVESTMENTS
                                     VALUE,    INVESTMENT     AND FOREIGN    TOTAL FROM      NET        AND FOREIGN    DISTRIBUTIONS
                                   BEGINNING     INCOME        CURRENCY      INVESTMENT   INVESTMENT      CURRENCY      FROM RETURN
                                   OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME      TRANSACTIONS     OF CAPITAL
                                   ---------   ----------   --------------   ----------   ----------   -------------   -------------

INTERNATIONAL ALPHA FUND
2005                                 $ 7.08     $ 0.14          $ 1.22         $ 1.36       $(0.09)        $   --           $--
2004                                   6.37       0.09            0.75           0.84        (0.13)            --            --
2003                                   5.37       0.10            1.08           1.18        (0.12)         (0.06)           --
2002                                   7.26       0.04           (1.13)         (1.09)          --          (0.80)           --
2001                                  16.74       0.09           (2.38)         (2.29)       (0.31)         (6.88)           --
NORTH AMERICAN EQUITY FUND
2005(b)                              $11.00     $ 0.06          $ 0.63         $ 0.69       $(0.05)        $(0.49)          $--
2005(c)                               10.88       0.22            0.62           0.84        (0.20)         (0.52)           --
2004(c)(d)                            10.00       0.09            0.86           0.95        (0.04)         (0.03)           --
U.S. OPPORTUNITIES FUND
2005                                 $19.58         --(e)       $ 2.11*        $ 2.11       $   --         $(2.03)          $--
2004                                  16.18         --(e)         3.40*          3.40           --             --            --
2003                                  12.57      (0.16)           4.11           3.95           --          (0.34)           --
2002                                  15.17      (0.10)          (1.15)         (1.25)          --          (1.35)           --
2001                                  18.01      (0.13)           0.59           0.46           --          (3.30)           --
ENHANCED INCOME FUND
2005(f)                              $10.00     $ 0.26          $(0.04)        $ 0.22       $(0.26)        $   --           $--
TOTAL RETURN FIXED INCOME FUND**
2006(g)                              $ 9.85     $ 0.23          $(0.15)        $ 0.08       $(0.25)        $(0.02)          $--
2005(f)                               10.00       0.30           (0.15)          0.15        (0.30)            --            --
MUNICIPAL BOND FUND
2005                                 $10.12     $ 0.36          $(0.15)        $ 0.21       $(0.36)        $   --           $--
2004(h)                               10.00       0.24            0.11           0.35        (0.23)            --            --
SHORT-TERM MUNICIPAL BOND FUND
2005                                 $ 9.97     $ 0.29          $(0.05)        $ 0.24       $(0.29)        $   --           $--
2004(h)                               10.00       0.15           (0.03)          0.12        (0.15)            --            --

*    Includes redemption fees. Amount was less than $0.01 per share.

**   Schroder U.S. Core Fixed Income Fund was renamed Schroder Total Return
     Fixed Income Fund effective May 15, 2006.

(a)  Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. Total return calculations for a period of less than one year are not annualized.

(b)  For the six months ended October 31, 2005, the North American Equity Fund's fiscal year end changed from April 30 to October 31. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(c)  For the year or period ended April 30.

(d)  Commenced operations on September 17, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(e)  Amount was less than $(0.01) per share.

(f)  Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(g)  For the six months ended April 30, 2006 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(h)  Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

                                      -88-

                                                                                                 RATIO OF
                                                                                                EXPENSES TO
                                                                                                AVERAGE NET    RATIO OF EXPENSES
                                                                                                  ASSETS         TO AVERAGE NET
                                                                                                (INCLUDING     ASSETS (EXCLUDING
                                                    NET ASSET                                     WAIVERS,          WAIVERS,
                                       TOTAL       VALUE, END     TOTAL     NET ASSETS, END   REIMBURSEMENTS     REIMBURSEMENTS
                                   DISTRIBUTIONS    OF PERIOD   RETURN(A)   OF PERIOD (000)    AND OFFSETS)       AND OFFSETS)
                                   -------------   ----------   ---------   ---------------   --------------   -----------------

INTERNATIONAL ALPHA FUND
2005                                  $(0.09)        $ 8.35       19.45%       $    6,545          1.25%              3.88%
2004                                   (0.13)          7.08       13.31             5,233          1.25               3.36
2003                                   (0.18)          6.37       22.66             6,242          1.25               3.27
2002                                   (0.80)          5.37      (17.20)            6,427          1.14               1.94
2001                                   (7.19)          7.26      (24.96)           20,850          0.99               1.41
NORTH AMERICAN EQUITY FUND
2005(b)                               $(0.54)        $11.15        6.35%       $1,303,276          0.35%              0.35%
2005(c)                                (0.72)         11.00        7.59           883,146          0.33               0.33
2004(c)(d)                             (0.07)         10.88        9.56           890,929          0.37               0.37
U.S. OPPORTUNITIES FUND
2005                                  $(2.03)        $19.66       11.26%       $  140,467          1.13%              1.13%
2004                                      --          19.58       21.01            73,679          1.62               1.62
2003                                   (0.34)         16.18       32.13            46,783          1.93               2.25
2002                                   (1.35)         12.57       (9.91)           41,857          1.49               1.50
2001                                   (3.30)         15.17        3.25            28,096          1.49               1.83
ENHANCED INCOME FUND
2005(f)                               $(0.26)        $ 9.96        2.17%       $  101,106          0.40%              0.82%
TOTAL RETURN FIXED INCOME FUND**
2006(g)                               $(0.27)        $ 9.66        0.79%       $   20,519          0.40%              1.92%
2005(f)                                (0.30)          9.85        1.51             9,138          0.40               3.05
MUNICIPAL BOND FUND
2005                                  $(0.36)        $ 9.97        2.14%       $   96,114          0.55%              0.93%
2004(h)                                (0.23)         10.12        3.53            45,781          0.55               1.41
SHORT-TERM MUNICIPAL BOND FUND
2005                                  $(0.29)        $ 9.92        2.47%       $  131,062          0.55%              0.85%
2004(h)                                (0.15)          9.97        1.26            74,031          0.55               1.30

                                      RATIO OF NET
                                       INVESTMENT
                                   INCOME (LOSS) TO
                                      AVERAGE NET
                                   ASSETS (INCLUDING
                                        WAIVERS,
                                     REIMBURSEMENTS       PORTFOLIO
                                      AND OFFSETS)     TURNOVER RATE
                                   -----------------   -------------

INTERNATIONAL ALPHA FUND
2005                                      1.85%             126%
2004                                      1.16              136
2003                                      2.09               50
2002                                      0.60              111
2001                                      0.57              146
NORTH AMERICAN EQUITY FUND
2005(b)                                   1.39%              30%
2005(c)                                   1.79               89
2004(c)(d)                                1.29               54
U.S. OPPORTUNITIES FUND
2005                                     (0.29)%            107%
2004                                     (0.83)             144
2003                                     (1.22)             162
2002                                     (0.75)              81
2001                                     (0.79)             105
ENHANCED INCOME FUND
2005(f)                                   3.08%              61%
TOTAL RETURN FIXED INCOME FUND**
2006(g)                                   4.80%              97%
2005(f)                                   3.61              571
MUNICIPAL BOND FUND
2005                                      3.70%              27%
2004(h)                                   2.82               46
SHORT-TERM MUNICIPAL BOND FUND
2005                                      3.03%              36%
2004(h)                                   1.95               17

                                      -89-

--------------------------------------------------------------------------------
USA PATRIOT ACT

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a
     Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                                      -90-

                               INVESTMENT MANAGER
                Schroder Investment Management North America Inc.
                                875 Third Avenue
                            New York, New York 10022

                             INVESTMENT SUB-ADVISER
    SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER INTERNATIONAL ALPHA FUND,
  SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND, SCHRODER NORTH AMERICAN EQUITY
                     FUND, AND SCHRODER STRATEGIC BOND FUND
              Schroder Investment Management North America Limited
                                31 Gresham Street
                                 London EC2V 7QA

                                  ADMINISTRATOR
 SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
   FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, SCHRODER ENHANCED
  INCOME FUND, SCHRODER STRATEGIC BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME
FUND, SCHRODER MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  ADMINISTRATOR
                       SCHRODER NORTH AMERICAN EQUITY FUND
                          Schroder Fund Advisors, Inc.
                                875 Third Avenue
                            New York, New York 10022

                                SUB-ADMINISTRATOR
   SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER NORTH AMERICAN EQUITY FUND, AND
                        SCHRODER U.S. OPPORTUNITIES FUND
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                    CUSTODIAN
                             J.P. Morgan Chase Bank
                                 270 Park Avenue
                            New York, New York 10017

                                   DISTRIBUTOR
                           Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                               Two Heritage Drive
                        North Quincy, Massachusetts 02171

                                     COUNSEL
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                               Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

SCHRODER CAPITAL FUNDS (DELAWARE)
Schroder International Alpha Fund
Schroder U.S. Opportunities Fund

SCHRODER SERIES TRUST
Schroder Emerging Market Equity Fund
Schroder International Diversified Value Fund
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder Enhanced Income Fund
Schroder Strategic Bond Fund
Schroder Total Return Fixed Income Fund
Schroder Municipal Bond Fund
Schroder Short-Term Municipal Bond Fund

SCHRODER GLOBAL SERIES TRUST
Schroder North American Equity Fund

Schroder Emerging Market Equity Fund, Schroder International Diversified Value
Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic
Bond Fund have a combined SAI which includes additional information about the
Funds. Each of Schroder International Alpha Fund, Schroder North American Equity
Fund, Schroder U.S. Opportunities Fund, Schroder Enhanced Income Fund, Schroder
Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder
Short-Term Municipal Bond Fund has a separate SAI and annual and semi-annual reports to shareholders which contain additional information about the applicable Funds. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the
Fund's performance during its last fiscal year. The SAIs, the financial statements included in the Funds' most recent annual reports to shareholders, and the unaudited financial statements included in the Schroder Total Return
Fixed Income Fund's most recent semi-annual report to shareholders, are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Funds, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617)
483-5000 and ask to speak with a representative of the Schroder Mutual Funds.
The Funds' SAIs and annual and semi-annual reports are also available on the following website: www.schroderfunds.com.

You may review and copy information about each Fund, including its SAI, at the
Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about each Fund on the Commission's Internet site at www.sec.gov.
You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C.
20549-0102. You may need to refer to the Trusts' file number under the
Investment Company Act, which are: Schroder Capital Funds (Delaware): 811-1911;
Schroder Series Trust: 811-7840; and Schroder Global Series Trust: 811-21364.

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST
875 Third Avenue New York,
New York 10022
(800) 464-3108

File No. 811-1911 -- Schroder Capital Funds (Delaware)
File No. 811-7840 -- Schroder Series Trust
File No. 811-21364 -- Schroder Global Series Trust

                                                   Filed pursuant to Rule 497(c)
                                                    as to Schroder International
                                             Diversified Value Fund and Schroder
                                                  Total Return Fixed Income Fund
                                                     and pursuant to Rule 497(e)
                                                       as to all the other Funds
                                                        of Schroder Series Trust
                                               under the Securities Act of 1933,
                                                                      as amended
                                                 Registration File No.: 33-65632

[SCHRODERS LOGO]

PROSPECTUS

August 30, 2006

EQUITY FUNDS
------------

SCHRODER EMERGING MARKET EQUITY FUND

SCHRODER INTERNATIONAL ALPHA FUND

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

SCHRODER NORTH AMERICAN EQUITY FUND

SCHRODER U.S. OPPORTUNITIES FUND

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

TAXABLE FIXED INCOME FUNDS
--------------------------

SCHRODER ENHANCED INCOME FUND

SCHRODER STRATEGIC BOND FUND

SCHRODER TOTAL RETURN FIXED INCOME FUND

TAX-EXEMPT FIXED INCOME FUNDS
-----------------------------

SCHRODER MUNICIPAL BOND FUND

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

Advisor Shares

This Prospectus describes eleven mutual funds (each, a "Fund" and collectively, the "Funds") offered by Schroder Capital Funds (Delaware), Schroder Series
Trust, and Schroder Global Series Trust (each, a "Trust" and collectively, the
"Trusts").

     SCHRODER EMERGING MARKET EQUITY FUND seeks capital appreciation through investment principally in equity securities of companies in emerging market countries in regions such as Asia, Latin America, Eastern Europe, the
     Middle East, and Africa.

     SCHRODER INTERNATIONAL ALPHA FUND seeks long-term capital appreciation through investment in securities markets outside the United States.

     SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND seeks long-term capital appreciation by investing principally in a portfolio of equity securities of companies located outside the United States that the Fund's investment sub-adviser considers to offer attractive valuations.

     SCHRODER NORTH AMERICAN EQUITY FUND seeks capital growth by investing primarily in equity securities of companies in the United States.

     SCHRODER U.S. OPPORTUNITIES FUND seeks capital appreciation by investing primarily in equity securities of companies in the United States with market capitalizations of $2.2 billion or less.

     SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND seeks capital appreciation by investing primarily in equity securities of small and mid cap companies in the United States.

     SCHRODER ENHANCED INCOME FUND seeks high current income, consistent with the preservation of capital and reasonable liquidity. As a secondary objective, the Fund seeks a high rate of total return. The Fund invests in a diversified portfolio of U.S. dollar-denominated income-producing obligations. The Fund's dollar weighted average portfolio duration will typically be from three to six months.

     SCHRODER STRATEGIC BOND FUND seeks a high level of total return by investing in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world.

     SCHRODER TOTAL RETURN FIXED INCOME FUND seeks a high level of total return by investing in a portfolio of fixed income obligations. The Fund intends to maintain a dollar-weighted average portfolio duration of three to six years.

     SCHRODER MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital by investing in a portfolio of investment grade municipal bonds. The Fund intends to maintain a dollar-weighted average portfolio maturity of five to ten years.

     SCHRODER SHORT-TERM MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital by investing in a portfolio of investment grade short-term municipal bonds. The Fund intends to maintain a dollar-weighted average portfolio maturity of not more than three years.

This Prospectus explains what you should know about the Funds before you invest.
Please read it carefully. You can call the Schroder Mutual Funds at (800)
464-3108 to find out more about these Funds and other funds in the Schroder family of funds. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                              SCHRODER SERIES TRUST
                          SCHRODER GLOBAL SERIES TRUST

                                                                      PAGE
                                                                      ----

                                       -i-

--------------------------------------------------------------------------------
SUMMARY INFORMATION

SCHRODER EMERGING MARKET EQUITY FUND

     INVESTMENT OBJECTIVE. To seek capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of companies the Fund's sub-adviser considers to be "emerging market" issuers. The Fund may invest the remainder of its assets in securities of issuers located anywhere in the world. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks. The Fund may also invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depository
     Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar securities representing ownership of foreign securities (collectively,
     "Depositary Receipts"). The Fund may also invest in securities of closed-end investment companies and exchange-traded funds ("ETFs"), including securities of emerging market issuers. An investment in a domestic closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of emerging market issuers, and has "emerging market" or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of emerging market issuers for purposes of determining if the Fund has invested at least 80% of its net assets in such securities.

     The Fund invests principally in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Asia,
     Latin America, Eastern Europe, the Middle East and Africa. The Fund's
     sub-adviser currently considers "emerging market" issuers to be issuers domiciled in or deriving a substantial portion of their revenues from countries not included at the time of investment in the Morgan Stanley
     International World Index of major world economies. Countries currently in this Index include: Australia, Austria, Belgium, Canada, Denmark, Finland,
     France, Germany, Greece, Hong Kong SAR, Ireland, Italy, Japan, the
     Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
     Switzerland, the United Kingdom, and the United States. The Fund's
     sub-adviser may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund's investments. The Fund's sub-adviser has determined that Chinese companies listed in Hong Kong will be considered emerging market issuers for this purpose. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund will typically seek to allocate its investments among a number of different emerging market countries.

     The Fund invests in issuers and countries that its sub-adviser believes offer the potential for capital growth. In identifying investments for the
     Fund, the Fund's sub-adviser considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities'
     attractive relative valuation, and whether the issuer enjoys proprietary advantages. The Fund may invest in securities of companies of any size, including companies with large, medium, and small market capitalizations, including micro-cap companies. The Fund may also purchase securities issued in initial public offerings. In addition, the Fund's sub-adviser considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of

                                       -1-

     local markets. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive.

     The Fund may purchase or sell structured notes, or enter into swap transactions, for hedging or as an alternative to purchasing or selling securities. The Fund's sub-adviser may hedge some of the Fund's foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so. The Fund may also purchase or sell futures on indices, including country specific or overall emerging market indices. The Fund may use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    EMERGING MARKET SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies described below under "Small and Mid Cap Companies Risk."

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCIES RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    GEOGRAPHIC FOCUS RISK. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund will typically seek to allocate its investments among a number of different emerging market countries. To the extent the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    SMALL AND MID CAP COMPANIES RISK. Many companies located in emerging markets have smaller market capitalizations than those of comparable companies located in developed markets. Small companies tend to be more vulnerable to adverse developments than larger companies. The
          Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies.

                                       -2-

          Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and
          ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

     o    DEPOSITARY RECEIPTS RISK. The Fund may invest in sponsored or unsponsored Depositary Receipts. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

     o    EQUITY MARKETS RISK. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering.
          Such investments are subject generally to the risks described above under "Small and Mid Cap Companies Risk." Such securities have no trading history, and information about such companies may be available for very

                                       -3-

          limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do
          so. The prices of securities sold in initial public offerings can be highly volatile.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance.

                                       -4-

SCHRODER INTERNATIONAL ALPHA FUND

     INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES. The Schroder International Alpha Fund
     (formerly, Schroder International Fund) will invest principally in securities of companies located outside of the United States, and normally invests at least 65% of its total assets in equity securities of companies the Fund's adviser considers to be located outside of the United States.
     The Fund will invest in a variety of countries throughout the world. The
     Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund will consider an issuer located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the Fund's sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. The Fund invests in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

     The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the
     Far East. The Fund expects typically to invest in forty to sixty companies located outside of the United States at any one time.

     The Fund invests in issuers that the Fund's sub-adviser believes offer the potential for capital growth. In identifying candidates for investment, the
     Fund's sub-adviser may consider the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, the quality of the securities, and whether the issuer has any proprietary advantages.
     The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available. The Fund may invest in companies of any market capitalization. The Fund may purchase or sell futures contracts and options, in order to gain exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. By employing these techniques the Fund's portfolio manager tries to add incremental return over the Fund's benchmark index, which incremental return is sometimes referred to as "alpha."

     The Fund also may do the following:

     o    Invest in securities of issuers domiciled or doing business in
          "emerging market" countries.

     o    Invest in securities of closed-end investment companies and ETFs
          (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges) that invest primarily in foreign securities.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

                                       -5-

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    EMERGING MARKETS SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    SMALL AND MID CAP COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade

                                       -6-

          less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    GEOGRAPHIC FOCUS RISK. To the extent that the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    ISSUER FOCUS RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds.
          The Fund expects typically to invest in forty to sixty companies at any time. When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and
          ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.(+)(++)(+++)

     Below is a bar chart that shows the investment returns of the Fund's
     Advisor Shares for each of its last ten full calendar years of operations.
     The table following the bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     1996   1997    1998    1999    2000    2001     2002     2003    2004    2005
     ----  -----   -----   -----   -----   ------   ------   -----   -----   -----

     9.65%  3.08%  13.24%  30.66%  -2.54%  -25.96%  -20.00%  32.53%  15.08%  18.00%

                                       -7-

     During the periods shown above, the highest quarterly return was 21.49% for the quarter ended December 31, 1999, and the lowest was -22.35% for the quarter ended September 30, 2002.

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)               ONE YEAR   FIVE YEARS   TEN YEARS
     ----------------------------------------------------   --------   ----------   ---------

     RETURN BEFORE TAXES                                      18.00%       1.29%       5.68%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)                  17.22%      -0.18%       2.39%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
        SHARES (1)                                            11.68%       0.11%       3.26%
     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   13.54%       4.55%       5.84%

     (1)  After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia,
          Asia, and the Far East, and reflects dividends net of non-recoverable withholding tax.

     +    The current portfolio management team primarily responsible for making investment decisions for the Fund assumed this responsibility effective March 2005. The performance results shown in the bar chart and table for periods prior to such date were achieved by the Fund under different lead portfolio managers.

     (++)  Advisor Shares of the Fund are offered commencing May 15, 2006. The performance information provided in the bar chart and table for periods prior to May 15, 2006 reflects the performance of the
           Investor Shares of the Fund, offered through a separate prospectus, adjusted to reflect the 12b-1 fees paid by Advisor Shares.

     (+++) Effective April 1, 2006, the combined advisory and administrative fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during the periods shown, the returns shown in the bar chart and table would have been lower. See "Management of the
           Funds -- Management Fees."

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                       -8-

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

     INVESTMENT OBJECTIVE. Long-term capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests principally in a diversified portfolio of equity securities of companies located outside of the United States that the Fund's sub-adviser considers to offer attractive valuations. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

     The Fund's sub-adviser applies a proprietary quantitative investment analysis that seeks to develop a portfolio designed to capture the historically high returns from value stocks but with lower risk than the
     Morgan Stanley Capital International EAFE Index over the longer term and to provide a dividend yield typically above that Index. The sub-adviser expects that a substantial portion of the Fund's investments will normally be in countries included in the Morgan Stanley Capital International EAFE
     Index, which is a market-weighted index of companies representative of the market structure of certain developed market countries in Europe,
     Australia, Asia, and the Far East, although the Fund may invest in any country in the world, including "emerging markets" countries. (The sub-adviser currently expects to invest not more than 25% of the Fund's assets in securities of companies domiciled in emerging markets countries.)

     The main elements of the sub-adviser's portfolio construction process are the identification of attractive value stocks within a broad universe of companies around the world and careful management of portfolio risks. The portfolio construction process is bottom-up. The sub-adviser seeks to select stocks anywhere in the world with high dividends and strong cash-flow. The sub-adviser does not generally specify "top-down" geographic or sector allocations for the Fund's portfolio; rather, the Fund's geographic and sector allocations are principally the result of the sub-adviser's selection of individual companies that it believes offer the greatest value. (The sub-adviser may adjust geographic or sector weights resulting from this process in order to avoid extreme outcomes.)

     The sub-adviser does not consider benchmark weights when it constructs the
     Fund's portfolio. Individual stock weights are determined using a disciplined stock weighting process. The Fund's sub-adviser believes that indices weighted by market capitalization reflect a natural bias towards expensive stocks and geographic regions, and that, by contrast, a
     "bottom-up" approach to portfolio construction, not constrained by reference to a specific benchmark or index, has the potential to provide investment in less expensive stocks offering better investment value.

     The Fund will normally invest at least 65% of its net assets in equity securities of companies located in countries outside of the United States.
     The Fund will invest in a variety of countries throughout the world. The
     Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund's sub-adviser will consider an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or it is domiciled or has its principal place of business located in and its equity securities are principally traded in that country, or if the Fund's sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. The Fund may invest in companies of any market capitalization, including large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies.

                                       -9-

     The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

     The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or when the sub-adviser considers more attractive investment candidates are available.

     The Fund may purchase or sell futures contracts and options and enter into total return swaps, in order to gain exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return. The Fund may from time to time enter into other transactions involving derivatives, including over-the-counter transactions, if the sub-adviser considers it appropriate.

     The Fund may also invest in closed-end investment companies, trusts, ETFs
     (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), and real estate investment trusts ("REITs").

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    EMERGING MARKETS SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

                                      -10-

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    GEOGRAPHIC FOCUS RISK. To the extent that the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    SMALL AND MID CAP COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds), trusts, and ETFs. Investing in another investment company or pooled vehicle exposes the Fund to all the risks of that other investment company or pooled vehicle, and, in general, subjects it to a pro rata portion of the other investment company or pooled vehicle's fees and expenses.

     o    REAL ESTATE INVESTMENT TRUST RISK. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free

                                      -11-

          pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

          Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.
          As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance.

                                      -12-

SCHRODER NORTH AMERICAN EQUITY FUND

     INVESTMENT OBJECTIVE. The Fund seeks long-term capital growth.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests principally in equity securities of companies in the United States. The Fund may invest in common and preferred stocks, convertible preferred stocks, and warrants to purchase common and preferred stocks.

     The Fund's sub-adviser is responsible for day-to-day portfolio management.
     It uses a proprietary quantitative investment analysis that evaluates market and economic sectors, companies, and stocks on the basis of long-term historical data. The Fund's sub-adviser uses that analysis to construct a highly diversified portfolio of stocks. In addition, the Fund's sub-adviser attempts to identify anticipated short-term deviations from longer-term historical trends and cycles, and may adjust the Fund's portfolio to take advantage of those deviations.

     The Fund's investment portfolio, including the number of companies represented in the portfolio and the sector weightings of the portfolio, will change as the Fund's sub-adviser's evaluation of economic and market factors, as well as factors affecting individual companies, changes.

     The Fund will invest in a well diversified portfolio of companies of any size that its sub-adviser judges to be attractive compared to the overall market. The Fund's portfolio may include large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available.

     The Fund may purchase or sell futures contracts and options, in order to gain exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. The Fund may also invest in closed-end investment companies and in ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges).

     The Fund normally invests at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in, North America. The
     Fund may use derivatives for purposes of complying with this test. An investment in a U.S. closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of
     North American companies, and has "North America" or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of North American companies for purposes of determining if the Fund has invested at least 80% of its net assets in such securities. The Fund considers North America to consist of the United
     States and Canada.

     The Fund's sub-adviser may trade the Fund's portfolio securities more frequently than many other mutual funds. Frequent trading of the Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common

                                      -13-

          and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect North American equities markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and
          "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. There can be no assurance that the sub-adviser's use of the quantitative analysis described above will produce a portfolio that will achieve long-term capital growth or that the Fund's sub-adviser will interpret or implement the results of any quantitative analysis in a manner that will result in long-term capital growth. In addition, to the extent that the sub-adviser adjusts the Fund's portfolio to take advantage of short-term deviations from longer-term historical trends and cycles, there can be no assurance that such deviations will in fact occur or that the
          Fund's portfolio will be positioned optimally to take advantage of them.

     o    SMALL AND MID CAP COMPANIES RISK. Small and mid cap companies tend to be more vulnerable to adverse developments than larger companies. The
          Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small and mid cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    GEOGRAPHIC FOCUS RISK. Because the Fund invests principally in equity securities of North American companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

                                      -14-

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and
          ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

     o    FREQUENT TRADING/PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's sub-adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 160%.

     Performance Information.(+)

     Below is a bar chart that shows the investment returns of the Fund's
     Advisor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the Fund's average annual returns for the last year and life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2004     2005
     -----    ----
     11.22%   6.64%

     During the periods shown above, the highest quarterly return was 9.20% for the quarter ended December 31, 2004, and the lowest was -1.49% for the quarter ended March 31, 2005.

                                      -15-

     AVERAGE ANNUAL TOTAL RETURNS                                     LIFE OF FUND
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)       ONE YEAR   (SINCE SEPTEMBER 17, 2003)
     --------------------------------------------   --------   --------------------------

     RETURN BEFORE TAXES                              6.64%              12.04%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)          5.07%              10.25%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
        OF FUND SHARES (1)                            5.20%               9.48%
     FTSE NORTH AMERICAN INDEX (2) (REFLECTS NO
        DEDUCTION FOR FEES, EXPENSES OR TAXES)        7.45%              12.48%
     S&P 500 INDEX (3)                                4.91%              10.90%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The FTSE North American Index is a market capitalization value weighted composite index of over 700 U.S. and Canadian companies and reflects the reinvestment of dividends.

     (3)  The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

     (+)  Advisor Shares of the Fund are offered commencing March 31, 2006. The performance information provided in the bar chart and the table for periods prior to March 31, 2006 reflects the performance of the
          Investor Shares of the Fund, offered through a separate prospectus, adjusted to reflect the 12b-1 fees paid by Advisor Shares.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -16-

SCHRODER U.S. OPPORTUNITIES FUND

     INVESTMENT OBJECTIVE. To seek capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. In selecting investments for the Fund, the
     Fund's adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

     The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks and REITs. Under current market conditions, the Fund expects to invest primarily in equity securities of small and micro capitalization companies in the United States. The Fund's adviser considers small capitalization companies to be companies that have market capitalizations of $2.2 billion or less, and micro-capitalization companies to be companies with market capitalizations of $500 million or less, measured at the time of investment. However, the Fund may invest any portion of its assets in equity securities of larger companies. The Fund may also invest in securities of companies outside the United States, although the Fund will normally invest at least 80% of its net assets in securities of companies the Fund's adviser considers to be located in the
     United States. The Fund will consider an issuer located in the United
     States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled and has its principal place of business located in the United
     States and is principally traded in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The Fund generally sells securities when the Fund's adviser believes they are fully priced or when more attractive investment candidates become available. The
     Fund may purchase securities offered in initial public offerings.

     The Fund may use options (puts and calls) for hedging purposes, or to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the
     Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's
     Statement of Additional Information ("SAI").

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    SMALL COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

                                      -17-

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    EQUITY MARKETS RISK. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    REAL ESTATE INVESTMENT TRUST RISK. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering.
          Such investments are subject generally to the risks described above under "Small Companies Risk." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired.
          The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

                                      -18-

     o    ISSUER FOCUS RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds.
          When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

     o    GEOGRAPHIC FOCUS RISK. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than performance of other mutual funds that invest more broadly.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o    OVER-THE-COUNTER RISK. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     Performance Information.(+) (++) (+++)

     Below is a bar chart that shows the investment returns of the Fund's
     Advisor Shares for each of its last ten full calendar years of operations.
     The table following the bar chart shows how the Fund's average annual returns for the last year, the last five years, and for the last ten years compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      1996    1997    1998    1999    2000    2001     2002    2003    2004   2005
     -----   -----   -----   -----   -----   -----   ------   -----   -----   ----

     21.98%  26.54%  -9.45%  12.82%  30.90%  11.31%  -19.07%  36.78%  25.00%  6.11%

     During the periods shown above, the highest quarterly return was 18.52% for the quarter ended June 30, 1997, and the lowest was -23.32% for the quarter ended September 30, 1998.

                                      -19-

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)                  ONE YEAR   FIVE YEARS   TEN YEARS
     -------------------------------------------------------   --------   ----------   ---------

     RETURN BEFORE TAXES                                         6.11%      10.33%       12.93%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)                     5.54%       9.20%       10.18%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
        SHARES (1)                                               4.75%       8.54%        9.76%
     RUSSELL 2000 INDEX (2) (REFLECTS NO DEDUCTION FOR FEES,
        EXPENSES OR TAXES)                                       4.55%       8.22%        9.26%

     (1)   After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.
           After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
           plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)   The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

     (+)   The current portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 1, 2003. The performance results shown in the bar chart and table for periods prior to January 1, 2003 were achieved by the Fund under a different portfolio manager.

     (++)  Advisor Shares of the Fund are offered commencing May 15, 2006. The performance information provided in the bar chart and the table for periods prior to May 15, 2006 reflects the performance of the
           Investor Shares of the Fund, offered through a separate prospectus, adjusted to reflect the 12b-1 fees paid by Advisor Shares.

     (+++) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during the periods shown, the returns shown in the bar chart and the table would have been lower. See "Management of the
           Funds -- Management Fees."

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -20-

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

     INVESTMENT OBJECTIVE. To seek capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in companies in the United States (determined as described below) that the Fund's adviser considers to be small or mid cap companies. In selecting investments for the Fund, the Fund's adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors. These factors generally apply to all investments made by the Fund, including initial public offerings, although the Fund may also invest in certain initial public offerings that the portfolio manager believes will be in high demand. The Fund may sell a security when the Fund's adviser believes it is fully priced or when investments become available that it believes are more attractive.

     The Fund normally invests at least 80% of its net assets in companies considered by the Fund's adviser at the time to be small or mid cap companies located in the United States. The Fund's adviser currently considers a company to be a small or mid cap company if the company has a market capitalization (at the time of purchase) of between $1 billion and
     $7 billion. The Fund may also invest in equity securities of micro-cap companies or larger companies, if the Fund's adviser believes they offer the potential for capital appreciation. The Fund invests in common and preferred stocks, convertible preferred stocks, warrants to purchase common and preferred stocks, and REITs. The Fund may purchase securities on securities exchanges as well as over-the-counter, and may also purchase securities offered in initial public offerings. The Fund may use options for hedging purposes, or to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's SAI.

     The Fund's adviser will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the
     United States and is principally traded in the United States, or is domiciled or has its principal place of business located in the United
     States and is principally traded in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    SMALL AND MID CAP COMPANIES RISK. Small and mid cap companies tend to be more vulnerable to adverse developments than larger companies. The
          Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small and mid cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in

                                      -21-

          their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    REAL ESTATE INVESTMENT TRUST RISK. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering.
          Such investments are subject generally to the risks described above under "Small and Mid Cap Companies Risk." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

     o    EQUITY MARKETS RISK. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks.

                                      -22-

          Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    OVER-THE-COUNTER RISK. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

     o    GEOGRAPHIC FOCUS RISK. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than performance of other mutual funds that invest more broadly.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance. For performance information with respect to other investment accounts managed by the Fund's adviser, see the Fund's SAI.

                                      -23-

SCHRODER ENHANCED INCOME FUND

     INVESTMENT OBJECTIVES. Principally, to seek high current income, consistent with the preservation of capital and reasonable liquidity; secondarily, to seek a high rate of total return.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a diversified portfolio of U.S. dollar-denominated income-producing obligations.

     The Fund will normally invest at least 80% of its net assets in income-producing obligations, which may include, for example:

     o    securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     o    debt securities of domestic or foreign corporations;

     o    mortgage-backed and other asset-backed securities;

     o    obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises;

     o    obligations of international agencies or supranational entities;

     o    commercial paper and master demand notes;

     o    preferred securities; and

     o    short-term investments, such as repurchase agreements, money market securities, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

     The Fund's adviser currently expects that a substantial portion of the
     Fund's assets will be invested in mortgage-backed and other asset-backed securities.

     Foreign securities in which the Fund invests will be denominated in the
     U.S. dollar.

     The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years, in response to economic, market, or other conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. The Fund is not a money market fund and is not subject to the portfolio quality, maturity, and other requirements applicable to money market funds.

     The Fund's investment adviser will trade the Fund's portfolio securities actively. The adviser may sell certain investments it believes are fully priced and purchase securities it believes may be undervalued, or it may trade securities to take advantage of what it believes to be temporary disparities in normal yield relationships between securities. The Fund's adviser uses quantitative analysis to understand the structures and risks of fixed income securities available for investment, and to identify market sectors offering favorable investment opportunities.

                                      -24-

     The Fund may enter into interest rate futures and options, interest rate swap agreements, and credit default swaps. (A derivative instrument will be considered to be an income-producing obligation if it is itself an income-producing obligation or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by an income-producing obligation.) The Fund may use these "derivatives" for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's SAI.

     The Fund will normally maintain a dollar weighted average rating of the securities owned by the Fund of at least Aa2 (or the equivalent), considering unrated securities backed by the full faith and credit of the
     U.S. Government to be rated AAA, by following the guidelines listed below:

     o    The Fund will normally invest only in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in securities of "investment grade," which means either that a nationally recognized statistical rating organization (for example, Moody's
          Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
          Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality.

     o    The Fund will normally invest more than 50% of its total assets in securities which a nationally recognized statistical rating organization has rated Aaa or AAA (or the equivalent).

     o    The Fund will normally invest no more than 25% of its total assets in securities that are rated below Aa3 (or the equivalent) by a nationally recognized statistical rating organization.

     o    The Fund will normally invest no more than 10% of its total assets in securities that are rated below A3 (or the equivalent) by a nationally recognized statistical rating organization.

     o    The Fund expects not to invest in money market securities that have a short-term rating lower than A2 (or the equivalent) by a nationally recognized statistical rating organization.

     In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used for purposes of determining whether the Fund has complied with these limitations. If a security is not rated by a nationally recognized statistical rating organization but the Fund's adviser believes that it is of comparable quality to a security that is so rated, that security will be considered to have been rated at that level.

                                      -25-

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. Asset-backed securities in which the
          Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral
          (usually automobiles) securing certain contracts, or other factors.

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under
          "Mortgage and Asset-Backed Securities Risk"), extension risk (as described above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

                                      -26-

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Advisor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the Fund's average annual returns for the last year (life of the Fund) compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2005
     ----
     2.64%

     During the period shown above, the highest quarterly return was 0.89% for the quarter ended June 30, 2005, and the lowest was 0.41% for the quarter ended March 31, 2005.

     AVERAGE ANNUAL TOTAL RETURNS                                    ONE YEAR
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)                     (LIFE OF FUND)
     ----------------------------------------------------------   --------------
     RETURN BEFORE TAXES                                               2.64%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)                           1.57%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
        SHARES (1)                                                     1.71%
     LIBOR 3 MONTH USD FIXED INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            3.64%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                      -27-

     (2)  The LIBOR 3 Month USD Fixed Index is a broad-based basket of U.S. debt securities.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -28-

SCHRODER STRATEGIC BOND FUND

     INVESTMENT OBJECTIVE. To seek a high level of total return.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks its objective by investing in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world. The Fund normally invests substantially all, and at least 80%, of its net assets in debt securities. The Fund may use derivatives for purposes of complying with this test. The Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund's sub-adviser will normally (though it will not necessarily) hedge a substantial portion of the Fund's foreign currency exposure back into the U.S. dollar, in order to limit the effects of changes in foreign currencies on the value of the Fund's portfolio. The
     Fund is a non-diversified investment company.

     The Fund may invest in any type of debt securities, including, for example, corporate debt securities, securities issued or guaranteed by sovereign governments, their agencies, or instrumentalities (including securities issued by the U.S. Government, the Government National Mortgage
     Association, Federal Home Loan Banks, Fannie Mae, and Freddie Mac) and
     mortgage-backed securities (including collateralized mortgage obligations).
     The Fund may invest in convertible securities and warrants. The Fund may invest in securities of any maturity, but will normally seek to maintain a dollar-weighted average portfolio duration of 10 years or less. The Fund may invest a substantial portion of its assets in mortgage-backed and mortgage-related securities, including collateralized mortgage obligations, and other asset-backed securities. Asset-backed securities in which the
     Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

     The Fund will invest principally in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc., Standard
     & Poor's Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Fund's sub-adviser has determined the securities to be of comparable quality. Up to 40% of the Fund's total assets may be invested in securities rated below
     "investment grade," sometimes referred to as "junk bonds" (or, if unrated, determined by the Fund's sub-adviser to be of comparable quality).

     The Fund may (though it will not necessarily) purchase and sell interest rate futures contracts and enter into swap transactions, foreign currency forwards and swap transactions, and options, as a substitute for cash investments, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the
     Fund's portfolio. The Fund may take long or short positions in so-called credit default swaps or other credit derivatives as an alternative to buying or selling debt securities themselves or otherwise to increase the
     Fund's total return. The Fund may also invest in money market securities when the Fund's sub-adviser expects the return on such securities to exceed the return on securities with longer durations.

     In managing the Fund, the Fund's sub-adviser will allocate the Fund's assets among issuers, types of securities, industries, interest rates, and geographical regions, including emerging markets. An investment team located in London will make top-down investment allocation decisions.
     Subject to the oversight of this investment team, other investment teams located in various geographical regions or specializing in particular types of investments will implement those asset allocation decisions by selecting the specific

                                      -29-

     securities in which the Fund will invest. In this way, the Fund's sub-adviser attempts to construct a portfolio representing many of the firm's "best ideas." The Fund's sub-adviser will change asset allocations and the Fund's portfolio securities in response to changes in its assessment of market, economic, political, and other factors. The sub-adviser may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value. The Fund's sub-adviser may trade the Fund's portfolio securities more frequently than many other mutual funds. Frequent trading of the Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCIES RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    GEOGRAPHIC FOCUS RISK. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. To the extent the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    HIGH-YIELD/JUNK BONDS RISK. Securities rated below investment grade
          ("high-yield bonds" or "junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic

                                      -30-

          conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. Asset-backed securities in which the
          Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral
          (usually automobiles) securing certain contracts, or other factors.

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under
          "Mortgage and Asset-Backed Securities Risk"), extension risk (as described above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities.

     o    WARRANTS RISK. The Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

     o    EMERGING MARKET SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The

                                      -31-

          risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries'
          economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o    FREQUENT TRADING/PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's sub-adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be greater than 400%.

     o    NON-DIVERSIFICATION RISK. The Fund is a non-diversified investment company. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

     Performance Information. The Fund recently commenced operations and does not yet have historical investment performance. For performance information with respect to other investment accounts managed by the Fund's adviser, see the Fund's SAI.

                                      -32-

SCHRODER TOTAL RETURN FIXED INCOME FUND

     INVESTMENT OBJECTIVE. To seek a high level of total return.

     PRINCIPAL INVESTMENT STRATEGIES. The Schroder Total Return Fixed Income
     Fund (formerly, Schroder U.S. Core Fixed Income Fund) normally invests at least 80% of its net assets in fixed income obligations. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days' prior written notice to shareholders). In making investments for the Fund, the adviser seeks to invest the Fund's assets in a portfolio of securities that offer high total return -- from current income, increases in market values of the Fund's investments, or both. The adviser currently considers fixed income obligations to include:

     o    securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     o    debt securities of domestic or foreign corporations;

     o    mortgage-backed and other asset-backed securities;

     o    taxable and tax-exempt municipal bonds;

     o    obligations of international agencies or supranational entities;

     o    debt securities convertible into equity securities;

     o    inflation-indexed bonds;

     o    structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations;

     o    delayed funding loans and revolving credit facilities; and

     o    short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers'
          acceptances.

     The Fund may invest in securities of companies located in a variety of countries outside the United States, including obligations of non-U.S.
     governmental issuers or of private issuers located in any country outside the United States, including emerging market countries. The Fund will normally invest no more than 20% of its total assets in securities that are not denominated in the U.S. dollar.

     The Fund's adviser currently expects that a substantial portion of the
     Fund's assets will be invested in mortgage-backed and asset-backed securities.

     The Fund will invest principally in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc., Standard
     & Poor's Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. The Fund may invest up to 20% of the Fund's total assets in securities rated below "investment grade" (or, if unrated, determined by the Fund's adviser to be of comparable quality), sometimes referred to as "junk bonds," although normally the Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investor
     Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
     Service, Inc.) has rated the securities CC- (or the equivalent) or better, or the Fund's adviser has determined the

                                      -33-

     securities to be of comparable quality. If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is "investment grade."

     Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies. The Fund may also invest in zero-coupon securities.

     The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these "derivatives" strategies for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage)
     or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's SAI.

     The Fund intends to maintain a dollar weighted average portfolio duration of three to six years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

     The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

     In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

     The Fund's adviser will trade the Fund's portfolio securities actively. In selecting individual securities for investment, the Fund's adviser typically:

     o    uses in-depth  fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

     o    exploits inefficiencies in the valuation of risk and reward;

     o    looks to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and

     o    considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

                                      -34-

     The Fund generally sells securities in order to take advantage of investments in other securities offering what the adviser believes is the potential for more attractive current income or capital gain or both.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. Asset-backed securities in which the
          Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral
          (usually automobiles) securing certain contracts, or other factors.

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under
          "Mortgage and Asset-Backed Securities Risk"), extension risk (as described above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

                                      -35-

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    EMERGING MARKETS SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities.

     o    FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

     o    HIGH-YIELD/JUNK BONDS RISK. Securities rated below investment grade
          ("high-yield bonds" or "junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                      -36-

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Advisor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the Fund's average annual returns for the last year (life of the Fund) compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2005
     ----
     2.85%

     During the period shown above, the highest quarterly return was 3.14% for the quarter ended June 30, 2005, and the lowest was -0.88% for the quarter ended September 30, 2005.

     AVERAGE ANNUAL TOTAL RETURNS                                         ONE YEAR
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)                          (LIFE OF FUND)
     ---------------------------------------------------------------   --------------

     RETURN BEFORE TAXES                                                    2.85%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)                                1.52%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (1)        1.84%
     LEHMAN US AGGREGATE BOND INDEX (2) (REFLECTS NO DEDUCTION FOR
        FEES, EXPENSES OR TAXES)                                            2.43%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Lehman US Aggregate Bond Index is a widely used measure of short-term debt returns. It is not managed.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -37-

SCHRODER MUNICIPAL BOND FUND

     INVESTMENT OBJECTIVE. To seek a high level of current income exempt from federal income tax, consistent with the preservation of capital.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

     o    pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax ("AMT"));

     o    are investment grade in quality; and

     o    have intermediate to long-term effective maturities (three years or longer) (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

     "Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

     The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
     Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
     Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical ratings organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the
     Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

     The Fund intends to maintain a dollar weighted average effective portfolio maturity of five to ten years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT. The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S.
     Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when-issued basis.

     Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

     The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

     The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

                                      -38-

     In selecting individual securities for investment, the Fund's adviser typically:

     o    assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

     o    uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

     o    compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

     o    looks to exploit any inefficiencies between intrinsic value and market trading price; and

     o    subordinates sector weightings to individual securities that may be undervalued.

     The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund's adviser devotes substantial independent research to the selection of the Fund's investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer maturities and in the case of portfolios of securities with longer average maturities.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    STATE AND ISSUER RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make the Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of that issue more than if such Fund invested in a greater number of securities.

                                      -39-

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), extension risk (as described above under
          "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    MANAGEMENT RISK. Because the Fund is an actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Advisor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the Fund's average annual returns for the last year and life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2004   2005
     ----   ----
     3.44%  2.82%

     During the periods shown above, the highest quarterly return was 3.06% for the quarter ended September 30, 2004, and the lowest was -1.86% for the quarter ended June 30, 2004.

     AVERAGE ANNUAL TOTAL RETURNS                                  LIFE OF THE FUND
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)       ONE YEAR   (SINCE DECEMBER 31, 2003)
     -----------------------------------------      --------   -------------------------

     RETURN BEFORE TAXES                              2.82%              3.13%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)          2.59%              2.99%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND
        SALE OF FUND SHARES (1)                       2.84%              2.98%
     LEHMAN 5-YEAR MUNICIPAL BOND INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
        OR TAXES)                                     0.95%              1.82%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the

                                      -40-

          return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Lehman 5-Year Municipal Bond Index is a rules-based, market-value-weighted unmanaged index of debt obligations issued by municipalities with an approximate maturity of five years.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -41-

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

     INVESTMENT OBJECTIVE. To seek a high level of income exempt from federal income tax, consistent with the preservation of capital.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

     o    pay interest that is exempt from federal income tax (but which may be subject to federal AMT);

     o    are investment grade in quality; and

     o    have effective maturities of no more than three years (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

     "Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

     The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
     Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
     Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical ratings organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the
     Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

     The Fund intends to maintain a dollar weighted average effective portfolio maturity of not more than three years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80%
     of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT. The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S.
     Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when issued basis.

     Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

     The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

     The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

                                      -42-

     In selecting individual securities for investment, the Fund's adviser typically:

     o    assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

     o    uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

     o    compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

     o    looks to exploit any inefficiencies between intrinsic value and market trading price; and

     o    subordinates sector weightings to individual securities that may be undervalued.

     The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund's adviser devotes substantial independent research to the selection of the Funds' investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    VOLATILITY OF THE MUNICIPAL BOND MARKET. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    STATE AND ISSUER RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make a
          Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The
          Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of such issue more than if such Fund invested in a greater number of securities.

                                      -43-

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), extension risk (as described above under
          "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Advisor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the Fund's average annual returns for the last year and life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2004   2005
     ----   ----
     1.53%  2.26%

     During the periods shown above, the highest quarterly return was 1.32% for the quarter ended June 30, 2005, and the lowest was -0.90% for the quarter ended June 30, 2004.

                                                              LIFE OF THE FUND
     AVERAGE ANNUAL TOTAL RETURNS                           (SINCE DECEMBER 31,
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)    ONE YEAR          2003)
     -----------------------------------------   --------   -------------------
     RETURN BEFORE TAXES                           2.26%           1.90%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)       2.07%           1.77%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND
        SALE OF FUND SHARES (1)                    2.28%           1.83%
     LEHMAN 1-YEAR MUNICIPAL BOND INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES,
        EXPENSES OR TAXES)                         1.49%           1.28%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                      -44-

     (2)  The Lehman 1-Year Municipal Bond Index is a rules-based, market-value-weighted index of debt obligations issued by
          municipalities with short term maturities.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                   ----------

Changes in investment objective and policies. The policies described above requiring the Funds to invest at least 80% of their net assets in certain investments may be changed by the Trustees upon at least 60 days' prior written notice to shareholders. Except for any policy described in this prospectus or in the applicable Fund's SAI as fundamental, the Funds' investment objectives and policies may be changed by the Trustees without a vote of the shareholders.

                                      -45-

--------------------------------------------------------------------------------
FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
ADVISOR SHARES OF THE FUNDS.

     SHAREHOLDER FEES (paid directly from your investment):

     MAXIMUM SALES LOAD IMPOSED ON PURCHASES                 None
     MAXIMUM DEFERRED SALES LOAD                             None
     MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS      None
     REDEMPTION FEE
        Schroder Emerging Market Equity Fund                 2.00%(1)
        Schroder International Alpha Fund                    2.00%(1)
        Schroder International Diversified Value Fund        2.00%(1)
        Schroder North American Equity Fund                  None
        Schroder U.S. Opportunities Fund                     2.00%(1)
        Schroder U.S. Small and Mid Cap Opportunities Fund   2.00%(1)
        Schroder Enhanced Income Fund                        None
        Schroder Strategic Bond Fund                         2.00%(1)
        Schroder Total Return Fixed Income Fund              None
        Schroder Municipal Bond Fund                         None
        Schroder Short-Term Municipal Bond Fund              None

     (1)  Shares of this Fund held for two months or less are subject to a redemption fee of 2.00%.

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                SCHRODER
                        SCHRODER   SCHRODER      INTER-     SCHRODER   SCHRODER
                        EMERGING    INTER-      NATIONAL      NORTH       U.S.
                         MARKET    NATIONAL   DIVERSIFIED   AMERICAN    OPPORT-
                         EQUITY      ALPHA       VALUE       EQUITY     UNITIES
                          FUND      FUND(1)       FUND        FUND      FUND(1)
                        --------   --------   -----------   --------   ---------

     MANAGEMENT
        FEES (2)          1.00%     0.975%        1.00%       0.25%       1.00%
     DISTRIBUTION
        (12b-1) FEES      0.25%      0.25%        0.25%       0.35%       0.25%
     OTHER
        EXPENSES
        (2)(3)(4)         2.14%     3.152%        2.18%       0.08%       0.40%
     TOTAL ANNUAL
        FUND
        OPERATING
        EXPENSES          3.39%     4.377%        3.43%       0.68%       1.65%
     LESS: FEE
        WAIVER AND
        EXPENSE
        LIMITATION(5)    (1.39)%   (2.877)%      (1.93)%      None        None
     NET EXPENSES
        (5)               2.00%      1.50%        1.50%       0.68%       1.65%

                        SCHRODER
                          U.S.
                          SMALL                           SCHRODER                SCHRODER
                           AND                              TOTAL                  SHORT-
                         MID CAP   SCHRODER    SCHRODER    RETURN     SCHRODER      TERM
                         OPPORT-   ENHANCED   STRATEGIC     FIXED    MUNICIPAL   MUNICIPAL
                         UNITIES    INCOME       BOND      INCOME       BOND        BOND
                          FUND       FUND        FUND       FUND        FUND        FUND
                        --------   --------   ---------   --------   ---------   ---------

     MANAGEMENT
        FEES (2)          1.00%      0.25%       0.75%      0.25%       0.40%       0.40%
     DISTRIBUTION
        (12b-1) FEES      0.25%      0.25%       0.25%      0.25%       0.25%       0.25%
     OTHER
        EXPENSES
        (2)(3)(4)         1.53%      0.57%       1.21%      2.80%       0.53%       0.45%
     TOTAL ANNUAL
        FUND
        OPERATING
        EXPENSES          2.78%      1.07%       2.21%      3.30%       1.18%       1.10%
     LESS: FEE
        WAIVER AND
        EXPENSE
        LIMITATION(5)    (1.13)%    (0.42)%     (0.81%)    (2.65)%     (0.38)%     (0.30)%
     NET EXPENSES
        (5)               1.65%      0.65%       1.40%      0.65%       0.80%       0.80%

     (1)  Restated to reflect current fees.

     (2)  Management Fees for each Fund include all fees payable to the Funds'
          adviser and its affiliates for investment advisory and fund administration services. The Funds also pay administrative or sub-administrative fees directly to SEI Investments Global Fund
          Services, and those fees are included under "Other Expenses."

                                      -46-

     (3)  "Other Expenses" for Schroder Emerging Market Equity Fund, Schroder
          International Diversified Value Fund, Schroder U.S. Small and Mid Cap
          Opportunities Fund and Schroder Strategic Bond Fund are based on estimated amounts for each Fund's current fiscal year.

     (4)  Each Fund may at times invest excess cash in money market funds. Each
          Fund does not currently expect the fees and expenses incurred by such
          Fund as a result of these investments to exceed 0.01% of the average net assets of such Fund. In the last fiscal year, the Funds did not make any such investments and, as a result, no such fees and expenses are reflected in the table. If a Fund does make such investments, its fees and expenses may be higher than shown in the table.

     (5)  The "Net Expenses" shown for certain Funds reflect the effect of contractually imposed fee waivers and/or expense limitations on the
          Total Annual Fund Operating Expenses of each such Fund. In order to limit the expenses of these Funds' Advisor Shares, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 for Schroder Enhanced Income Fund, Schroder Municipal Bond Fund, and
          Schroder Short-Term Municipal Bond Fund, March 31, 2007 for Schroder
          Emerging Market Equity Fund and Schroder U.S. Small and Mid Cap
          Opportunities Fund, May 9, 2007 for Schroder International Alpha Fund
          and Schroder U.S. Opportunities Fund, and June 30, 2007 for Schroder
          Strategic Bond Fund, to the extent that the Total Annual Fund
          Operating Expenses of a Fund allocable to its Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Advisor Shares): Schroder Emerging Market
          Equity Fund -- 2.00%; Schroder International Alpha Fund -- 1.50%;
          Schroder U.S. Opportunities Fund -- 1.95%; Schroder U.S. Small and Mid
          Cap Opportunities Fund -- 1.65%; Schroder Enhanced Income Fund --
          0.65%; Schroder Strategic Bond Fund -- 1.40%; Schroder Municipal Bond
          Fund -- 0.80%; and Schroder Short-Term Municipal Bond Fund -- 0.80%.
          In order to limit the expenses of each of the Schroder International
          Diversified Value Fund's and the Schroder Total Return Fixed Income
          Fund's Advisor Shares, the Funds' adviser has contractually agree to reduce its compensation (and, if necessary, to pay other Fund expenses) until August 30, 2007 to the extent that the Total Annual
          Operating Expenses of a Fund (other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each Fund's
          Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Advisor Shares): Schroder
          International Diversified Value Fund -- 1.50%; and Schroder Total
          Return Fixed Income Fund -- 0.65%. Net Expenses of the Funds' Advisor
          Shares may be higher than the Net Expenses shown in the table above to the extent the Fund has such interest, taxes, or extraordinary expenses. The Schroder International Diversified Value Fund and the
          Schroder Strategic Bond Fund do not anticipate any such expenses in each such Fund's first fiscal year. In the last fiscal year, Schroder
          International Alpha Fund, Schroder North American Equity Fund,
          Schroder U.S. Opportunities Fund, Schroder Enhanced Income Fund,
          Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund,
          and Schroder Short-Term Municipal Bond Fund had no such expenses, and these Funds do not expect to incur such expenses in the next fiscal year. The fee waiver and/or expense limitations for the Funds may only be terminated during their term by the Board of Trustees.

                                      -47-

--------------------------------------------------------------------------------
EXAMPLE

     This Example is intended to help you compare the cost of investing in a
     Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Advisor Shares of a Fund for the time periods indicated and then redeem all of your Advisor Shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund's Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------

     SCHRODER EMERGING MARKET EQUITY FUND(1)             $203     $  913       N/A       N/A
     SCHRODER INTERNATIONAL ALPHA FUND(2)                $153     $1,065    $1,989    $4,348
     SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND(3)    $153     $  874       N/A       N/A
     SCHRODER NORTH AMERICAN EQUITY FUND                 $ 69     $  218    $  379    $  847
     SCHRODER U.S. OPPORTUNITIES FUND(2)                 $168     $  520    $  897    $1,955
     SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES
        FUND(1)                                          $168     $  755       N/A       N/A
     SCHRODER ENHANCED INCOME FUND(4)                    $ 66     $  299    $  549    $1,268
     SCHRODER STRATEGIC BOND FUND(5)                     $143     $  613       N/A       N/A
     SCHRODER TOTAL RETURN FIXED INCOME FUND(3)          $ 66     $  767    $1,491    $3,413
     SCHRODER MUNICIPAL BOND FUND(4)                     $ 82     $  337    $  612    $1,398
     SCHRODER SHORT-TERM MUNICIPAL BOND FUND(4)          $ 82     $  320    $  577    $1,313

     (1)  The Example assumes that you invest on March 31, 2006 for Schroder
          Emerging Market Equity Fund and Schroder U.S. Small and Mid Cap
          Opportunities Fund. If you invest after this date your expenses may be higher due to fee waivers for these funds expiring one year after such date.

     (2)  The Example assumes that you invest on May 9, 2006 for Schroder
          International Alpha Fund and Schroder U.S. Opportunities Fund. If you
          invest after these dates your expenses may be higher due to fee waivers for these funds expiring one year after such date.

     (3)  The Example assumes that you invest on August 30, 2006 for Schroder
          International Diversified Value Fund and Schroder Total Return Fixed
          Income Fund. If you invest after this date your expenses may be higher due to fee waivers for these funds expiring one year after such date.

     (4)  The Example assumes that you invest on February 28, 2006 for Schroder
          Enhanced Income Fund, Schroder Municipal Bond Fund and Schroder
          Short-Term Municipal Bond Fund. If you invest after this date your expenses may be higher due to fee waivers for these funds expiring one year after such date.

     (5)  The Example assumes that you invest on June 30, 2006 for Schroder
          Strategic Bond Fund. If you invest after this date your expenses may be higher due to a fee waiver for this fund expiring one year after such date.

Because of Rule 12b-1 fees paid by the Funds, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under the applicable broker-dealer sales rules.

                                      -48-

--------------------------------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     A Fund may not achieve its objective. The following provides more detail about certain of the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its investment return. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in this
     Prospectus or under "Investment Restrictions" in the Fund's SAI, or by applicable law, a Fund may engage in each of the practices described below, although only the Funds specifically indicated below use the applicable strategy as a principal investment strategy.

     o    INTEREST RATE RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC
          BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER MUNICIPAL
          BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a
          Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

     o    CREDIT RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC BOND
          FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER MUNICIPAL BOND
          FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities.

          Schroder Enhanced Income Fund invests in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's
          Investors Service, Inc., Standard & Poor's Rating Service, or Fitch
          Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Funds' investment adviser has determined the securities to be of comparable quality. Schroder Strategic Bond
          Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond
          Fund and Schroder Short-Term Municipal Bond Fund each invests principally in securities of "investment grade" at the time of purchase. If a security has been rated by more than one nationally recognized statistical rating organization the Funds' adviser will consider the highest rating for the purposes of determining whether the security is of "investment grade." A Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund. A Fund considers whether a security is of "investment grade" only at the time of purchase.

          Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond
          Fund's adviser expects that a significant portion of the securities in which these Funds invest will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

                                      -49-

          Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment.
          Credit rating agencies base their ratings largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

          The value of a municipal bond depends on the ability and willingness of its issuer to meet its obligations on the security. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The discontinuance of the taxation supporting a specific project or specific assets or the inability to collect revenues from the project or from the assets can negatively affect the municipal bonds backed by current or anticipated revenues from the project or assets. If the
          Internal Revenue Service or a state tax authority determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable for federal or state law purposes and the security's market value could decline significantly.

     o    EXTENSION RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC
          BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER MUNICIPAL
          BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). During
          periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    HIGH-YIELD/JUNK BONDS RISK. (SCHRODER STRATEGIC BOND FUND AND SCHRODER
          TOTAL RETURN FIXED INCOME FUND). Schroder Strategic Bond Fund may
          invest up to 40% of its total assets and Schroder Total Return Fixed
          Income Fund may invest up to 20% of its total assets in lower-rated fixed-income securities (commonly known as "junk bonds"), although normally the Schroder Strategic Bond Fund and the Schroder Total
          Return Fixed Income Fund will not invest in securities unless a nationally recognized statistical rating organization (for example,
          Moody's Investor Service, Inc., Standard & Poor's Rating Service, or
          Fitch Investors Service, Inc.) has rated the securities CC- (or the equivalent) or better, or the Funds' adviser has determined the securities to be of comparable quality. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund's ability to sell its securities at prices
          approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by them, a
          Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the

                                      -50-

          achievement of the Fund's goals is more dependent on the Fund adviser's investment analysis than would be the case if the Fund was investing in securities in the higher rating categories.

     o    INFLATION/DEFLATION RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER
          STRATEGIC BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER
          MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND).
          Inflation risk is the risk that a Fund's assets or income from a
          Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time -- the opposite of inflation. Deflation may have an adverse effect on the
          creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. (SCHRODER ENHANCED INCOME
          FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL RETURN FIXED
          INCOME FUND). Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans.
          Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
          Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal.
          Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.
          Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets.
          The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain

                                      -51-

          investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

     o    LIQUIDITY RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, AND SCHRODER
          STRATEGIC BOND FUND). Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, SCHRODER
          ENHANCED INCOME FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL
          RETURN FIXED INCOME FUND). Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. A Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds' adviser or sub-adviser anticipated.
          Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index.
          Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested.
          Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. See the applicable Fund's SAI for more information.

     o    SMALL AND MID CAP COMPANIES RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL
          DIVERSIFIED VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER
          U.S. OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL AND MID CAP
          OPPORTUNITIES FUND). The Funds may invest in companies that are smaller and less well-known than larger, more widely held companies.
          Micro, small and mid cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines,

                                      -52-

          markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    EQUITY SECURITIES RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S.
          OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES
          FUND). The principal risks of investing in the Funds include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Funds' adviser or sub-adviser, due to factors that adversely affect equities markets generally or particular companies in the portfolio. Common stocks represent an equity or ownership interest in an issuer and are subject to issuer and market risks that may cause their prices to fluctuate over time. Preferred stocks represent an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends and in liquidation. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Different types of investments tend to shift into and out of favor with investors depending on changes in market and economic conditions.

     o    CONVERTIBLE SECURITIES RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S.
          OPPORTUNITIES FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES
          FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL RETURN FIXED
          INCOME FUND). Schroder Strategic Bond Fund and Schroder Total Return
          Fixed Income Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated
          price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities. Schroder Emerging Market Equity Fund, Schroder
          International Alpha Fund, Schroder International Diversified Value
          Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities
          Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund may
          invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

                                      -53-

     o    WARRANTS RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. SMALL AND MID
          CAP OPPORTUNITIES FUND, AND SCHRODER STRATEGIC BOND FUND). The Funds
          may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock. Schroder Strategic Bond Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL AND
          MID CAP OPPORTUNITIES FUND). The Funds may also purchase securities of companies in initial public offerings (IPOs), which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Funds may not be able to invest in securities issued in IPOs or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Funds. The investment performance of the Funds during periods when they are unable to invest significantly or at all in initial public offerings may be lower than during periods when the Funds are able to do so.

     o    FOREIGN INVESTMENT RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER ENHANCED
          INCOME FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL RETURN
          FIXED INCOME FUND). Schroder Emerging Market Equity Fund, Schroder
          International Alpha Fund, Schroder International Diversified Value
          Fund, Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, and
          Schroder Total Return Fixed Income Fund may invest in foreign securities. Schroder North American Equity Fund may invest in securities of Canadian companies and in companies located in other countries in North America. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States.
          Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

          Schroder Emerging Market Equity Fund may invest in Chinese companies.
          While companies in China may be subject to limitations on their business relationships under

                                      -54-

          Chinese law, these laws may not be consistent with certain political and security concerns of the United States. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the United States government, or governments that otherwise have policies in conflict with the U.S. government. Investments in such companies may subject the Schroder Emerging Market Equity Fund to the risk that these companies' reputation and price in the market will be adversely affected.

          In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the
          United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a
          Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

          Special tax considerations apply to a Fund's investments in foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, the Fund's adviser or sub-adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

          In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or character of the Fund's distributions.

     o    FOREIGN CURRENCIES RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER STRATEGIC
          BOND FUND, AND SCHRODER TOTAL RETURN FIXED INCOME FUND). Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

          If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which

                                      -55-

          would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the
          U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A
          Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

     o    EMERGING MARKET SECURITIES RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL
          DIVERSIFIED VALUE FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER
          TOTAL RETURN FIXED INCOME FUND). Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market
          capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.
          Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

          Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

                                      -56-

     o    GEOGRAPHIC FOCUS RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, AND SCHRODER
          STRATEGIC BOND FUND). To the extent that a Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly. Because the Schroder North American Equity Fund invests principally in equity securities of North American companies, and the
          Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap
          Opportunities Fund invest principally in equity securities of U.S.
          companies, their performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    ISSUER FOCUS RISK. (SCHRODER INTERNATIONAL ALPHA FUND AND SCHRODER
          U.S. OPPORTUNITIES FUND). The Funds, and in particular the Schroder
          International Alpha Fund, may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. When a
          Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

     o    DEPOSITARY RECEIPTS RISK. (SCHRODER EMERGING MARKET EQUITY FUND). A
          Fund may invest in ADRs, as well as GDRs, EDRs or other similar securities representing ownership of foreign securities. Depositary
          Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Investments in non-U.S. issuers through Depository Receipts and similar instruments may involve certain risks not applicable to investing in
          U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.
          Costs may be incurred in connection with conversions between various currencies. A Fund may invest in both sponsored and unsponsored
          Depositary Receipts. Unsponsored Depositary Receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored Depositary Receipts and the prices of unsponsored Depositary Receipts may be more volatile than if such instruments were sponsored by the issuer.

     o    INVESTMENTS IN POOLED VEHICLES RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL
          DIVERSIFIED VALUE FUND, AND SCHRODER NORTH AMERICAN EQUITY FUND). A
          Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and ETFs, that are advised by the
          Fund's sub-adviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, a Fund may pay a premium above such investment company's net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value. As a shareholder in an investment company or pooled vehicle, a Fund, and indirectly that Fund's shareholders, would bear its ratable share of the investment company's expenses, including advisory and
          administrative fees, and would at the same time continue to pay its own fees and expenses. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in transactions on securities exchanges.

                                      -57-

     o    REAL ESTATE INVESTMENT TRUST RISK. (SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL
          AND MID CAP OPPORTUNITIES FUND). An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    OVER-THE-COUNTER RISK. (SCHRODER U.S. OPPORTUNITIES FUND AND SCHRODER
          U.S. SMALL AND MID CAP OPPORTUNITIES FUND). Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which a Fund pays as part of the purchase price.

     o    EQUITY MARKETS RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, AND SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND).
          Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

     o    MANAGEMENT RISK. (ALL FUNDS). Because the Funds are actively managed, each Fund's investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. A Fund's adviser or sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                      -58-

     o    FREQUENT TRADING / PORTFOLIO TURNOVER RISK (SCHRODER NORTH AMERICAN
          EQUITY FUND, SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC BOND
          FUND, AND SCHRODER TOTAL RETURN FIXED INCOME FUND). The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the
          Fund's adviser or sub-adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.
          During periods when a Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. The Funds' adviser currently expects that the portfolio turnover rate for the current fiscal year will be greater than 400% for Schroder Strategic Bond
          Fund, will be approximately 400% for each of Schroder Enhanced Income
          Fund and Schroder Total Return Fixed Income Fund, will be
          approximately 160% for Schroder North American Equity Fund, will be approximately 100% for Schroder Emerging Market Equity Fund, and will not exceed 100% for each of Schroder International Alpha Fund,
          Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap
          Opportunities Fund, Schroder Municipal Bond Fund and Schroder
          Short-Term Municipal Bond Fund. Consult your tax advisor regarding a
          Fund's portfolio turnover rate on your investments.

     o    MUNICIPAL BONDS RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
          SHORT-TERM MUNICIPAL BOND FUND). Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse
          determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

               General obligations. These are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer.
               They are payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

               Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds for manufacturing facilities, certain transportation facilities, and publicly-owned utilities, and non-profit organizations such as private colleges, hospitals and museums, and other facilities. Investors can look only to the revenue generated by the project or the private company owning or operating the project rather than the

                                      -59-

               credit of the state or local government authority issuing the bonds. Revenue obligations are often subject to greater credit risk than general obligations debt because they do not rely on broad taxing powers.

          Municipal bonds may be insured or guaranteed by public or private guarantors or insurers. The credit standing of such a bond would likely depend to a substantial extent on the ability and willingness of the guarantor or insurer to meet its obligations.

          The amount of public information available about the municipal bonds in a Fund's portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a Fund holding such securities may therefore be more dependent on the analytical abilities of the Fund's adviser.

          Interest income from private activity bonds may be subject to federal
          AMT for individuals. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their federal
          AMT. The Funds may each invest as much as 100% of their net assets in investments, the income from which may result in liability for federal
          AMT both for individual and corporate shareholders. For more information, including possible state, local and other taxes, contact your tax advisor.

          At times, a portion of a Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Funds' adviser or its affiliates, holds all or a major portion. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Funds' adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In the event of a default by an issuer of such securities, a Fund may be required to incur expenses in enforcing its rights, and any income received by the
          Fund in respect of its investment might not be tax-exempt.

     o    TAXABLE MUNICIPAL SECURITIES RISK. (SCHRODER MUNICIPAL BOND FUND AND
          SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The Funds may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax. These may include, for example, securities issued to finance unfunded pension liabilities or issued to finance governmental facilities where the nature or management of the facility is such that the securities may not be issued on a tax-exempt basis.
          The Funds may also hold a portion of their assets in securities issued by the U.S. Treasury and they may hold taxable money market securities or cash equivalents for liquidity or pending investment in tax-exempt securities.

     o    VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. (SCHRODER MUNICIPAL BOND
          FUND AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers specifically or the municipal bond market generally. For example, political or fiscal events affecting the issuers of municipal bonds, as well as uncertainties in the municipal bond market generally related to taxation, legislative changes, or the enforceability of rights of municipal bond holders, can significantly affect the values of municipal bonds. Because many municipal bonds are issued to finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal bond market.

                                      -60-

     o    STATE AND ISSUER RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
          SHORT-TERM MUNICIPAL BOND FUND). A Fund may invest without limitation in the debt of issuers, including conduit issuers, located in the same state. Investing in bonds issued by a state, state agencies, or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers, such as possible restrictions on additional borrowings by issuers in that state or economic or legal limitations on an issuer's ability to meet payment obligations. A Fund may also invest more than 25% of its assets in a sector of the municipal bond market, including education, health care, housing, transportation or utilities sectors. Geographic or sector concentration may cause the value of a Fund's shares to change more than the values of shares of funds that invest in a greater variety of investments.

          Municipal bonds backed by revenues from facilities in a particular sector are subject to the risks of investment in that sector generally. For example, investments in many of the sectors in which a
          Fund may invest are subject to the risks of changes in government regulation, fluctuations in revenues, including federal or state assistance, competition, changes in labor relations and costs, and difficulties in raising additional capital under a variety of circumstances. Revenue bonds issued in the education sector can be significantly affected also by levels of endowment, charitable giving, costs of attendance, increases or decreases in governmental assistance or other revenues, and, in the case of public schools, limits on the ability of governmental entities to increase taxes or generate other revenues, including fees, to pay for educational expenses. Investments in a health care sector are subject to changes in patient income, the availability of public or private insurance reimbursement for procedures and drug costs, the timing of such payments, the quality of management and the availability of qualified professional staff, and demographics. The housing sector can be significantly affected by changes in interest rates for single-family home buyers, governmental regulations imposed on developers of low and moderate cost multi-family units, as well as costs of land, construction and maintenance costs, neighborhood opposition to mixed-income developments, and the level of government incentives, including subsidies and tax credits. Investments in a transportation sector can be affected significantly by the cost of developing, maintaining, updating and replacing infrastructure and other hard assets, levels of federal and state assistance, quality of service, and the ability to raise fees without losing ridership. Investments in a utilities sector can be significantly affected by the ability to locate a reliable and reasonable source of the resource to be provided, infrastructure development and maintenance, the ability to pass on costs of services and resources to customers, mandatory or voluntary natural resource conservation efforts, alternatives by customers to the use of public utilities, and the effects of deregulation by many states. The foregoing factors are illustrative in nature. This discussion of the risk of concentration in sectors is not, and is not intended to be, comprehensive or exhaustive.

          A Fund may at times invest a substantial portion of its assets in securities of a particular issue, and to that extent, the Fund's investment performance and net asset value will be adversely affected by decreases in the value of such issue more than if such Fund invested in a larger range of securities.

                                      -61-

     o    U.S. GOVERNMENT SECURITIES RISK. (SCHRODER ENHANCED INCOME FUND,
          SCHRODER STRATEGIC BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND,
          SCHRODER MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND
          FUND). U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage
          Association) are supported by the full faith and credit of the United
          States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan
          Banks) are supported by the right of the issuer to borrow from the
          U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie
          Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under "Mortgage and Asset-Backed Securities
          Risk"), extension risk (as described above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    NON-DIVERSIFICATION RISK. (SCHRODER STRATEGIC BOND FUND). Schroder
          Strategic Bond Fund is a non-diversified investment company. It therefore may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

                                      -62-

--------------------------------------------------------------------------------
NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

     In addition to the principal investment strategies described in the
     Principal Investment Strategies section above, each Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Funds' adviser or sub-adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Funds' adviser and sub-adviser.

     o    SHORT SALES. A Fund may sell a security short when the Fund's adviser or sub-adviser anticipates that the price of the security will decline. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund "closes" the short position. A short position will result in a loss if the market price of the security in question increases between the date when the
          Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where such Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

     o    WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS.
          Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

     o    SECURITIES LOANS AND REPURCHASE AGREEMENTS. A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy, as a way to recognize additional current income on securities that it owns.

     o    TEMPORARY DEFENSIVE STRATEGIES. At times, the Funds' adviser or sub-adviser may judge that conditions in the securities markets make pursuing a Fund's investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund's adviser or sub-adviser may, but is not required to, take temporary "defensive"
          positions that are inconsistent with a Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In implementing these defensive strategies, the Fund would invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund's adviser or sub-adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

     o    PRICING. At times market conditions might make it hard to value some investments. If a Fund has valued securities it holds too high, you may end up paying too much for

                                      -63-

          the Fund's shares when you buy into a Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

     o    OTHER INVESTMENTS. A Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

     o    SECURITIES IN DEFAULT. Schroder Strategic Bond Fund may invest in securities that are in default. Securities that are in default are subject generally to the risks described above under "Principal Risks of Investing in the Fund -- High-Yield/Junk Bonds Risk", and which offer little or no prospect for the payment of the full amount of unpaid principal and interest, although normally Schroder Strategic
          Bond Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investor
          Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
          Service, Inc.) has rated the securities CC- (or the equivalent) or better, or the Fund's adviser has determined the securities to be of comparable quality.

     o    PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment, including the requirements that: Schroder Emerging Market
          Equity Fund normally invest at least 80% of its net assets in equity securities of companies the Fund's sub-adviser considers to be
          "emerging market" issuers; Schroder International Alpha Fund normally invest at least 65% of its total assets in equity securities of companies the Fund's adviser considers to be located outside of the
          United States; Schroder International Diversified Value Fund normally invest at least 65% of its assets in equity securities of companies located in countries outside of the United States; Schroder North
          American Equity Fund normally invest at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in,
          North America; Schroder U.S. Opportunities Fund normally invest at least 80% of its net assets in securities of companies the Fund's adviser considers to be located in the United States; Schroder U.S.
          Small and Mid Cap Opportunities Fund normally invest at least 80% of its net assets in companies considered by the Fund's adviser at the time to be small or mid cap companies located in the United States;
          Schroder Enhanced Income Fund normally invest at least 80% of its net assets in income-producing obligations; Schroder Strategic Bond Fund normally invest at least 80% of its net assets in debt securities;
          Schroder Total Return Fixed Income Fund normally invest at least 80%
          of its net assets in fixed income obligations; Schroder Municipal Bond
          Fund normally invest at least 80% of its net assets in municipal bonds; and Schroder Short-Term Municipal Bond Fund normally invest at least 80% of its net assets in municipal bonds and at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax. An investment by a Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References in the discussion of the Funds' investment policies above to

                                      -64-

          80% of a Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by a
          Fund for investment purposes.

     o    PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. A Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Fund's adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. A Fund's sale of such investments may also be restricted under securities laws. In the event that the Trustees, or persons designated by the Trustees, determine that a security is "readily marketable" pursuant to these procedures, and a Fund is not able to sell such security at the price that such persons anticipate, the
          Fund's net asset value will decrease.

                                      -65-

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS

     Each Trust is governed by a Board of Trustees. The Board of Trustees of each Trust has retained Schroders to serve as each Fund's adviser and to manage the investments of each Fund. Subject to the control of the applicable Board of Trustees, Schroders also manages each Fund's other affairs and business.

     Schroder Investment Management North America Limited ("SIMNA Ltd."), an
     affiliate of Schroders, serves as sub-adviser responsible for portfolio management of Schroder Emerging Market Equity Fund, Schroder International
     Alpha Fund, Schroder International Diversified Value Fund, Schroder North
     American Equity Fund, and Schroder Strategic Bond Fund.

     Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the Funds and as investment adviser to other mutual funds and a broad range of institutional investors.
     Schroders plc, Schroders' ultimate parent, is a global asset management company with approximately $223.2 billion under management as of March 31,
     2006. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world's investment markets.

     o    MANAGEMENT FEES. For the fiscal year ended October 31, 2005, each of the following Funds paid aggregate management fees, net of applicable expense limitations and/or fee waivers, for investment management and administration services to Schroders at the following annual rates
          (based on each Fund's average daily net assets): Schroder North
          American Equity Fund: 0.25%; Schroder U.S. Opportunities Fund: 0.73%
          (effective May 1, 2006 the Fund's management fee is 1.00%); Schroder
          Municipal Bond Fund: 0.02%; and Schroder Short-Term Municipal Bond
          Fund: 0.10%. Schroder International Alpha Fund did not pay fees during the fiscal year ended October 31, 2005 due to an expense limitation and/or fee waiver in effect during that period (effective April 1,
          2006 the Fund's management fee is 0.975% of the Fund's average daily net assets). Each of the following Funds expects to pay management fees for investment management services to Schroders at the following annual rates (based on each Fund's average daily net assets): Schroder
          Emerging Market Equity Fund: 1.00%; Schroder International Diversified
          Value Fund: 1.00%; Schroder U.S. Small and Mid Cap Opportunities Fund:
          1.00%; Schroder Enhanced Income Fund: 0.25%; Schroder Strategic Bond
          Fund: 0.75%; and Schroder Total Return Fixed Income Fund: 0.25%. As
          compensation for SIMNA Ltd.'s services as sub-adviser, Schroders pays to SIMNA Ltd. fifty percent of the investment advisory fees Schroders receives from each of Schroder Emerging Market Equity Fund, Schroder
          International Alpha Fund, Schroder International Diversified Value
          Fund, Schroder North American Equity Fund, and Schroder Strategic Bond
          Fund. A discussion regarding the basis for the Trustees' approval of the investment management agreements for Schroder International Alpha
          Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities
          Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond
          Fund, and Schroder Short-Term Municipal Bond Fund is available in the
          Funds' annual report to shareholders for the fiscal year ended October
          31, 2005.

                                      -66-

     o    EXPENSE LIMITATIONS AND WAIVERS. In order to limit the expenses of certain Funds' Advisor Shares, Schroders has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 for Schroder Enhanced Income
          Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal
          Bond Fund, March 31, 2007 for Schroder Emerging Market Equity Fund and
          Schroder U.S. Small and Mid Cap Opportunities Fund, May 9, 2007 for
          Schroder International Alpha Fund and Schroder U.S. Opportunities
          Fund, and June 30, 2007 for the Schroder Strategic Bond Fund, to the
          extent that the Total Annual Fund Operating Expenses of each Fund allocable to its Advisor Shares exceed the following annual rates
          (based on the average daily net assets attributable to the Fund's
          Advisor Shares): Schroder Emerging Market Equity Fund -- 2.00%;
          Schroder International Alpha Fund -- 1.50%; Schroder U.S.
          Opportunities Fund -- 1.95%; Schroder U.S. Small and Mid Cap
          Opportunities Fund -- 1.65%; Schroder Enhanced Income Fund -- 0.65%;
          Schroder Strategic Bond Fund -- 1.40%; Schroder Municipal Bond Fund --
          0.80%; and Schroder Short-Term Municipal Bond Fund -- 0.80%. In order to limit the expenses of each of Schroder International Diversified
          Value Fund's and Schroder Total Return Fixed Income Fund's Advisor
          Shares, Schroders has contractually agreed to reduce its compensation
          (and, if necessary, to pay other Fund expenses) until August 30, 2007 to the extent that the Total Annual Fund Operating Expenses of a Fund
          (other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to its Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each
          Fund's Investor shares): Schroder International Diversified Value Fund
          -- 1.50%; and Schroder Total Return Fixed Income Fund -- 0.65%.

                                      -67-

     o    PORTFOLIO MANAGEMENT. The following portfolio managers at Schroders and SIMNA Ltd. have primary responsibility for making investment decisions for the respective Funds. For each of Schroder International
          Diversified Value Fund and Schroder North American Equity Fund, all
          investment decisions are made by a team of investment professionals at
          SIMNA Ltd. with the portfolio managers listed in the table below for that Fund having primary responsibility for making investment decisions for the Fund. Each portfolio manager's recent professional experience is also shown. Each Fund's respective SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and each portfolio manager's ownership of securities in the Fund.

                                                                                        RECENT PROFESSIONAL
FUND                           NAME              TITLE                SINCE                  EXPERIENCE
----------------------   ---------------   -----------------   -----------------   -----------------------------

Schroder Emerging        James Gotto       Portfolio Manager   Inception           Mr. Gotto is a Portfolio
Market Equity Fund                                             (March 31, 2006)    Manager of SIMNA Ltd. He
                                                                                   has been an employee of
                                                                                   SIMNA Ltd. since 1991.

Schroder Emerging        Waj Hashmi, CFA   Portfolio Manager   Inception           Mr. Hashmi is a Portfolio
Market Equity Fund                                             (March 31, 2006)    Manager of SIMNA Ltd. He
                                                                                   has been an employee of
                                                                                   SIMNA Ltd. since 2000.

Schroder Emerging        Robert Davy       Portfolio Manager   Inception           Mr. Davy is a Portfolio
Market Equity Fund                                             (March 31, 2006)    Manager of SIMNA Ltd. He
                                                                                   has been an employee of
                                                                                   SIMNA Ltd. since 1986.

Schroder Emerging        Allan Conway      Head of             Inception           Mr. Conway is Head of
Market Equity Fund                         Emerging            (March 31, 2006)    Emerging Markets Equities at
                                           Markets Equities                        SIMNA Ltd. He has been an
                                                                                   employee of SIMNA Ltd.
                                                                                   since 2004. Formerly, Head
                                                                                   of Global Emerging Markets,
                                                                                   West LB Asset Management
                                                                                   and Chief Executive Officer
                                                                                   of WestAM (UK) Ltd.

Schroder International   Virginie          Lead Portfolio      March 2005          Ms. Maisonneuve is a
Alpha Fund               Maisonneuve,      Manager                                 Director of Schroders. She
                         CFA                                                       has been an employee of
                                                                                   SIMNA Ltd. since 2004. She
                                                                                   is head of Schroders'
                                                                                   Europe, Australasia, Far East
                                                                                   (EAFE) Team. Formerly,
                                                                                   Co-Chief Investment Officer
                                                                                   and Director, Clay Finlay.

Schroder International   Matthew Dobbs     Portfolio Manager   2004                Mr. Dobbs manages Pacific
Alpha Fund                                                                         Basin and EAFE equities and
                                                                                   is responsible for
                                                                                   MultiRegional Small Cap. He
                                                                                   has been an employee of
                                                                                   Schroders since 1981.

                                      -68-

                                                                                        RECENT PROFESSIONAL
FUND                           NAME              TITLE               SINCE                   EXPERIENCE
----------------------   ---------------   -----------------   -----------------   -----------------------------

Schroder International   Justin            Lead Portfolio      Inception (August   Mr. Abercrombie is the Lead
Diversified Value Fund   Abercrombie       Manager and         30, 2006)           Portfolio Manager and Head
and Schroder North                         Head of             (Schroder           of QEP, SIMNA Ltd. He has
American Equity Fund                       Quantitative        International       been an employee of
                                           Equity Products     Diversified Value   Schroders since 1996.
                                           ("QEP")             Fund)               Formerly, founding member
                                                                                   of QEP, SIMNA Ltd.
                                                               Inception
                                                               (September
                                                               2003) (Schroder
                                                               North American
                                                               Equity Fund)

Schroder International   John Marsland,    Senior Portfolio    Inception (August   Mr. Marsland is a Senior
Diversified Value Fund   CFA               Manager and         30, 2006)           Portfolio Manager and
and Schroder North                         Quantitative        (Schroder           Quantitative Analyst, SIMNA
American Equity Fund                       Analyst             International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since May 2006. Formerly,
                                                                                   Quantitative Fund Manager,
                                                               May 2006            WMG Advisors LLP from
                                                               (Schroder North     January 2005 to April 2006,
                                                               American Equity     Head of Risk Advisory,
                                                               Fund)               Commerzbank Securities
                                                                                   from 2000 to November
                                                                                   2004.

Schroder International   David Philpotts   Senior              Inception (August   Mr. Philpotts is Senior
Diversified Value Fund                     Quantitative        30, 2006)           Quantitative Analyst and
and Schroder North                         Analyst and         (Schroder           Portfolio Manager, SIMNA
American Equity Fund                       Portfolio Manager   International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since 1999. Formerly, Chief
                                                                                   Investment Officer, Quaestor
                                                               March 2004          Investment Management
                                                               (Schroder North     from 2001 to March 2004,
                                                               American Equity     Deputy Head of QEP, SIMNA
                                                               Fund)               Ltd. from 1999 to 2004.

Schroder International   Stephen           Senior              Inception (August   Mr. Langford is Senior
Diversified Value Fund   Langford          Quantitative        30, 2006)           Quantitative Analyst and
and Schroder North                         Analyst and         (Schroder           Portfolio Manager, SIMNA
American Equity Fund                       Portfolio Manager   International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since 2003. Formerly, Senior
                                                                                   Research Manager, Quaestor
                                                               November 2003       Investment Management
                                                               (Schroder North     from August 1999 to
                                                               American Equity     October 2003.
                                                               Fund)

                                      -69-

                                                                                        RECENT PROFESSIONAL
FUND                           NAME              TITLE               SINCE                   EXPERIENCE
----------------------   ---------------   -----------------   -----------------   -----------------------------

Schroder International   Arnaud Amsellem   Senior              Inception (August   Mr. Amsellem is Senior
Diversified Value Fund                     Quantitative        30, 2006)           Quantitative Analyst and
and Schroder North                         Analyst and         (Schroder           Portfolio Manager, SIMNA
American Equity Fund                       Portfolio Manager   International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since 2005. Formerly, Senior
                                                                                   Portfolio Manager, State
                                                               July 2005           Street Hedge Fund Group,
                                                               (Schroder North     Portfolio Manager, State
                                                               American Equity     Street Active Team from
                                                               Fund)               June 2000 to June 2005.

Schroder International   Kristian Brock    Quantitative        Inception (August   Mr. Brock is a Quantitative
Diversified Value Fund                     Analyst and         30, 2006)           Analyst and Portfolio
and Schroder North                         Portfolio Manager   (Schroder           Manager, SIMNA Ltd. He has
American Equity Fund                                           International       been an employee of
                                                               Diversified Value   Schroders since 2001.
                                                               Fund)

                                                               Inception
                                                               (September
                                                               2003) (Schroder
                                                               North American
                                                               Equity Fund)

Schroder International   James Larkman     Quantitative        Inception (August   Mr. Larkman is a Quantitative
Diversified Value Fund                     Analyst and         30, 2006)           Analyst and Portfolio
and Schroder North                         Portfolio Manager   (Schroder           Manager, SIMNA Ltd. He has
American Equity Fund                                           International       been an employee of
                                                               Diversified Value   Schroders since 2003. Prior
                                                               Fund)               to joining Schroders he was
                                                                                   a student attending the
                                                               October 2005        Master's program at the
                                                               (Schroder North     University of Reading from
                                                               American Equity     July 2003 to July 2004. Prior
                                                               Fund)               to July 2003, he attended the
                                                                                   University of Bath and
                                                                                   participated in an internship
                                                                                   with Schroders.

Schroder U.S.            Jenny B. Jones    Lead Portfolio      2003 (Schroder      Ms. Jones is an Executive
Opportunities Fund and                     Manager             U.S.                Vice President of Schroders.
Schroder U.S. Small                                            Opportunities       She has been an employee
and Mid Cap                                                    Fund)               of Schroders since 2003.
Opportunities Fund                                                                 Formerly, portfolio manager
                                                               Inception           and Executive Director,
                                                               (March 31, 2006)    Morgan Stanley Investment
                                                               (Schroder U.S.      Advisors Inc.
                                                               Small and Mid
                                                               Cap
                                                               Opportunities
                                                               Fund)

Schroder Enhanced        Steven S. Lear,   Lead Portfolio      Inception           Mr. Lear is an Executive Vice
Income Fund and          CFA               Manager             (December 2004)     President of Schroders. He
Schroder Total Return                                          for each Fund       has been an employee of
Fixed Income Fund                                                                  Schroders since June 1998.

                                      -70-

                                                                                      RECENT PROFESSIONAL
FUND                          NAME               TITLE              SINCE                  EXPERIENCE
---------------------   ----------------   -----------------   ---------------   ------------------------------

Schroder Enhanced       David Harris       Portfolio Manager   Inception         Mr. Harris is a Senior Vice
Income Fund and                                                (December 2004)   President of Schroders. He
Schroder Total Return                                          for each Fund     has been an employee of
Fixed Income Fund                                                                Schroders since
                                                                                 November 1992.
Schroder Enhanced       Wesley A.          Portfolio Manager   Inception         Mr. Sparks is a Senior Vice
Income Fund and         Sparks, CFA                            (December 2004)   President of Schroders. He
Schroder Total Return                                          for each Fund     has been an employee of
Fixed Income Fund                                                                Schroders since
                                                                                 December 2000. Formerly,
                                                                                 portfolio manager at Aeltus
                                                                                 Investment Management.
Schroder Enhanced       Gregg T. Moore,    Portfolio Manager   Inception         Mr. Moore is a Vice President
Income Fund and         CFA                                    (December 2004)   of Schroders and has been
Schroder Total Return                                          for each Fund     an employee of Schroders
Fixed Income Fund                                                                since June 2001. Formerly,
                                                                                 quantitative analyst at Aeltus
                                                                                 Investment Management.
Schroder Enhanced       Matthew J.         Portfolio Manager   Inception         Mr. Murphy is a Vice
Income Fund and         Murphy                                 (December 2004)   President of Schroders. He
Schroder Total Return                                          for each Fund     has been an employee of
Fixed Income Fund                                                                Schroders since July 2004.
                                                                                 Formerly, Managing Director
                                                                                 at MONY Capital
                                                                                 Management from
                                                                                 February 2002 to July 2004.
Schroder Strategic      Robert Michele,    Global Head of      Inception (June   Mr. Michele is Global Head of
Bond Fund               CFA                Fixed Income        30, 2006)         Fixed Income of Schroders.
                                                                                 He has been an employee of
                                                                                 Schroders since 1998.
Schroder Strategic      Louise Davies      Portfolio Manager   Inception (June   Ms. Davies is a Portfolio
Bond Fund                                                      30, 2006)         Manager of Schroders. She
                                                                                 has been an employee of
                                                                                 Schroders since 1999.
Schroder Municipal      David Baldt, CFA   Portfolio Manager   Inception         Mr. Baldt is an Executive
Bond Fund and                                                  (December 2003)   Vice President of Schroders.
Schroder Short-Term                                            for each Fund     He has been an employee of
Municipal Bond Fund                                                              Schroders since fall 2003.
                                                                                 Formerly, Managing Director
                                                                                 of Deutsche Asset
                                                                                 Management (formerly
                                                                                 Morgan Grenfell).
Schroder Municipal      Daniel Scholl      Portfolio Manager   Inception         Mr. Scholl is a Senior Vice
Bond Fund and                                                  (December 2003)   President of Schroders. He
Schroder Short-Term                                            for each Fund     has been an employee of
Municipal Bond Fund                                                              Schroders since fall 2003.
                                                                                 Formerly a Director and
                                                                                 Portfolio Manager of
                                                                                 Deutsche Asset Management
                                                                                 (formerly Morgan Grenfell).

                                      -71-

                                                                                       RECENT PROFESSIONAL
FUND                          NAME               TITLE              SINCE                   EXPERIENCE
---------------------   ----------------   -----------------   ---------------   ------------------------------

Schroder Municipal      Susan Beck         Portfolio Manager   Inception         Ms. Beck is a First Vice
Bond Fund and                                                  (December 2003)   President of Schroders. She
Schroder Short-Term                                            for each Fund     has been an employee of
Municipal Bond Fund                                                              Schroders since fall 2003.
                                                                                 Formerly, a Vice President
                                                                                 and Portfolio Manager of
                                                                                 Deutsche Asset Management
                                                                                 (formerly Morgan Grenfell).
Schroder Municipal      Ted Manges         Portfolio Manager   Inception         Mr. Manges is a First Vice
Bond Fund and                                                  (December 2003)   President of Schroders. He
Schroder Short-Term                                            for each Fund     has been an employee of
Municipal Bond Fund                                                              Schroders since fall 2003.
                                                                                 Formerly, Vice President of
                                                                                 Deutsche Asset Management
                                                                                 from 1999 to 2003, and
                                                                                 Manager of Trading and
                                                                                 Sales, Commerce Capital
                                                                                 Markets from 1995 to 1999.

                                       -72-

--------------------------------------------------------------------------------
HOW THE FUNDS' SHARES ARE PRICED

     Each Fund calculates the net asset value of its Advisor Shares by dividing the total value of its assets attributable to its Advisor Shares, less its liabilities attributable to those shares, by the number of Advisor Shares outstanding. Each Fund values its Advisor Shares as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m.,
     Eastern Time) each day the Exchange is open. The Trusts expect that days, other than weekend days, when the Exchange will not be open are New Year's
     Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
     Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
     Securities for which market quotations are readily available are valued at prices which, in the opinion of Schroders, most nearly represent the market values of such securities. Securities for which market values are not readily available, or for which the Funds' adviser believes the market value is unreliable (including, for example, certain foreign securities, thinly traded securities, initial public offerings, or when there is a particular event that may affect the value of a security), are valued by
     Schroders at their fair values pursuant to guidelines established by the
     Board of Trustees, and under the ultimate supervision of the Board of
     Trustees, generally by reference to other securities or indexes. For instance, a pricing service may recommend a fair value based generally on prices of comparable securities. Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. Options and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options and futures not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price. If such prices are not available, unlisted securities and derivatives are valued by Schroders at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the market where such securities trade, such as security and bond prices, interest rates, and currency exchange rates. Certain Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the
     Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the
     Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Schroder Emerging Market
     Equity Fund, Schroder International Alpha Fund, Schroder International
     Diversified Value Fund, Schroder Strategic Bond Fund, and Schroder Total
     Return Fixed Income Fund's investments may be priced based on fair values provided by a third party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Schroders' Fair Value Committee in consultation with the Board of
     Trustees. Short-term investments that will mature within 60 days are valued by Schroders using amortized cost pursuant to procedures adopted by the
     Board of Trustees. The net asset value of a Fund's Investor Shares may differ from that of its Advisor Shares due to differences in the expenses of Investor Shares and Advisor Shares.

                                      -73-

--------------------------------------------------------------------------------
HOW TO BUY SHARES

     You may purchase Advisor Shares of each Fund directly from the applicable
     Trust (through Schroder Fund Advisors Inc., the distributor of the Trusts'
     shares) or through the Fund's transfer agent, Boston Financial Data
     Services, Inc. ("BFDS"), or through a service organization such as a bank, trust company, broker-dealer, or other financial organization (a "Service
     Organization") having an arrangement with Schroder Fund Advisors Inc. If you do not have a Service Organization, Schroder Fund Advisors Inc. can provide you with a list of available firms. Your Service Organization is responsible for forwarding all of the necessary documentation to the applicable Trust, and may charge you separately for its services.

     The purchase, redemption and exchange policies and fees charged by such
     Service Organizations may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees in addition to any fees charged by the Fund, and may set different minimums or limitations on buying, exchanging, or redeeming Advisor Shares. Please consult a representative of your Service
     Organization for further information.

     If the Advisor Shares you purchase will be held in your own name (rather than the name of your Service Organization), your payment for the shares must be accompanied by a completed Account Application and payment by check or wire as described below. Account Applications for Advisor Shares may be obtained from BFDS, at the address provided below under "Purchases by
     Check," from your Service Organization, or by calling the Schroder Mutual
     Funds at (800) 464-3108 (from outside the United States, please call (617)
     483-5000 and ask to speak with a Schroder Mutual Funds representative).
     Acceptance of your order will be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

     Each Fund sells its Advisor Shares at their net asset value next determined after the applicable Fund, its transfer agent, BFDS, or another authorized broker or financial institution (as described below) receives your request in good order (meaning that the request meets the requirements set out below and in the Account Application, and otherwise meets the requirements implemented from time to time by the applicable Fund's transfer agent or the Fund). In order for you to receive a Fund's next determined net asset value, the Fund, BFDS, the Service Organization, or the authorized broker or financial institution must receive your order before the close of trading on the Exchange (normally 4:00 p.m., Eastern Time). Each Trust reserves the right to reject any order to purchase Advisor Shares of any of its Funds. Each Trust generally expects to inform any persons that their purchase has been rejected within 24 hours.

     Certain brokers or other financial institutions may accept purchase orders for Advisor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept purchase orders on behalf of the Funds. For purposes of pricing, a Fund will be deemed to have received a purchase order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the Trusts'
     distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

                                      -74-

     The minimum investments for initial and additional purchases of Advisor
     Shares of a Fund are as follows:

                                 INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                                 ------------------   ----------------------
     REGULAR ACCOUNTS                  $2,500                 $1,000
     TRADITIONAL AND ROTH IRAS         $2,500                 $1,000

     Each Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of
     Schroders, any of its affiliates or a financial intermediary authorized to sell shares of a Fund, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of
     Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

     Advisor Shares of the Funds are intended for purchase by investors making a minimum initial investment of $2,500 through a regular account or a traditional or Roth IRA account and purchasing through an investment intermediary. Investor Shares of the Funds are offered through another prospectus and are intended for investors making a minimum initial investment of $250,000 and purchasing directly from the Fund.

     The Funds do not issue share certificates.

     Each Trust may suspend the offering of Advisor Shares of its Funds for any period of time. Each Trust may change any investment minimum from time to time.

     Purchases by check. You may purchase Advisor Shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase
     Advisor Shares of two or more Funds, make your check payable to Schroder
     Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Funds whose shares you are purchasing.
     Schroder Mutual Funds will not accept third-party checks or starter checks.
     You should direct your check and your completed Account Application as follows:

     REGULAR MAIL            OVERNIGHT OR EXPRESS MAIL
     ---------------------   ------------------------------------
     Schroder Mutual Funds   Boston Financial Data Services, Inc.
     P.O. Box 8507           Attn: Schroder Mutual Funds
     Boston, MA 02266        30 Dan Road
                             Canton, MA 02021

     For initial purchases, a completed Account Application must accompany your check.

     Purchases by bank wire. If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the
     Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally
     4:00 p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

     Once you have an account number, you may purchase Advisor Shares through your Service Organization or directly from the Fund by calling BFDS at
     (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside

                                      -75-

     the United States, please call (617) 483-5000 and ask to speak with a
     Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

        STATE STREET BANK AND TRUST COMPANY
        225 Franklin Street
        Boston, Massachusetts 02110
        ABA No.: 011000028
        Attn: Schroder Mutual Funds
        DDA No.: 9904-650-0
        FBO: Account Registration
        A/C: Mutual Fund Account Number
             Name of Fund

     BFDS will not process your purchase until it receives the wired funds.

     Automatic Purchases. If you purchase Advisor Shares directly from the Trust and the shares are held in your own name, you can make regular investments of $100 or more per month or quarter in Advisor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108. If you purchase Advisor Shares through a Service Organization, your firm may also provide automatic purchase options. Please contact your Service
     Organization for details.

     Purchases in kind. Investors may purchase Advisor Shares of a Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for Advisor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the
     Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for
     Advisor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Advisor Shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Funds value securities accepted by Schroders in the same manner as are the Funds' portfolio securities as of the time of the next determination of a Fund's net asset value. Although the Funds seek to determine the fair value of securities contributed to a
     Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the
     Funds. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone Schroders at (800) 464-3108, their
     Schroders client representative, or other financial intermediary.

     Certain payments by Schroders or its affiliates. Schroder Fund Advisors
     Inc., Schroders, or their affiliates may, at their own expense and out of their own assets, provide

                                      -76-

     compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of a Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

     If correspondence to the shareholder's address of record is returned, then, unless BFDS determines the shareholder's new address, BFDS will reinvest dividends and other distributions returned to it in the applicable Fund(s), and if the correspondence included checks, the checks will be canceled and re-deposited to the shareholder's account at then-current net asset value.

                                      -77-

--------------------------------------------------------------------------------
HOW TO SELL SHARES

     When you may redeem. You may sell your Advisor Shares back to a Fund on any day the Exchange is open either through your Service Organization or directly to the Fund. If your shares are held in the name of a Service
     Organization, you may only sell the shares through that Service
     Organization. The Service Organization may charge you a fee for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction or stock power form to Schroder
     Mutual Funds, or by calling BFDS at (800) 464-3108. Redemption requests received in good order by Schroder Mutual Funds, BFDS, your Service
     Organization or another authorized broker or financial institution (as described below) prior to the close of the Exchange on any day the Exchange is open for trading will be priced at the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee the signature(s) of all account holders for any redemption request in excess of $50,000, or for any amount being sent to an address or bank account that is not registered on the account. The Stamp
     2000 Medallion Guarantee is the only acceptable form of guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than
     $50,000. Each Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

     If you redeem shares through your Service Organization, your Service
     Organization is responsible for ensuring that BFDS receives your redemption request in proper form. If your Service Organization receives Federal
     Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your Service Organization; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your Service Organization's or your own complete wiring instructions. Your Service Organization may charge you separately for this service.

     Certain brokers or other financial institutions may accept redemption orders for Advisor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept redemption orders on behalf of the Funds. For purposes of pricing, a Fund will be deemed to have received a redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the Trusts'
     distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

                                      -78-

     Each Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. Each Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, each Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Advisor Shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

     Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees a Fund charges.

     Involuntary redemptions. If, because of your redemptions, your account balance for any of the Funds falls below a minimum amount set by the
     Trustees (presently $2,000), a Trust may choose to redeem your Advisor
     Shares in the Funds and pay you for them. You will receive at least 30 days' written notice before the Trust redeems your Advisor Shares, and you may purchase additional Advisor Shares at any time to avoid a redemption.
     Each Trust may also redeem Advisor Shares if you own shares of the Funds above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

     Suspension. Each Trust may suspend the right of redemption of a Fund or postpone payment by a Fund during any period when: (1) trading on the
     Exchange is restricted, as determined by the Securities and Exchange
     Commission ("SEC"), or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the
     SEC) exists, making disposal of portfolio investments or determination of a
     Fund's net asset value not reasonably practicable.

     Redemptions in kind. The Trusts do not expect to redeem Advisor Shares in kind under normal circumstances. If a Trust redeems your Advisor Shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. Schroder Capital Funds (Delaware) has agreed to redeem Advisor Shares of Schroder International Alpha Fund and Schroder U.S. Opportunities Fund
     solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets attributable to Advisor Shares during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Schroder Capital Funds (Delaware) may pay any redemption proceeds exceeding this amount for any of these Funds in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash. Schroder Global Series Trust and Schroder Series Trust may pay
     redemption proceeds in any amount with respect to Schroder Emerging Market
     Equity Fund, Schroder International Diversified Value Fund, Schroder North
     American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund,
     Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, Schroder Total
     Return Fixed Income Fund, Schroder Municipal Bond Fund, or Schroder
     Short-Term Municipal Bond Fund in whole or in part by a distribution in kind of liquid securities held by the applicable Fund in lieu of cash.

     General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your
     Schroders

                                      -79-

     client representative or your financial intermediary. Each Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trusts generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

     Redemption fee. Schroder Emerging Market Equity Fund, Schroder
     International Alpha Fund, Schroder International Diversified Value Fund,
     Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap
     Opportunities Fund, and Schroder Strategic Bond Fund each imposes a 2.00%
     redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The purpose of the redemption fee is principally to discourage market timing, and also to help defray costs incurred by a Fund in connection with short-term trading by investors in its shares.

     To the extent that the redemption fee applies, the price you will receive when you redeem your shares of a Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund, or shares redeemed through designated systematic withdrawal plans. The Funds reserve the right to make other exceptions to the application of the redemption fee in the future provided those exceptions are not inconsistent with the overall purpose of the redemption fee policy. The redemption fee does apply to IRAs, and may also apply to shares held in employer-sponsored retirement accounts (such as 401(k), 403(b), Keogh, profit sharing, SIMPLE
     IRA, SEP-IRA and money purchase pension accounts) and shares in retirement plans held in broker omnibus accounts.

     For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made on a first-purchased, first-redeemed basis.

                                      -80-

--------------------------------------------------------------------------------
EXCHANGES

     You can exchange your Advisor Shares of a Fund for Advisor Shares of other funds in the Schroder family of funds at any time at their respective net asset values. An exchange of shares of Schroder Emerging Market Equity
     Fund, Schroder International Diversified Value Fund, Schroder International
     Alpha Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid
     Cap Opportunities Fund, and Schroder Strategic Bond Fund may be subject to a redemption fee of 2.00% as described above under "Redemption Fee" (such that the exchange would be made at net asset value minus any redemption fee). The Trusts would treat the exchange as a sale of your Advisor Shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange
     Advisor Shares, please call (800) 464-3108. (From outside the United
     States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The
     Trusts and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension.

                                      -81-

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT ADVISOR SHARES; DISTRIBUTION PLANS

     Each Trust sells Advisor Shares of the Fund at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable Fund. You also receive the full value of your Advisor Shares when you sell them back to the Fund, without any deferred sales charge.

     Distribution plans. Each Fund has adopted a Distribution Plan pursuant to
     Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution and other fees with respect to its
     Advisor Shares. Under the Distribution Plan, a Fund may make payments at an annual rate of up to 0.25% (0.35% for Schroder North American Equity Fund)
     of the average daily net assets attributable to its Advisor Shares to compensate the distributor for distribution services and certain shareholder services with respect to the Fund's Advisor Shares.

     Because the fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of a Fund and may cost you more than paying other types of sales charges.

     In addition, a Fund may pay Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, a Fund's service providers, including
     Schroders, or any of their affiliates, may from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the
     Fund or its shareholders.

                                      -82-

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

     Schroder Enhanced Income Fund, Schroder Total Return Fixed Income Fund,
     Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund
     each declare dividends from net investment income daily and distribute these dividends monthly. Schroder Strategic Bond Fund declares dividends from net investment income and distributes these dividends quarterly.
     Schroder Emerging Market Equity Fund, Schroder International Alpha Fund,
     Schroder International Diversified Value Fund, Schroder North American
     Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and
     Mid Cap Opportunities Fund each declare dividends from net investment income and distribute these dividends annually. All Funds distribute any net investment income and any net realized capital gain at least annually.
     All Funds make distributions from net capital gain after applying any available capital loss carryovers.

     Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

     YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

     o    Reinvest all distributions in additional Advisor Shares of your Fund;

     o    Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Advisor Shares of your Fund;

     o    For each Fund except Schroder North American Equity Fund, receive distributions from net investment income in additional Advisor Shares of your Fund while receiving capital gain distributions in cash; or

     o    Receive all distributions in cash.

     You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Advisor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional
     Fund shares promptly following the period in which the reinvestment occurs.

                                      -83-

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     Excessive trading can hurt Fund performance, operations, and shareholders.
     The Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. Each Fund discourages, and does not accommodate, frequent purchases and redemption of the Fund's shares to the extent Schroders believes that such trading is harmful to a Fund's shareholders, although a Fund will not necessarily prevent all frequent trading in its shares. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). Each Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or
     Schroders believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to a Fund or its shareholders, although the Trusts and Schroders have not established any maximum amount or number of such exchanges that may occur in any period. Each Trust generally expects to inform any persons that their purchase has been rejected within 24 hours. In addition, the Boards of
     Trustees of Schroder Emerging Market Equity Fund, Schroder International
     Alpha Fund, Schroder International Diversified Value Fund, Schroder U.S.
     Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and
     Schroder Strategic Bond Fund have established a 2.00% redemption fee for shares of these Funds held for two months or less from their date of purchase. See "How to Sell Shares -- Redemption Fee" for further information. The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. Each Trust or its distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trust regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trust as having engaged in trades that violate the Trusts' "market timing" policies. Each Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trust or Schroders would do so). Please see the applicable SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Funds or
     Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Funds, or that the Funds or Schroders will be successful in limiting or eliminating such activities.

                                      -84-

--------------------------------------------------------------------------------
PAYMENT OF FEES

     Subject to general review by the Board of Trustees, the Funds may pay
     Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, the Funds' service providers, including Schroders, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to a Fund or its shareholders.

                                      -85-

--------------------------------------------------------------------------------
TAXES

     TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less and gains on the sale of bonds characterized as a market discount sale will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Schroder
     Enhanced Income Fund, Schroder Strategic Bond Fund, Schroder Total Return
     Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term
     Municipal Bond Fund do not expect a significant portion of their distributions to be derived from qualified dividend income.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

     For Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond
     Fund, distributions designated as "exempt-interest dividends" will generally not be subject to federal income tax. Gains realized by a Fund on the sale or exchange of investments the income from which is tax-exempt will be taxable to shareholders. Shareholders of the Funds who receive social security or railroad retirement benefits should consult their tax advisor to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits. In addition, an investment in the Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

     Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

     A Fund's investment in certain debt obligations and derivative contracts may cause the Fund to recognize taxable income in excess of the cash generated by such obligations or contracts. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Internal
     Revenue Code (a "foreign person"), are subject to withholding of U.S.
     federal income tax at a rate of 30% (or lower applicable treaty rate).
     However, under the American Jobs Creation Act of 2004, effective for taxable years of the Funds beginning after December 31, 2004 and before
     January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in

                                      -86-

     excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds.

     Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

     TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in a Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

     FOREIGN TAXES. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's return on those securities would be decreased. Shareholders of Schroders Funds that invest more than 50% of their assets in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of other Schroders funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

     DERIVATIVES. A Fund's use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

     CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a
     summary of certain U.S. federal income tax consequences of investing in the
     Funds. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Funds.

                                      -87-

--------------------------------------------------------------------------------
DISCLOSURES OF FUND PORTFOLIO INFORMATION

     Please see the applicable Fund's SAI for a description of a Fund's policies and procedures regarding the persons to whom the Funds or Schroders may disclose a Fund's portfolio securities positions, and under which circumstances.

                                      -88-

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

     The financial highlights below are intended to help you understand financial performance of each of the Schroder Enhanced Income Fund,
     Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and
     Schroder Short-Term Municipal Bond Fund for the past five years or, if more recent, since their inception. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Advisor Shares of a Fund, assuming reinvestment of all dividends and distributions.

     Financial highlights for the Schroder Total Return Fixed income Fund for the six months ended April 30, 2006 are unaudited. For all periods through the fiscal year ended October 31, 2005, the financial highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accountant to the Funds. The audited financial statements for the Funds and the related independent registered public accountant's report are contained in the Funds' combined Annual Report and are incorporated by reference into each Fund's SAI. The unaudited financial statements for the Schroder Total
     Return Fixed Income Fund are contained in its Semi-Annual Report, and are incorporated by reference into its SAI. Copies of the Annual and
     Semi-Annual Reports may be obtained without charge by writing the Funds at
     P.O. Box 8507, Boston, Massachusetts 02266, or by calling (800) 464-3108.
     The Funds' Annual and the Schroder Total Return Fixed Income Fund's
     Semi-Annual Reports are also available on the following website:
     www.schroderfunds.com.

                                      -89-

     FINANCIAL HIGHLIGHTS

     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

     THROUGH THE PERIOD ENDED OCTOBER 31 (AND THE PERIOD ENDED APRIL 30, 2006
     (UNAUDITED) WITH RESPECT TO THE SCHRODER TOTAL RETURN FIXED INCOME FUND)

                                                 NET REALIZED
                                                      AND                                  DISTRIBUTIONS
                                                  UNREALIZED                                 FROM NET
                                                     GAINS                                     GAIN
                                                  (LOSSES)ON                                    ON
                      NET ASSET         NET      INVESTMENTS                  DIVIDENDS   INVESTMENTS
                       VALUE,      INVESTMENT    AND FOREIGN    TOTAL FROM    FROM NET    AND FOREIGN      DISTRIBUTIONS
                    BEGINNING OF     INCOME       CURRENCY      INVESTMENT   INVESTMENT     CURRENCY       FROM RETURN
                       PERIOD        (LOSS)     TRANSACTIONS    OPERATIONS     INCOME     TRANSACTIONS      OF CAPITAL
                    ------------   ----------   -------------   ----------   ----------   --------------   -------------

     ENHANCED
     INCOME FUND
     2005(b)           $10.00        $ 0.23         $(0.04)        $0.19       $(0.23)        $   --            $--
     TOTAL RETURN
     FIXED INCOME
     FUND*
     2006(c)           $ 9.85        $ 0.22         $(0.16)        $0.06       $(0.22)        $(0.02)           $--
     2005(b)            10.00          0.28          (0.15)         0.13        (0.28)            --             --
     MUNICIPAL
     BOND FUND
     2005              $10.11        $ 0.34         $(0.14)        $0.20       $(0.34)        $   --            $--
     2004(d)            10.00          0.21           0.11          0.32        (0.21)            --             --
     SHORT-TERM
     MUNICIPAL
     BOND FUND
     2005              $ 9.97        $ 0.27         $(0.05)        $0.22       $(0.27)        $   --            $--
     2004(d)            10.00          0.13          (0.03)         0.10        (0.13)            --             --

*    Schroder U.S. Core Fixed Income Fund was renamed Schroder Total Return
     Fixed Income Fund effective May 15, 2006.

(a)  Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. Total return calculations for a period of less than one year are not annualized.

(b)  Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(c)  For the six months ended April 30, 2006 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(d)  Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

                                      -90-

                                                                                         RATIO OF NET
                                                                                          INVESTMENT
                                                                             RATIO OF      RATIO OF        INCOME
                                                                           EXPENSES TO   EXPENSES TO       (LOSS)
                                                                           AVERAGE NET   AVERAGE NET     TO AVERAGE
                                                                              ASSETS        ASSETS       NET ASSETS
                                                                            (INCLUDING    (EXCLUDING     (INCLUDING
                                                             NET ASSETS,     WAIVERS,      WAIVERS,       WAIVERS,
                                     NET ASSET                  END OF      REIMBURSE-    REIMBURSE-     REIMBURSE-    PORTFOLIO
                         TOTAL      VALUE, END     TOTAL        PERIOD     MENTS AND       MENTS AND      MENTS AND    TURNOVER
                    DISTRIBUTIONS    OF PERIOD   RETURN(a)      (000)        OFFSETS)      OFFSETS)       OFFSETS)        RATE
                    -------------   ----------   ---------   -----------   -----------   ------------   ------------   ---------

     ENHANCED
     INCOME FUND
     2005(b)            $(0.23)       $ 9.96        1.96%       $1,029         0.65%         1.07%          2.69%          61%
     TOTAL RETURN
     FIXED INCOME
     FUND*
     2006(c)            $(0.24)       $ 9.67        0.59%       $1,109         0.65%         2.35%          4.52%          97%
     2005(b)             (0.28)         9.85        1.30         1,013         0.65          3.30           3.35          571
     MUNICIPAL
     BOND FUND
     2005               $(0.34)       $ 9.97        1.99%       $8,375         0.80%         1.18%          3.52%          27%
     2004(d)             (0.21)        10.11        3.21         1,888         0.80          1.64           2.49           46
     SHORT-TERM
     MUNICIPAL
     BOND FUND
     2005               $(0.27)       $ 9.92        2.21%       $3,112         0.80%         1.10%          2.80%          36%
     2004(d)             (0.13)         9.97        1.05         1,320         0.80          1.44           1.68           17

                                      -91-

--------------------------------------------------------------------------------
USA PATRIOT ACT

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a
     Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                                      -92-

                               INVESTMENT MANAGER
                Schroder Investment Management North America Inc.
                                875 Third Avenue
                            New York, New York 10022

                             INVESTMENT SUB-ADVISER
    SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER INTERNATIONAL ALPHA FUND,
 SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND, SCHRODER NORTH AMERICAN EQUITY
                     FUND, AND SCHRODER STRATEGIC BOND FUND
              Schroder Investment Management North America Limited
                                31 Gresham Street
                                 London EC2V 7QA

                                  ADMINISTRATOR
 SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
  FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, SCHRODER ENHANCED
 INCOME FUND, SCHRODER STRATEGIC BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME
FUND, SCHRODER MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  ADMINISTRATOR
                       SCHRODER NORTH AMERICAN EQUITY FUND
                          Schroder Fund Advisors, Inc.
                                875 Third Avenue
                            New York, New York 10022

                                SUB-ADMINISTRATOR
   SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER NORTH AMERICAN EQUITY FUND, AND
                        SCHRODER U.S. OPPORTUNITIES FUND
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                    CUSTODIAN
                             J.P. Morgan Chase Bank
                                 270 Park Avenue
                            New York, New York 10017

                                   DISTRIBUTOR
                           Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                               Two Heritage Drive
                        North Quincy, Massachusetts 02171

                                     COUNSEL
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                               Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

SCHRODER CAPITAL FUNDS (DELAWARE)
Schroder International Alpha Fund
Schroder U.S. Opportunities Fund

SCHRODER SERIES TRUST
Schroder Emerging Market Equity Fund
Schroder International Diversified Value Fund
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder Enhanced Income Fund
Schroder Strategic Bond Fund
Schroder Total Return Fixed Income Fund
Schroder Municipal Bond Fund
Schroder Short-Term Municipal Bond Fund

SCHRODER GLOBAL SERIES TRUST
Schroder North American Equity Fund

Schroder Emerging Market Equity Fund, Schroder International Diversified Value
Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic
Bond Fund have a combined SAI which includes additional information about the
Funds. Each of Schroder International Alpha Fund, Schroder North American Equity
Fund, Schroder U.S. Opportunities Fund, Schroder Enhanced Income Fund, Schroder
Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder
Short-Term Municipal Bond Fund has a separate SAI and annual and semi-annual reports to shareholders which contain additional information about the applicable Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the
Funds' performance during their last fiscal year. The SAIs, the financial statements included in the Funds' most recent annual reports to shareholders, and the unaudited financial statements included in the Schroder Total Return
Fixed Income Fund's most recent semi-annual report to shareholders, are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Funds, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617)
483-5000 and ask to speak with a representative of the Schroder Mutual Funds.
The Funds' SAIs and annual and semi-annual reports are also available on the following website: www.schroderfunds.com.

You may review and copy information about each Fund, including its SAI, at the
Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about each Fund on the Commission's Internet site at www.sec.gov.
You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C.
20549-0102. You may need to refer to the Trusts' file number under the
Investment Company Act, which are: Schroder Capital Funds (Delaware): 811-1911;
Schroder Series Trust: 811-7840; and Schroder Global Series Trust: 811-21364.

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST
875 Third Avenue
New York, New York 10022
(800) 464-3108

File No. 811-1911 -- Schroder Capital Funds (Delaware)
File No. 811-7840 -- Schroder Series Trust
File No. 811-21364 -- Schroder Global Series Trust

                                                   Filed pursuant to Rule 497(e)
                                    under the Securities Act of 1933, as amended
                                               Registration File No.: 333-105659

                          SCHRODER GLOBAL SERIES TRUST

                       Schroder North American Equity Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                 INVESTOR SHARES

                                 AUGUST 30, 2006

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for the
Fund, as amended or supplemented from time to time. This SAI relates to the
Fund's Investor Shares. A separate SAI dated August 30, 2006 relates to the
Fund's Advisor Shares. Investor Shares and Advisor Shares of the Fund are
offered through separate prospectuses each dated August 30, 2006 (each, a
"Prospectus," and together, the "Prospectuses"), as amended or supplemented from time to time. This SAI contains information which may be useful to investors but which is not included in the Prospectuses. Investors may obtain free copies of the Prospectuses by calling the Fund at (800) 464-3108. From outside the United
States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative. The Fund is a series of Schroder Global Series Trust.

Certain disclosure has been incorporated by reference into this SAI from the
Fund's most recent annual report. For a free copy of the annual report, please call (800) 464-3108.

TRUST HISTORY..................................................................2
FUND CLASSIFICATION............................................................2
CAPITALIZATION AND SHARE CLASSES...............................................2
ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS

                       SCHRODER NORTH AMERICAN EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

Schroder Global Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 27, 2003.
The Trust's Amended and Restated Agreement and Declaration of Trust (the
"Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder North
American Equity Fund (the "Fund") is the only publicly offered series of shares currently comprising the Trust. Schroder Investment Management North America
Inc. ("Schroders") serves as investment adviser to the Fund. Schroder Investment
Management North America Limited ("SIMNA Ltd."), an affiliate of Schroders, serves as sub-adviser to the Fund responsible for day-to-day portfolio management.

FUND CLASSIFICATION

The Fund is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company
Act"). This means that with respect to 75% of the Fund's total assets, (i) the
Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. government securities or securities of other investment companies) and (ii) the Fund may not invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (this limitation does not apply to investments in U.S. government securities or securities of other investment companies). The Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The shares of the Fund described in this SAI are currently divided into two classes, Investor Shares and Advisor Shares. Each class of shares is offered through a separate Prospectus and SAI. Unlike Investor Shares,
Advisor Shares are currently subject to distribution fees, so that the performance of the Fund's Investor Shares will normally be more favorable than the that of the of the Fund's Advisor Shares over the same time period.
Generally, expenses and liabilities particular to a class of the Fund, such as distribution fees applicable only to Advisor Shares, are allocated only to that class. Expenses and liabilities not related to a particular class are allocated in relation to the respective net asset value of each class, or on such other basis as the Trustees may in their discretion consider fair and equitable to each class. The Fund may suspend the sale of shares at any time.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for the Fund would be voted upon by shareholders of the Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by Trustees, and if

                                        2

the Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class of shares. Because Investor and
Advisor Shares are subject to different expenses, the Fund's dividends and other distributions will normally differ between the two classes.

ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

EQUITY SECURITIES. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

Equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in the Fund may at times decrease instead of increase.

The Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Smaller Company Equity Securities. Companies with small market capitalizations may involve greater risk than is usually associated with larger, more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation.
However, companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general.
Therefore, to the extent the Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.

Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to holders of other stocks such as common stocks, dividends at a specified rate and a fixed share of proceeds resulting from a liquidation of the company. Preferred stock, unlike common stock, generally has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be "cumulative" or
"non-cumulative." "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid to preferred stockholders before dividends can be paid on the issuer's common stock. Preferred stock may be "participating"
stock, which means that it may be entitled to a dividend that exceeds the stated
dividend in certain cases.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

A company's preferred stock generally pays a dividend only after the company makes required payments to holders of its bonds and other debt. In addition, the rights of preferred stock on distribution of a company's assets in the event of a liquidation are generally subordinate to the rights of holders of the company's bonds or other creditors. As a result, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of

                                        3

small companies may be more vulnerable to adverse developments than those of larger companies.

DERIVATIVES. Certain of the instruments in which the Fund may invest, such as futures contracts, options, swaps, and forward contracts, are considered to be
"derivatives." Derivatives are financial instruments whose value depends upon, or derives from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included in the Prospectus or elsewhere in this SAI. The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates.
Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The Fund may also engage in derivative transactions involving foreign currencies. See "Foreign Currency
Transactions."

OPTIONS. The Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

Call options. The Fund may write call options on its portfolio securities for various purposes, including without limitation to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. The Fund may write covered call options or uncovered call options. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When the Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund's exposure on such an option is theoretically unlimited.

In return for the premium received when it writes a call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The
Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale
(exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to realize a profit on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security or protect a security from being called in an unexpected market rise.

Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security.
Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

                                        4

Covered put options. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may also purchase put and call options to enhance its current return.
The Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. The Fund may purchase and sell options on foreign securities if in SIMNA Ltd.'s opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S.
securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that SIMNA Ltd. will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of SIMNA Ltd. to forecast market and interest rate movements correctly.

                                        5

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will enter into an option position only if SIMNA Ltd. believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when SIMNA Ltd. believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Schroders or SIMNA Ltd. may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

As described below, the Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the
Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options.
Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options
Clearing Corporation.

Government regulations, particularly the requirements for qualification as a regulated investment company (a "RIC") under the United States Internal Revenue
Code of 1986, as amended (the "Code"), may also restrict the Fund's use of options.

FUTURES CONTRACTS. The Fund will not enter into a futures contract or option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by the Fund for open option positions, less the amount by which any such options are "in the money,"
would exceed 5% of the Fund's net assets (or such other limit permitted by applicable regulatory authority). Depending upon the change in the value of the underlying security or index when the Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange
Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position --
it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Fund's Valuation Committee, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or the
Valuation Committee.

                                        6

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears in SIMNA Ltd.'s judgment economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainty than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the
Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by the Fund of futures contracts on securities is subject to
SIMNA Ltd.'s ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if the Fund has hedged against the possibility of a market decline which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series.
There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

                                        7

Index Futures Contracts and Options. The Fund may invest in securities index futures contracts, and in related options. An index futures contract is a contract to buy or sell units of a specified securities index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index.

Depending on the change in the value of the index between the time when the Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York
Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $184 on that future date, the Fund will gain
$400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose
$200 (100 units x loss of $2).

The Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge the Fund's investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in SIMNA Ltd.'s judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

                                        8

The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The
Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

The Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as
"initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value.
The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the
Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in

                                        9

such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the
Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of the Fund's securities which are the subject of a hedge. SIMNA Ltd. will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to SIMNA Ltd.'s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the
Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by SIMNA Ltd.
may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which the Fund may invest
(including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Fund will engage in such transactions at any time or from time to time. The Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

                                       10

CANADIAN INVESTMENTS AND OTHER NON-U.S. INVESTMENTS. The Fund may invest in securities principally traded in foreign markets. Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities held by the Fund may be denominated in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United
States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the
Fund will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging."

When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the
U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

                                       11

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the
Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in SIMNA
Ltd.'s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell.
They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

                                       12

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders
(usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission, such as the New York
Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges.
Such options will be purchased or written only when SIMNA Ltd. believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

                                       13

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions
(less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference
(the "spread") between prices at which they buy and sell various currencies.
Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus and this SAI, the Fund may employ other investment practices and may be subject to additional risks, which are described below.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other investment grade short-term debt obligations.
Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. SIMNA Ltd. will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate. There is no limit on the amount of the Fund's assets that may be invested in repurchase agreements. To the extent that the Fund has invested a substantial portion of its assets in repurchase agreements, the Fund's investment return on such assets, and potentially the
Fund's ability to achieve its investment objectives, will depend on the counterparties' willingness and ability to perform their obligations under the repurchase agreements.

LOANS OF FUND PORTFOLIO SECURITIES. The Fund may lend its portfolio securities in order to earn additional income, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

                                       14

Before the Fund enters into a loan, SIMNA Ltd. will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

TEMPORARY DEFENSIVE STRATEGIES. As described in the Prospectus, SIMNA Ltd. may at times judge that conditions in the securities markets make pursuing the
Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in investment grade debt securities, cash, or money market instruments to any extent SIMNA
Ltd. considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies, and the Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed with respect to the Fund without approval by the holders of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act), the Fund will not:

FUNDAMENTAL POLICIES:

1.    As to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the
      Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

2.    As to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;
      provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

3.    Invest 25% or more of the value of its total assets in any one industry.

4.    Borrow money, except to the extent permitted by applicable law from time to time.

      Note: The Investment Company Act currently prohibits a mutual fund from borrowing money unless, generally, the ratio that the total assets of the fund, including any amounts borrowed (less the fund's liabilities other than the amount of any borrowings), bears to the amounts borrowed is at least 300%.

5.    Purchase or sell real estate (provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein).

                                       15

6.    Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S.
      Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan).

7.    Invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

8.    Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws).

9.    Issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

      Note: The Investment Company Act currently prohibits a mutual fund from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 4 above).

                              --------------------

It is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the
Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

As a matter of non-fundamental policy, the Fund may not purchase securities when outstanding borrowings of money exceed 5% of the Fund's total assets.

The Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund. In addition, as a non-fundamental policy, the Fund will not invest in other companies for the purpose of exercising control of those companies.

All percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth above) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if the Fund ceases to maintain the 300% asset coverage ratio described above in the Note following restriction 4, it will take steps to restore that asset coverage ratio within three days thereafter (excluding
Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

The Investment Company Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67%
or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                                       16

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the Commission on Form N-CSR and Form N-Q, the Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis. The Fund normally makes such filings on or shortly after the sixtieth day following the end of a fiscal quarter. The Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Fund's semi-annual and annual reports. The Fund does not deliver its complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at
www.sec.gov and on the Schroders website at www.schroderfunds.com.

Policies and Procedures. The Schroder Funds have adopted policies and procedures with respect to disclosure of the Fund's portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund's portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders, SIMNA Ltd., nor the Fund receives any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Fund with the SEC. In each instance of such advance disclosure, a determination will have been made by
Schroders or SIMNA Ltd., as applicable, that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the nonpublic information. The
Fund currently discloses nonpublic portfolio holdings information only to recipients who have agreed with Schroders or SIMNA Ltd., as applicable, to keep such information confidential. In the future, where Schroders or SIMNA Ltd., as applicable, does not believe that the risk of disclosure is material, the Fund may disclose information to recipients who do not have an independent duty not to disclose the nonpublic information and are not party to a confidentiality agreement. Any inappropriate use of such information by the recipient could be harmful to the Fund and its shareholders. The Fund has no ongoing arrangements to make available nonpublic portfolio holdings information, except as described in the procedures below. Nonpublic portfolio holdings information is disclosed by a Fund's portfolio management team, except in cases where the information is disclosed by other personnel or agents of the Fund, as described below. The following list describes the circumstances in which the Fund discloses its portfolio holdings to selected third parties:

Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility.
Portfolio managers may also release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

Schroders. In its capacity as adviser to the Fund, certain Schroders personnel and personnel of its affiliates, including SIMNA Ltd., the Fund's sub-adviser and Schroder Fund Advisors, Inc., the Fund's administrator, that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings. Affiliates of Schroders (including SIMNA Ltd.) with access to portfolio holdings information are provided with training on the Trust's policies and procedures regarding disclosure of portfolio holdings information and the Trust's Chief Compliance Officer reports to the Trustees regarding compliance by such affiliates.

                                       17

External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the Fund's third-party administrators and fund accounting agents, pricing services, and the custodian have daily access to all Fund portfolio holdings. Portfolio holdings information is provided on an ongoing basis to the
Fund's sub-administrator, SEI Investments Global Funds Services.
PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, receives portfolio holdings information yearly in connection with the
Fund's audit. Schroders utilizes the services of Institutional Shareholder
Services ("ISS") to assist with proxy voting. ISS receives full Fund portfolio holdings on a monthly basis for the Funds for which it provides services.

Ranking/Rating Agencies. Morningstar, Lipper, Thomson and Bloomberg receive the
Funds' full portfolio holdings no earlier than 60 calendar days following the end of each calendar quarter.

Certain approved recipients of portfolio holdings information are listed in the policies and procedures with respect to the disclosure of the Fund's portfolio holdings approved by the Board of Trustees of the Trust. Any addition to the list of approved recipients of portfolio holdings information included in such procedures (whether on an ongoing or a one-time basis) requires approval by the
President and Chief Compliance Officer of the Trust based on a review of: (i)
the type of Fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the period, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Fund; (vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure;
(viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of the Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the
Trust's business. Subject to such policies as the Trustees may determine,
Schroders provides investment advisory services to the Fund and, subject to the control of the Trustees, also manages the Fund's other affairs and business.
Subject to oversight of the Trustees and the direction and control of Schroders,
SIMNA Ltd. serves as sub-adviser to the Fund and, in this capacity, furnishes a continuing investment program for the Fund and makes day-to-day investment decisions on its behalf. See "Advisory Agreements" below.

The names, addresses and ages of the Trustees and executive officers of the
Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated
positions until his or her resignation or removal.

                             DISINTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust
(each, a "Disinterested Trustee").

                                       18

---------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                             POSITION(S)    TERM OF OFFICE         PRINCIPAL           FUND COMPLEX       OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS OF     HELD WITH     AND LENGTH OF     OCCUPATION(S) DURING      OVERSEEN BY    OUTSIDE OF THE SCHRODERS
   DISINTERESTED TRUSTEE        TRUST        TIME SERVED          PAST 5 YEARS            TRUSTEE            FUND COMPLEX
---------------------------------------------------------------------------------------------------------------------------------

John I. Howell, 89           Trustee       Indefinite        Trustee of the Trust,          11         American Life Insurance
875 Third Avenue, 22nd Fl.                 Since July 2003   Schroder Capital                          Co. of New York; United
New York, NY 10022                                           Funds (Delaware) and                      States Life Insurance
                                                             Schroder Series                           Co. of the City of New
                                                             Trust; Private                            York; First SunAmerica
                                                             Consultant, Indian                        Life Insurance Co.
                                                             Rock Corporation
                                                             (individual
                                                             accounting).
---------------------------------------------------------------------------------------------------------------------------------

Peter S. Knight, 55          Trustee       Indefinite        Trustee of the Trust,          11         Medicis; PAR
875 Third Avenue, 22nd Fl.                 Since July 2003   Schroder Capital                          Pharmaceuticals; Entremed
New York, NY 10022                                           Funds (Delaware) and
                                                             Schroder Series
                                                             Trust; Director,
                                                             Schroder Japanese
                                                             Long/Short Fund;
                                                             Director, Schroder
                                                             Credit Renaissance
                                                             Fund, LP; Director,
                                                             Schroder Alternative
                                                             Strategies Fund;
                                                             President, Generation
                                                             Investment Management
                                                             U.S.  Formerly:
                                                             Managing Director,
                                                             MetWest Financial
                                                             (financial services);
                                                             President, Sage
                                                             Venture Partners
                                                             (investing); and
                                                             Partner, Wunder,
                                                             Knight, Forscey &
                                                             DeVierno (law firm).
---------------------------------------------------------------------------------------------------------------------------------

Clarence F. Michalis, 84     Trustee       Indefinite        Trustee of the Trust,          11                   None
875 Third Avenue, 22nd Fl.                 Since July 2003   Schroder Capital
New York, NY 10022                                           Funds (Delaware) and
                                                             Schroder Series
                                                             Trust.  Retired.
                                                             Formerly:  Chairman
                                                             of the Board of
                                                             Directors, Josiah
                                                             Macy, Jr., Foundation.
---------------------------------------------------------------------------------------------------------------------------------

James D. Vaughn, 61          Trustee       Indefinite        Trustee and Chairman           11          AMG National Trust Bank
875 Third Avenue, 22nd Fl.                 Since December    of the Audit
New York, NY 10022                         2003              Committee of the
                                                             Trust, Schroder
                                                             Capital Funds
                                                             (Delaware) and
                                                             Schroder Series
                                                             Trust.  Retired.
                                                             Formerly:   Managing
                                                             Partner, Deloitte &
                                                             Touche USA,
                                                             LLP-Denver.
---------------------------------------------------------------------------------------------------------------------------------

                                       19

                               INTERESTED TRUSTEE

The following table sets forth certain information concerning a Trustee who is an "interested person" (as defined in the Investment Company Act) of the Trust
(an "Interested Trustee").

---------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                             POSITION(S)   TERM OF OFFICE           PRINCIPAL          FUND COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     AND LENGTH OF     OCCUPATION(S) DURING      OVERSEEN BY     OTHER DIRECTORSHIPS HELD
    INTERESTED TRUSTEE          TRUST        TIME SERVED          PAST 5 YEARS            TRUSTEE              BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

Catherine A. Mazza, 46*      Trustee       Indefinite        Trustee of the Trust;           1                    None
875 Third Avenue, 22nd Fl.                 Since July        Senior Vice President,
New York, NY 10022                         2003              Schroders; President
                                                             and Director, Schroder
                                                             Fund Advisors Inc.
                                                             Formerly, President
                                                             and Chief Executive
                                                             Officer, Schroder
                                                             Capital Funds
                                                             (Delaware) and
                                                             Schroder Series Trust.
---------------------------------------------------------------------------------------------------------------------------------

* Ms. Mazza is an Interested Trustee due to her status as an officer and employee of Schroders and its affiliates.

                                    OFFICERS

The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.

---------------------------------------------------------------------------------------------------------------------------------
   NAME, AGE AND ADDRESS     POSITION(S) HELD WITH          TERM OF OFFICE               PRINCIPAL OCCUPATION(S)
        OF OFFICER                   TRUST            AND LENGTH OF TIME SERVED            DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------

Mark A. Hemenetz, 49         President and           Indefinite                    Chief Operating Officer, Director
875 Third Avenue, 22nd Fl.   Principal Executive     Since 2004                    and Executive Vice President,
New York, NY 1002            Officer                                               Schroders; Chairman and Director,
                                                                                   Schroder Fund Advisors Inc.;
                                                                                   President and Principal Executive
                                                                                   Officer, Schroder Capital Funds
                                                                                   (Delaware) and Schroder Series
                                                                                   Trust. Formerly, Executive Vice
                                                                                   President and Director of
                                                                                   Investment Management, Bank of New
                                                                                   York.
---------------------------------------------------------------------------------------------------------------------------------

Alan M. Mandel, 48           Treasurer and Chief     Indefinite                    First Vice President, Schroders;
875 Third Avenue, 22ndFl.    Financial Officer       Since May 2003                Chief Operating Officer, Treasurer
New York, NY 10022                                                                 and Director, Schroder Fund
                                                                                   Advisors Inc.; Treasurer and Chief
                                                                                   Financial Officer, Schroder
                                                                                   Capital Funds (Delaware) and
                                                                                   Schroder Series Trust.
---------------------------------------------------------------------------------------------------------------------------------

Carin F. Muhlbaum, 44        Executive Vice          Indefinite                    Senior Vice President, General
875 Third Avenue, 22nd Fl.   President and Clerk     Since May 2003                Counsel, and Chief Administrative
New York, NY 10022                                                                 Officer, Schroders; Director,
                                                                                   Senior Vice President, Secretary
                                                                                   and General Counsel, Schroder Fund
                                                                                   Advisors Inc.; Executive Vice
                                                                                   President and Secretary/Clerk,
                                                                                   Schroder Capital Funds (Delaware)
                                                                                   and Schroder Series Trust.
---------------------------------------------------------------------------------------------------------------------------------

Stephen M. DeTore, 54        Chief Compliance        Indefinite                    Chief Compliance Officer, Schroder
875 Third Avenue, 22nd Fl.   Officer                 Since June 2005               Capital Funds (Delaware) and
New York, NY 10022                                                                 Schroder Series Trust; Director
                                                                                   and Senior Vice President,
                                                                                   Schroder Fund Advisors, Inc.,
                                                                                   Senior Vice President, Director
                                                                                   and Chief Compliance Officer,
                                                                                   Schroders.  Formerly, Deputy
                                                                                   General Counsel, Gabelli Asset
                                                                                   Management, Inc.; Associate General Counsel,
                                                                                   Gabelli Asset Management, Inc.;
---------------------------------------------------------------------------------------------------------------------------------

                                       20

---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Assistant Director, Office of Examination
                                                                                   Support, U.S. Securities and Exchange Commission.
---------------------------------------------------------------------------------------------------------------------------------
Angel Lanier, 43             Assistant Secretary     Indefinite                    Assistant Vice President,
875 Third Avenue, 22nd Fl.                           Since 2005                    Schroders; Assistant Vice
New York, NY 10022                                                                 President, Schroder Fund Advisors
                                                                                   Inc.; Assistant Secretary of
                                                                                   Schroder Capital Funds (Delaware)
                                                                                   and Schroder Series Trust.
                                                                                   Formerly, Associate, Schroders.
---------------------------------------------------------------------------------------------------------------------------------

                              CERTAIN AFFILIATIONS

The following table lists the positions held by the Trust's officers and any
Interested Trustees with affiliated persons or principal underwriters of the
Trust:

--------------------------------------------------------------------------------
                                             POSITIONS HELD WITH
                                            AFFILIATED PERSONS OR
                                            PRINCIPAL UNDERWRITERS
             NAME                                OF THE TRUST
--------------------------------------------------------------------------------
Catherine A. Mazza            Trustee of the Trust; Senior Vice President,
                              Schroders; President and Director, Schroder Fund
                              Advisors Inc.
--------------------------------------------------------------------------------
Mark A. Hemenetz              President and Principal Executive Officer of the
                              Trust, Schroder Capital Funds (Delaware) and
                              Schroder Series Trust; Chief Operating Officer,
                              Director and Executive Vice President, Schroders;
                              Chairman and Director, Schroder Fund Advisors Inc.
--------------------------------------------------------------------------------
Alan M. Mandel                First Vice President, Schroders; Chief Operating
                              Officer, Treasurer and Director, Schroder Fund
                              Advisors Inc.; Treasurer and Chief Financial
                              Officer, Schroder Capital Funds (Delaware),
                              Schroder Series Trust and the Trust.
--------------------------------------------------------------------------------
Carin F. Muhlbaum             Senior Vice President, General Counsel, and Chief
                              Administrative Officer, Schroders; Director,
                              Senior Vice President, Secretary and General
                              Counsel, Schroder Fund Advisors Inc.; Executive
                              Vice President and Secretary/Clerk, Schroder
                              Capital Funds (Delaware), Schroder Series Trust
                              and the Trust.
--------------------------------------------------------------------------------
Stephen M. DeTore             Senior Vice President, Director and Chief
                              Compliance Officer, Schroders; Director and
                              Senior Vice President, Schroder Fund Advisors,
                              Inc.; Chief Compliance Officer, Schroder Capital
                              Funds (Delaware), Schroder Series Trust and the
                              Trust.
--------------------------------------------------------------------------------
Angel Lanier                  Assistant Vice President, Schroders; Assistant
                              Vice President, Schroder Fund Advisors Inc.;
                              Assistant Secretary, Schroder Capital Funds
                              (Delaware), Schroder Series Trust and the Trust.
--------------------------------------------------------------------------------

                       COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Howell, Knight, Michalis and Vaughn). The
Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent registered public accountants for the
Fund and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the accounting firm on

                                       21

behalf of the Fund, and considers other services provided by the accounting firm to the Fund and Schroder and its affiliates and the possible effect of those services on the independence of the accounting firm. The Audit Committee met four times during the fiscal year ended October 31, 2005.

Nominating Committee. All of the Disinterested Trustees (Messrs. Howell, Knight,
Michalis and Vaughn) serve as a Nominating Committee of the Board of Trustees responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the
Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2005.

                              SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the
Trust's family of investment companies, as of December 31, 2005:

--------------------------------------------------------------------------------
                                                    AGGREGATE DOLLAR RANGE OF
                                                              EQUITY
                                                   SECURITIES IN ALL REGISTERED
                        DOLLAR RANGE OF EQUITY    INVESTMENT COMPANIES OVERSEEN
                            SECURITIES IN            BY TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE                FUND                 INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
                       Ranges:                     Ranges:
                             None                        None
                             $1-$10,000                  $1-$10,000
                             $10,001-$50,000             $10,001-$50,000
                             $50,001-$100,000            $50,001-$100,000
                             Over $100,000               Over $100,000
--------------------------------------------------------------------------------
   DISINTERESTED
      TRUSTEES
--------------------------------------------------------------------------------
John I. Howell                   None                    $10,001-$50,000
--------------------------------------------------------------------------------
Peter S. Knight                  None                          None
--------------------------------------------------------------------------------
Clarence F. Michalis             None                     Over $100,000
--------------------------------------------------------------------------------
James D. Vaughn                  None                     Over $100,000
--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------
Catherine A. Mazza               None                     Over $100,000
--------------------------------------------------------------------------------

* For these purposes, the Trust, Schroder Capital Funds (Delaware) and Schroder
Series Trust are considered part of the same "Family of Investment Companies."

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person
(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2005:

                                       22

--------------------------------------------------------------------------------------------
                       NAME OF OWNERS
                            AND
                       RELATIONSHIPS                                VALUE OF     PERCENT OF
  NAME OF TRUSTEE        TO TRUSTEE     COMPANY   TITLE OF CLASS   SECURITIES       CLASS
--------------------------------------------------------------------------------------------

John I. Howell              N/A           N/A           N/A            N/A          N/A
--------------------------------------------------------------------------------------------
Peter S. Knight             N/A           N/A           N/A            N/A          N/A
--------------------------------------------------------------------------------------------
Clarence F. Michalis        N/A           N/A           N/A            N/A          N/A
--------------------------------------------------------------------------------------------
James D. Vaughn             N/A           N/A           N/A            N/A          N/A
--------------------------------------------------------------------------------------------

                             TRUSTEES' COMPENSATION

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an
Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth information regarding compensation received by
Trustees from the Trust and the "Fund Complex" for the fiscal year ended October
31, 2005. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates).

-----------------------------------------------------------------------------
                             AGGREGATE
                            COMPENSATION   TOTAL COMPENSATION FROM TRUST AND
     NAME OF TRUSTEE         FROM TRUST      FUND COMPLEX PAID TO TRUSTEES*
-----------------------------------------------------------------------------
John I. Howell                $11,805                    $20,080
-----------------------------------------------------------------------------
Peter S. Knight               $10,235                    $17,750
-----------------------------------------------------------------------------
Clarence F. Michalis          $11.805                    $20,080
-----------------------------------------------------------------------------
James D. Vaughn               $11,805                    $20,000
-----------------------------------------------------------------------------

* The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds
(Delaware) and Schroder Series Trust. The Trust, Schroder Capital Funds
(Delaware) and Schroder Series Trust are considered part of the same "Fund
Complex" for these purposes.

The Trust's Declaration of Trust provides that the Trust will indemnify its
Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Trust, except if it is determined in the manner specified in the Declaration of
Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust's Declaration of Trust provides that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the
Trustee is an "audit committee financial expert." The Trust bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in

                                       23

connection with litigation or formal or informal investigations in which they may become involved because of their services as Trustees, except to the extent prohibited by the Declaration of Trust. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

Schroders (together with its predecessors) has served as the investment adviser for the Fund since its inception. Schroders is a wholly owned subsidiary of
Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings
Inc. (or their predecessors) have been investment managers since 1927. Schroder
U.S. Holdings Inc. is a wholly owned subsidiary of Schroder International
Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of December
31, 2005, had under management assets of approximately $201 billion. Schroders'
address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

SIMNA Ltd., an affiliate of Schroders, serves as sub-adviser to the Fund. SIMNA
Ltd. is a wholly owned subsidiary of Schroder International Holdings, which is a wholly owned subsidiary of Schroders plc. SIMNA Ltd.'s address is 31 Gresham
St., London EC2V 7QA, United Kingdom.

Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroders.

PORTFOLIO MANAGERS

The portfolio managers primarily responsible for making investment decisions for the Fund are: Justin Abercrombie, Head of Quantitative Equity Products; John
Marsland, Senior Portfolio Manager and Quantitative Analyst; Arnaud Amsellem,
Senior Quantitative Analyst and Portfolio Manager; Stephen Langford, Senior
Quantitative Analyst and Portfolio Manager; David Philpotts, Senior Quantitative
Analyst and Portfolio Manager; and Kristian Brock, Quantitative Analyst and
Portfolio Manager.

Other Accounts Managed. The following table shows information regarding other accounts managed by the portfolio managers of the Fund, as of October 31, 2005:

-------------------------------------------------------------------------------------------------------
                                                                                      TOTAL ASSETS IN
                                                                NUMBER OF ACCOUNTS    ACCOUNTS WHERE
                                                                WHERE ADVISORY FEE    ADVISORY FEE IS
                                            TOTAL ASSETS IN     IS BASED ON           BASED ON ACCOUNT
                       NUMBER OF ACCOUNTS   ACCOUNTS            ACCOUNT PERFORMANCE   PERFORMANCE
-------------------------------------------------------------------------------------------------------

JUSTIN
ABERCROMBIE
-------------------------------------------------------------------------------------------------------
Registered                    None                None                None                  None
Investment
Companies
-------------------------------------------------------------------------------------------------------
Other Pooled                   3             $1.524 billion            1                 $5 million
Investment
Vehicles
-------------------------------------------------------------------------------------------------------
Other Accounts                 3              $385 million             1                $152 million
-------------------------------------------------------------------------------------------------------
ARNAUD
AMSELLEM
-------------------------------------------------------------------------------------------------------
Registered                   None                 None                None                 None
Investment
-------------------------------------------------------------------------------------------------------

                                       24

-------------------------------------------------------------------------------------------------------
Companies
-------------------------------------------------------------------------------------------------------
Other Pooled                   2              $101 million             None                 None
Investment
Vehicles
-------------------------------------------------------------------------------------------------------
Other Accounts                None                None                 None                 None
-------------------------------------------------------------------------------------------------------
STEPHEN LANGFORD
-------------------------------------------------------------------------------------------------------
Registered                    None                None                 None                 None
Investment
Companies
-------------------------------------------------------------------------------------------------------
Other Pooled                   2              $800 million               1              $144 million
Investment
Vehicles
-------------------------------------------------------------------------------------------------------
Other Accounts                 1              $150 million               1              $150 million
-------------------------------------------------------------------------------------------------------
DAVID PHILPOTTS
-------------------------------------------------------------------------------------------------------
Registered                    None                None                 None                 None
Investment
Companies
-------------------------------------------------------------------------------------------------------
Other Pooled                   1               $19 million             None                 None
Investment
Vehicles
-------------------------------------------------------------------------------------------------------
Other Accounts                None                None                 None                 None
-------------------------------------------------------------------------------------------------------
KRISTIAN BROCK
-------------------------------------------------------------------------------------------------------
Registered                    None                None                 None                 None
Investment
Companies
-------------------------------------------------------------------------------------------------------
Other Pooled                  None                None                 None                 None
Investment
Vehicles
-------------------------------------------------------------------------------------------------------
Other Accounts                 1              $124 million             None                 None
-------------------------------------------------------------------------------------------------------
JAMES LARKMAN
-------------------------------------------------------------------------------------------------------
Registered                    None                None                 None                 None
Investment
Companies
-------------------------------------------------------------------------------------------------------
Other Pooled                  None                None                 None                 None
Investment
Vehicles
-------------------------------------------------------------------------------------------------------
Other Accounts                 2               $85 million             None                 None
-------------------------------------------------------------------------------------------------------
JOHN MARSLAND
-------------------------------------------------------------------------------------------------------
Registered                    None                None                 None                 None
Investment
Companies
-------------------------------------------------------------------------------------------------------
Other Pooled                  None                None                 None                 None
Investment
Vehicles
-------------------------------------------------------------------------------------------------------
Other Accounts                 1               $146 million            None                 None
-------------------------------------------------------------------------------------------------------

Material Conflicts of Interest. Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account.

                                       25

In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investments to these accounts. Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. See
"Brokerage Allocation and Other Practices" for more information about this process.

The structure of each portfolio manager's compensation may give rise to potential conflicts of interest. Each portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund's portfolio managers are paid in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of
Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager's bonus is based in part on performance. Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team"
maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks over one and three year periods, the level of funds under management and the level of performance fees generated. Performance is evaluated for each quarter, year and since inception of the Fund. Mr. Abercrombie and Mr. Langford's compensation for certain other accounts they manage is based upon account performance. Mr. Ansellem, Mr. Philpotts, Mr. Brock, and Mr. Larkman's
compensation for all other accounts they manage is not based upon account performance.

Schroders also reviews "softer" factors such as leadership, innovation, teamwork, passion and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

                                       26

Ownership of Securities. As of October 31, 2005, none of the portfolio managers owned any shares of the Fund. The portfolio managers are not residents of the
United States. It is not necessarily advantageous in light of tax and other considerations for non-U.S. residents to invest in U.S.-registered mutual funds.

ADVISORY AGREEMENTS

Investment Advisory Agreement. Under an Investment Advisory Agreement (the
"Advisory Agreement") between the Trust, on behalf of the Fund, and Schroders,
Schroders, at its expense, provides the Fund with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Fund. The Board of Trustees of the
Trust re-approved the Investment Advisory Agreement on May 10, 2005.

Under the Advisory Agreement, Schroders is required to continuously furnish the
Fund an investment program consistent with the investment objective and policies of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's
Declaration of Trust and By-laws, and of the Investment Company Act, and to the
Fund's investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.
As compensation for services provided to the Fund pursuant to the Advisory
Agreement, Schroders is entitled to receive from the Trust a fee, computed and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets.

Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trust. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.
Schroders pays the Trust's office rent.

Under the Advisory Agreement, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses;
accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Advisory Agreement provides that Schroders shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Advisory Agreement may be terminated as to the Fund without penalty by vote of the Trustees, by the shareholders of the Fund, or by Schroders, on 60 days'
written notice. The Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Advisory Agreement may be amended only by a vote of the

                                       27

shareholders of the Fund, and the Advisory Agreement provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually by vote of either the
Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a
"majority of the outstanding voting securities" as defined in the Investment
Company Act.

Investment Subadvisory Agreement. The Board of Trustees of the Trust has
approved arrangements whereby Schroders would retain Schroder Investment
Management North America Limited ("SIMNA Ltd.") to serve as sub-adviser to the
Fund. In connection therewith, on May 10, 2005, the Board of Trustees of the
Trust re-approved an Investment Subadvisory Agreement (the "Subadvisory
Agreement") between Schroders, SIMNA Ltd. and the Trust on behalf of the Fund.

Under the Subadvisory Agreement, subject to the oversight of the Board and the direction and control of Schroders, SIMNA Ltd. will be required to provide on behalf of the Fund the portfolio management services required of Schroders under the Fund's Advisory Agreement. Accordingly, SIMNA Ltd. will be required to continuously furnish the Fund investment programs consistent with the investment objectives and policies of the Fund, and determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the
Investment Company Act, and to the Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the
Trustees may from time to time establish.

For the services rendered by SIMNA Ltd., Schroders (and not the Trust or the
Fund) pays to SIMNA Ltd. a monthly fee in an amount equal to fifty percent (50%)
of all fees actually paid by the Trust to Schroders for such period under the
Fund's Advisory Agreement, provided that SIMNA Ltd.'s fee for any period is reduced such that SIMNA Ltd. bears fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the
Fund for such period. Prior to March 1, 2006, Schroders paid to SIMNA Ltd. a monthly fee in an amount equal to twenty-five (25%) of all fees actually paid by the Trust to Schroders for such period under the Fund's Advisory Agreement, provided that SIMNA Ltd.'s fee for any period was reduced such that SIMNA Ltd.
bore twenty-five (25%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period.

The Subadvisory Agreement provides that SIMNA Ltd. shall not be subject to any liability for any error of judgment or for any loss suffered by the Trust or
Schroders in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Subadvisory Agreement may be terminated without penalty (i) by vote of the
Trustees as to the Fund or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund on 60 days'
written notice to SIMNA Ltd., (ii) by Schroders on 60 days' written notice to
SIMNA Ltd. or (iii) by SIMNA Ltd. on 60 days' written notice to Schroders and the Trust. The Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment. The Subadvisory Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the Investment Company Act.

Recent Investment Advisory Fees. For its fiscal years ended October 31, 2005
(which was a six month period), April 30, 2005 and April 30, 2004, pursuant to the Advisory Agreement, the Fund paid a fee of $1,385,283, $2,187,815 and
$1,326,687 respectively to Schroders (the Fund's fiscal year end was changed from April 30 to October 31 on May 1, 2005). For its fiscal years ended October
31, 2005 (which was a six month period), April 30, 2005 and April 30, 2004, pursuant to the Subadvisory Agreement, Schroders paid a fee of $346,321,
$546,954 and $331,672 respectively to SIMNA Ltd.

                                       28

ADMINISTRATIVE SERVICES

On behalf of the Fund, the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc.
provides management and administrative services necessary for the operation of the Fund, including: (1) preparation of shareholder reports and communications;
(2) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions; and (3)
general supervision of the operation of the Fund, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc.
is a wholly-owned subsidiary of Schroders and is a registered broker-dealer organized to act as administrator and distributor of mutual funds. The administration agreement is terminable with respect to the Fund without penalty, at any time, by the Trustees upon 60 days written notice to Schroder Fund
Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days written notice to the Trust. For its services, Schroder Fund Advisors Inc. receives no compensation. Effective January 28, 2005, SEI Investments Global Funds Services
("SEI") serves as sub-administrator to the Fund. The Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Fund's average daily net assets up to $1 billion and 0.005% of the Fund's average daily net assets over $1 billion. Prior to January 28, 2005, J.P. Morgan Investor Services
Co. ("Morgan") served as sub-administrator to the Fund and received a fee from the Fund for its services as follows: for Fund Administration services, Morgan was paid a monthly fee based on an annual rate of $24,000 plus 0.0035 of 1% of the Fund's first $1 billion in average daily net assets, plus 0.0020 of 1% of the Fund's average daily net assets in excess of $1 billion. For Fund Accounting services, Morgan was paid a monthly fee based on an annual rate of $30,000 plus
0.0040 of 1% of the Fund's first $1 billion in average daily net assets, plus
0.0030 of 1% of the Fund's average daily net assets in excess of $1 billion.

For the fiscal years ended October 31, 2005 (which was a six month period),
April 30, 2005 and April 30, 2004 the Fund paid sub-administration and accounting fees of $67,115, $104,780 and $80,224 respectively.

DISTRIBUTOR

Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc.
(the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New York 10022,
serves as the distributor for the Fund's continually offered shares. The
Distributor pays all of its own expenses in performing its obligations under the
Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for
ownership information regarding the Distributor.

BROKERAGE ALLOCATION AND OTHER PRACTICES

ALLOCATION. Schroders may deem the purchase or sale of a security to be in the best interests of the Fund as well as other clients of Schroders. In such cases,
Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, such transactions will be allocated among the clients in a manner believed by Schroders to be fair and equitable and consistent with its fiduciary obligations to each client at an average price and commission. Orders are normally allocated on a pro rata basis.

BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Schroders may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those

                                       29

in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Schroders places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best execution, Schroders considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroders receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroders and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because Schroders and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended
(the "Securities Exchange Act"), and by the Advisory Agreement, Schroders may
cause the Fund to pay a broker that provides brokerage and research services to
Schroders an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroders' authority to cause the
Fund to pay any such greater commissions is also subject to such policies as the
Trustees may adopt from time to time.

SIMNA Ltd., in its capacity as subadviser to the Fund, observes substantially the same allocation and brokerage and research policies and practices as those observed by Schroders described above.

The following table shows the aggregate brokerage commissions paid for the three most recent fiscal years with respect to the Fund. Information shown below for the fiscal year ended October 31, 2005 is for the six-month period ended October
31, 2005.

-------------------------------------------------------------------------------------------
                         Brokerage
                     Commissions Paid
                    During Fiscal Year    Brokerage Commissions     Brokerage Commissions
                     Ended October 31,   Paid During Fiscal Year   Paid During Fiscal Year
      Fund                 2005           Ended April 30, 2005      Ended April 30, 2004
-------------------------------------------------------------------------------------------

North American
Equity Fund              $324,742              $1,153,400                 $526,554
-------------------------------------------------------------------------------------------

                                       30

The following table shows information regarding Fund transactions placed with brokers and dealers during the fiscal year ended October 31, 2005, identified as having been executed on the basis of research and other services provided by the broker or dealer.

--------------------------------------------------------------------------------
                                                          Commissions Paid
                             Total Dollar Value of         With Respect to
           Fund                Such Transactions          Such Transactions
--------------------------------------------------------------------------------
North American Equity Fund           None                       None
--------------------------------------------------------------------------------

OTHER PRACTICES. Schroders and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Fund. The hedge funds' trading methodologies are generally different than those of the Fund and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange")
(normally 4:00 p.m., Eastern time) on each day that the Exchange is open for trading.

The Trustees have established procedures for the valuation of the Fund's securities, which are summarized below.

Equities listed or traded on a domestic or foreign stock exchange for which last sale information is regularly reported are valued at their last reported sale prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. In the case of securities traded primarily on the
National Association of Securities Dealers' Automated Quotation System
("NASDAQ"), the NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors. If the Official Closing Price is not available, such securities will be valued as described above for exchange-traded securities.

Except as noted below with regard to below investment grade debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade debt instruments ("high yield debt") will ordinarily be valued at prices supplied by the Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers; provided, however, that if the bid-asked spread exceeds five points, then that security will be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, a form of fair valuation, unless
Schroders believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

                                       31

Options on indices or exchange-traded fund (ETF) shares shall be valued at the mid-market price reported as of the close of the Chicago Board of Options
Exchange. Options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price (the average of the last reported bid and asked prices). Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price (the average of the most recently reported bid and asked prices).

All assets and liabilities of the Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities
(or, when such prices for such securities are not available - for example, on a day when bond markets are closed - based on other factors that may be indicative of the securities' values).

If any securities held by the Funds are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New
York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then the Fair Value Committee of the Trust will consider whether it is appropriate to value these securities at their fair values.

                                       32

The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Fund and with a share (to the extent the Trust has issued shares in one or more other series) of the general liabilities of the
Trust. Expenses with respect to any two classes of the Fund may be allocated in proportion to the net asset values of the classes except where allocations of direct expenses can otherwise be fairly made to a specific class.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund has no arrangements with any person to permit frequent purchases and redemptions of the Fund's shares.

TAXES

The following discussion of U.S. federal income tax consequences is based on the
Internal Revenue Code of 1986, as amended ("the Code"), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. It does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

U.K. RESIDENT PENSION SCHEMES. The U.S. withholding tax imposed on dividends paid by the Fund (as described below under "Taxes - Non-U.S. Shareholders") to investors that are U.K. resident pension schemes may be eliminated pursuant to the U.S.-U.K. tax treaty currently in effect. To benefit from the U.S.
withholding tax exemption under the treaty, a U.K. resident pension scheme must, among other requirements, be considered both a "pension scheme" and a "qualified person" as defined in the treaty and must be considered to "derive" the dividend within the meaning of the treaty. Consult your tax advisor to determine eligibility for treaty benefits.

The remainder of this discussion provides information generally about the U.S.
federal income tax consequences of investing in the Fund, including, without limitation, consequences for taxable U.S. and non-U.S. shareholders.

TAXATION OF THE FUND. The Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the
Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, the
Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

In order to qualify as a RIC the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other

                                       33

securities limited generally with respect to any one issuer to not more than 5%
of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than the U.S. Government or other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -
generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. The Fund intends to make such distributions.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004
(the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii)
that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund does not qualify for taxation as a RIC for any taxable year, the
Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October,
November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

TAXABLE DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that the Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, "qualified dividend income"
received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some

                                       34

portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the
Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or
(4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United
States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United
States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the
Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10%
and 15% rate brackets - for taxable years beginning before January 1, 2011.

TRANSACTIONS IN FUND SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon such a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares.
In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions from the Fund of long-term capital gain with respect to the shares during the six-month period. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition.
In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

FOREIGN INVESTMENTS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations of the foreign currency concerned.

                                       35

With respect to investment income and gains received by the Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, the Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, in "passive foreign investment companies" could subject the Fund to U.S.
federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a
"qualified electing fund."

Because it is not anticipated that more than 50% of the value of the Fund's total assets at the close of its taxable year will consist of stocks or securities of foreign corporations, the Fund will not be able to elect to permit its shareholders to claim a credit or deduction on their income tax returns for taxes paid by the Fund to foreign countries.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the
Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

BACKUP WITHHOLDING. The Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the
Fund with your correct taxpayer identification number (normally your Social
Security number), or if you are otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends)
paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004
Act, effective for taxable years of a fund beginning after December 31, 2004 and before January 1,

                                       36

2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S.
person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from
U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (an "interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (a "short-term capital gain dividend"). A fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, capital gain dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the
United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating
183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Trust, as of February 22, 2006, no person owned beneficially or of record 5% or more of the outstanding shares of the Fund, other than as set forth on Appendix A to this SAI. As investment advisor to such persons, Schroders, SIMNA Ltd. or their affiliates may have the power to vote and dispose of such shares.

To the knowledge of the Trust, as of February 22, 2006 the Trustees of the Trust
and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

                                       37

CUSTODIAN

JP Morgan Chase Bank, 270 Park Avenue, New York, New York, is the custodian of the assets of the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the
Fund or decide which securities the Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts
02171, is the Trust's registrar, transfer agent and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, provides audit services and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia,
Pennsylvania 19103.

CODE OF ETHICS

Schroders and Schroder Fund Advisors Inc., the Trust's distributor, have each adopted a Code of Ethics. The Trust, Schroder Capital Funds (Delaware) and
Schroder Series Trust have adopted a combined Code of Ethics and SIMNA Ltd. has adopted a Code of Ethics, pursuant to the requirements of Rule 17j-1 of the
Investment Company Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics have been filed as exhibits to the Trust's Registration Statement.

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624,
serves as counsel to the Trust.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated authority and responsibility to vote any proxies related to voting securities held by the Fund to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of
Schroders' proxy voting policies and procedures is attached as Appendix B to this SAI. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (800) 464-3108 and on the Securities and Exchange Commission website at http://www.sec.gov.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's
Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

                                       38

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm, Financial
Highlights, and Financial Statements in respect of the Fund are included in the
Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2005 under Rule 30d-1 of the Investment Company Act, filed electronically with the
Securities and Exchange Commission on January 5, 2006 in the Fund's Report on
Form N-CSR for the period ending October 31, 2005 (File No. 811-21364; Accession
No. 0000935069-06-000054). The Report, Financial Highlights and Financial
Statements referred to above are incorporated by reference into this SAI.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (800) 464-3108 and on the Securities and Exchange Commission website at http://www.sec.gov.

                                       39

                                                                [LOGO] SCHRODERS

                                   APPENDIX A

                          HOLDERS OF OUTSTANDING SHARES

To the knowledge of the Trust, as of February 22, 2006 no person owned of record, or was known to the Trust to own beneficially, 5% or more of the outstanding shares of the Fund, except as set forth below. These include omnibus accounts that hold shares on behalf of several shareholders.

Investor Shares:

Record or Beneficial Owner      Number of Shares Owned     Percentage of
                                                         Outstanding Shares
                                                               Owned

Egger & Co.                        53,141,404.6790             43.04%
FBO P 57861
c/o JP Morgan Chase Bank
Attn:  Mutual Funds Unit
14201 Dallas Parkway
Dallas, TX 75254-2916
(Record Owner)

Egger & Co.                        57,113,236.7180             46.26%
FBO P 84079
c/o JP Morgan Chase Bank
Attn:  Mutual Funds Unit
14201 Dallas Parkway
Dallas, TX 75254-2916
(Record Owner)

State Street Nominees Limited       7,703,209.0190             6.24%
FBO Nottinghamshire County
Council
A/C 2CM5
525 Ferry Road
Edinburgh EH5 2AW
(Record Owner)

                                       A-1

                                                                [LOGO] SCHRODERS

                                   APPENDIX B

                         SCHRODER INVESTMENT MANAGEMENT

                           GLOBAL CORPORATE GOVERNANCE
                                 POLICY SYNOPSIS

We believe that companies, which are well governed and operate in a responsible and sustainable way, should have the culture and transparent mechanisms in place to support their long-term health and shareholder value. Good corporate governance establishes a framework that facilitates both this and the agency relationship that exists between shareholders and a company's management.

SCHRODERS' APPROACH

As an active manager, we adopt an integrated approach to investment, which combines the skills of fund managers, analysts and dedicated corporate governance specialists in a focussed, individual approach to companies.
Decisions to invest in or sell a share are made on the basis of shareholder value and risk and, in making such decisions, corporate governance is one of the range of issues that is taken into account.

Our assessment of the companies in which we invest is based on a reasoned and pragmatic approach. This recognises that companies, whether in different markets or in terms of size or industry, do not all conform to a single structure and, as a result, their approach to issues and the proposals or resolutions that they bring forward, may not always be 'standard'.

While it is not our role or intention to get involved in the micro-management of companies, it is our role to monitor the stewardship of the underlying assets and operations that make up our investments. A considered policy on corporate governance and proxy voting is, therefore, an integral part of our approach to protecting our clients' long-term interests and the value of the investments made on their behalf.

PROXY VOTING

Voting rights represent one of the most tangible forms of engagement with companies. At their most significant, these can affect the structure, development and future of a company. More commonly, they highlight perceived issues and shareholder concerns to management. In addition, they also routinely provide shareholder endorsement for management.

We recognise our responsibility to make considered use of voting rights that are an integral part of the assets that we manage. We therefore evaluate

                                       B-1

                                                                [LOGO] SCHRODERS

voting issues on investments and, where we have the authority to do so, vote on them in line with our fiduciary responsibilities, in what we deem to be the long-term financial interests of our clients.

We normally support the management of companies in which we invest in routine, non-controversial matters e.g. the election of directors or the approval of distributions and dividends. We will, however, withhold support or oppose management if we believe that it is in the best long-term interests of our clients to do so. Where we believe that significant issues exist or issues remain unresolved after discussions with management we may also, if appropriate, take action in addition to voting; for example, through attendance and participation at shareholder meetings.

OPERATIONAL ARRANGEMENTS

At an operational level corporate governance and proxy voting is overseen by a
Committee of investment professionals and other officers working with corporate governance specialists, investment analysts, and others. Their role is threefold
(i) to monitor and advise on specific corporate governance issues (ii) to ensure compliance with our corporate governance and proxy voting policies and (iii) to review those policies.

The Corporate Governance Team report to the Committee, and have responsibility for assessing Annual and Extraordinary General Meeting resolutions of the companies in which we invest. Other relevant members of our research and fund management teams are engaged in the process when addressing controversial issues or issues which could potentially damage shareholder value. With corporate governance integrated into the overall investment process, rather than being dealt with as a separate function, the focus is on ensuring that voting rights are used to enhance and protect the long-term interests and value of our investments.

By way of example, in assessing voting issues the following are indicative of the types of proposal that would give rise to concern and, consequently, would generally be opposed:

o   Any proposal materially reducing shareholders' rights or damaging to shareholders' interests.

o   Proposals to allow unlimited capital authorisations or blank cheque preferred stock.

o   The disapplication of pre-emption rights in breach of recognised market guidelines or, in any case, an overall limit of 10%.

o   Non-preemptive issues at a discount of more than 5% to the prevailing market price.

                                       B-2

                                                                [LOGO] SCHRODERS

o   Proposals to raise capital from the public markets using different classes of share that, in particular, do not feature one vote for each share.

o   The creation or continuation of poison pill arrangements, take-over defences or other equivalent arrangements.

o   The discharge or indemnification of the Board or Management where we are aware of outstanding issues.

o   The introduction of classified or staggered boards or any other move away from annual re-election of directors.

o   The appointment or re-appointment of any director where that individual's appointment would lead to an unacceptable proportion of non-independent directors on the Board or on a board sub-committee.

o   Proposals on elements of directors' remuneration that are excessive relative to comparable companies in the industry.

o   Incentive plan proposals that are not structured in line with market best practice in relation to performance linkage, pricing or dilution.

o   The appointment or re-appointment of auditors where there are significant concerns about their suitability.

o   Any proposals to include auditors in directors and officers liability insurance or otherwise indemnify them.

SIM NA will normally vote all proxies unless there is insufficient information with which to make a decision or where market conventions make it onerous or expensive to vote compared with the benefits of doing so. Regular reports are made available to clients on the use made of voting rights.

                   -------------------------------------------

Supplementary briefing notes, available on request, include:

1.  Global Corporate Governance Principles

2.  Non-executive Director Independence

3.  Investment Company Governance

                                       B-3

                                                                [LOGO] SCHRODERS

                  SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA

           POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS OF
            INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth SIM NA's policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of
1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically,
Rule 206(4)-6 requires that SIM NA:

o   Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients; and

o   Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how SIM NA voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

o   Disclose their proxy voting policies and procedures in their registration statements; and

o   Annually, file with the SEC and make available to shareholders their actual proxy voting.

PROXY VOTING GENERAL PRINCIPLES

SIM NA will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by SIM NA (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The
Committee

                                       C-4

                                                                [LOGO] SCHRODERS

meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, SIM NA generally adheres to the Global
Corporate Governance Policy (the "Policy"), as revised from time to time. The
Policy, which has been developed by Schroders' Global Corporate Governance Team and approved by the SIM NA Proxy Committee, sets forth SIM NA's positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy
Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

SIM NA uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS's primary function with respect to SIM NA is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although SIM NA may consider ISS's and others' recommendations on proxy issues, SIM NA bears ultimate responsibility for proxy voting decisions.

SIM NA may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of SIM NA's clients and the interests of SIM NA and/or its employees.
SIM NA is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

o   Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with SIM NA;

                                       C-5

                                                                [LOGO] SCHRODERS

o   A proponent of a proxy proposal has a client relationship with SIM NA;

o   A proponent of a proxy proposal has a business relationship with SIM NA;

o   SIM NA has business relationships with participants in proxy contests, corporate directors or director candidates.

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If SIM NA receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The
Team will determine whether a proposal is material as follows:

o   Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

o   Non-Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Team determines that neither SIM NA nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose,
    "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, SIM NA will address matters involving such conflicts of interest as follows:

      A.  if a proposal is addressed by the Policy, SIM NA will vote in accordance with such Policy;

      B.  if SIM NA believes it is in the best interests of clients to depart from the Policy, SIM NA will be subject to the requirements of C or D below, as applicable;

      C.  if the proxy proposal is (1) not addressed by the Policy or (2)
          requires a case-by-case determination, SIM NA may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against SIM NA's own interest in the matter

                                       C-6

                                                                [LOGO] SCHRODERS

          (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

      D.  if the proxy proposal is (1) not addressed by the Policy or (2)
          requires a case-by-case determination, and SIM NA believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then SIM NA must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation;
          (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by SIM NA; or (c) obtain approval of the decision from the Chief Compliance Officer and the
          Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING

The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the
Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the
Head of Equities.

SIM NA will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written)
from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

ADDITIONAL REPORTS AND DISCLOSURES FOR THE SCHRODER FUNDS

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by SIM NA, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule
30b1-4:

For  each matter on which a fund is entitled to vote:

      o   Name of the issuer of the security;

      o   Exchange ticker symbol;

      o   CUSIP number, if available;

      o   Shareholder meeting date;

      o   Brief summary of the matter voted upon;

      o   Source of the proposal, i.e., issuer or shareholder;

                                       C-7

                                                                [LOGO] SCHRODERS

      o   Whether the fund voted on the matter;

      o   How the fund voted; and

      o   Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds'
actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

30 July 2003

                                       C-8

                                                   Filed pursuant to Rule 497(e)
                                    under the Securities Act of 1933, as amended
                                               Registration File No.: 333-105659

                          SCHRODER GLOBAL SERIES TRUST

                       Schroder North American Equity Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                 ADVISOR SHARES

                                 AUGUST 30, 2006

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for the
Fund, as amended or supplemented from time to time. This SAI relates to the
Fund's Advisor Shares. A separate SAI dated August 30, 2006 relates to the
Fund's Investor Shares. Investor Shares and Advisor Shares of the Fund are
offered through separate prospectuses each dated August 30, 2006 (each, a
"Prospectus," and together, the "Prospectuses"), as amended or supplemented from time to time. This SAI contains information which may be useful to investors but which is not included in the Prospectuses. Investors may obtain free copies of the Prospectuses by calling the Fund at (800) 464-3108. From outside the United
States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative. The Fund is a series of Schroder Global Series Trust.

Certain disclosure has been incorporated by reference into this SAI from the
Fund's most recent annual report. For a free copy of the annual report, please call (800) 464-3108.

TRUST HISTORY..................................................................2
FUND CLASSIFICATION............................................................2
CAPITALIZATION AND SHARE CLASSES...............................................2
ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS

                       SCHRODER NORTH AMERICAN EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

Schroder Global Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 27, 2003.
The Trust's Amended and Restated Agreement and Declaration of Trust (the
"Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder North
American Equity Fund (the "Fund") is the only series of shares currently comprising the Trust. Schroder Investment Management North America Inc.
("Schroders") serves as investment adviser to the Fund. Schroder Investment
Management North America Limited ("SIMNA Ltd."), an affiliate of Schroders, serves as sub-adviser to the Fund responsible for day-to-day portfolio management.

FUND CLASSIFICATION

The Fund is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company
Act"). This means that with respect to 75% of the Fund's total assets, (i) the
Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies) and (ii) the Fund may not invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (this limitation does not apply to investment in U.S. Government securities or securities of other investment companies). The Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The shares of the Fund described in this SAI are currently divided into two classes, Investor Shares and Advisor Shares. Each class of shares is offered through a separate Prospectus and SAI. Unlike Investor Shares,
Advisor Shares are currently subject to distribution fees, so that the performance of the Fund's Investor Shares will normally be more favorable than that of the Fund's Advisor Shares over the same time period. Generally, expenses and liabilities particular to a class of the Fund, such as distribution fees applicable only to Advisor Shares, are allocated only to that class. Expenses and liabilities not related to a particular class are allocated in relation to the respective net asset value of each class, or on such other basis as the
Trustees may in their discretion consider fair and equitable to each class. The
Fund may suspend the sale of shares at any time.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for the Fund would be voted upon by shareholders of the Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by Trustees, and if

                                        2

the Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class of shares. Because Investor and
Advisor Shares are subject to different expenses, the Fund's dividends and other distributions will normally differ between the two classes.

ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

EQUITY SECURITIES. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

Equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in the Fund may at times decrease instead of increase.

Smaller Company Equity Securities. Companies with small market capitalizations may involve greater risk than is usually associated with larger, more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation.
However, companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general.
Therefore, to the extent the Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.

Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to holders of other stocks such as common stocks, dividends at a specified rate and a fixed share of proceeds resulting from a liquidation of the company. Preferred stock, unlike common stock, generally has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be "cumulative" or
"non-cumulative." "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid to preferred stockholders before dividends can be paid on the issuer's common stock. Preferred stock may be "participating"
stock, which means that it may be entitled to a dividend that exceeds the stated
dividend in certain cases.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

A company's preferred stock generally pays a dividend only after the company makes required payments to holders of its bonds and other debt. In addition, the rights of preferred stock on distribution of a company's assets in the event of a liquidation are generally subordinate to the rights of holders of the company's bonds or other creditors. As a result, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of small companies may be more vulnerable to adverse developments than those of larger companies.

DERIVATIVES. The Fund may invest in futures contracts, options, swaps, and forward contracts, which are considered to be "derivatives." Derivatives are financial instruments

                                        3

whose value depends upon, or derives from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included in the Prospectus or elsewhere in this SAI. The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The Fund may also engage in derivative transactions involving foreign currencies. See "Foreign Currency
Transactions."

OPTIONS. The Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

Call options. The Fund may write call options on its portfolio securities for various purposes, including without limitation to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. The Fund may write covered call options or uncovered call options. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When the Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund's exposure on such an option is theoretically unlimited.

In return for the premium received when it writes a call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The
Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale
(exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to realize a profit on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security or protect a security from being called in an unexpected market rise.

Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security.
Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and

                                        4

high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may also purchase put and call options to enhance its current return.
The Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. The Fund may purchase and sell options on foreign securities if in SIMNA Ltd.'s opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S.
securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that SIMNA Ltd. will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of SIMNA Ltd. to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will enter into an option position only if SIMNA Ltd. believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter

                                        5

into a closing transaction to close out an option position. As a result, the
Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when SIMNA Ltd. believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Schroders or SIMNA Ltd. may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

As described below, the Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the
Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options.
Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options
Clearing Corporation.

Government regulations, particularly the requirements for qualification as a regulated investment company (a "RIC") under the United States Internal Revenue
Code of 1986, as amended (the "Code"), may also restrict the Fund's use of options.

FUTURES CONTRACTS. The Fund will not enter into a futures contract or option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by the Fund for open option positions, less the amount by which any such options are "in the money,"
would exceed 5% of the Fund's net assets (or such other limit permitted by applicable regulatory authority). All such futures and related options will, as may be required by applicable law, be traded on recognized exchanges. Depending upon the change in the value of the underlying security or index when the Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange
Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position --
it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Fund's Valuation Committee, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or the
Valuation Committee.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears in SIMNA Ltd.'s

                                        6

judgment economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainty than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the
Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by the Fund of futures contracts on securities is subject to
SIMNA Ltd.'s ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if the Fund has hedged against the possibility of a market decline which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series.
There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. The Fund may invest in securities index futures contracts, and in related options. An index futures contract is a contract to buy or sell units of a specified securities index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index.

                                        7

Depending on the change in the value of the index between the time when the Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York
Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $184 on that future date, the Fund will gain
$400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose
$200 (100 units x loss of $2).

The Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge the Fund's investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in SIMNA Ltd.'s judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The
Fund may also allow such options to expire unexercised.

                                        8

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

The Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with a futures commission merchant an amount of cash, U.S.
Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin."
The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value.
The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the
Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular

                                        9

option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of the Fund's securities which are the subject of a hedge. SIMNA Ltd. will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to SIMNA Ltd.'s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the
Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by SIMNA Ltd.
may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which the Fund may invest
(including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Fund will engage in such transactions at any time or from time to time. The Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

A Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. As an open-end investment company, registered with the SEC, the Trust is subject to federal securities laws, including the 1940 Act, related rules and various SEC and SEC Staff positions. In accordance with these

                                       10

positions, with respect to certain kinds of derivatives, the Trust must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or Staff-approved measures while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Trust must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value.
With respect to forwards and futures that are contractually required to
"cash-settle," however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust's daily marked-to-market (net) obligation (i.e. the
Trust's daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forward or futures the Trust will have the ability to employ leverage to a greater extent than if the Trust were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. The Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the
SEC and its Staff.

CANADIAN INVESTMENTS. The Fund may invest in securities principally traded in foreign markets. Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities held by the Fund may be denominated in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United
States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the
Fund will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging."

                                       11

When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the
U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the
Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in SIMNA
Ltd.'s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

                                       12

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell.
They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders
(usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission, such as the New York
Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

                                       13

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges.
Such options will be purchased or written only when SIMNA Ltd. believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions
(less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference
(the "spread") between prices at which they buy and sell various currencies.
Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus and this SAI, the Fund may employ other investment practices and may be subject to additional risks, which are described below.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other investment grade short-term debt obligations.
Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. SIMNA Ltd. will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral

                                       14

to the seller's estate. There is no limit on the amount of the Fund's assets that may be invested in repurchase agreements. To the extent that the Fund has invested a substantial portion of its assets in repurchase agreements, the
Fund's investment return on such assets, and potentially the Fund's ability to achieve its investment objectives, will depend on the counterparties'
willingness and ability to perform their obligations under the repurchase agreements.

LOANS OF FUND PORTFOLIO SECURITIES. The Fund may lend its portfolio securities in order to earn additional income, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. While the Fund may loan portfolio securities with an aggregate market value of up to one-third of the
Fund's total assets at any time, entering into securities loans is not a principal strategy of the Fund and the risks arising from lending portfolio securities are not principal risks of investing in the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, SIMNA Ltd. will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

OVER-THE-COUNTER SECURITIES. The Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions. As described below under "Determination of
Net Asset Value," unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. Market quotations may not be readily available for all over-the-counter securities. If the Fund is not able to sell such securities at a price at which the Fund has valued the securities for purposes of calculating its net asset value, the
Fund's net asset value will decrease. The Fund may invest in over-the-counter securities as a non-principal investment strategy when the Fund's sub-adviser believes that such securities offer potential for long-term capital growth.

TEMPORARY DEFENSIVE STRATEGIES. As described in the Prospectus, SIMNA Ltd. may at times judge that conditions in the securities markets make pursuing the
Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in investment grade debt securities, cash, or money market instruments to any extent SIMNA
Ltd. considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies, and the Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

                                       15

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may only be changed with approval by the holders of a majority of the outstanding voting securities of the Fund
(as defined in the Investment Company Act), the Fund will not:

FUNDAMENTAL POLICIES:

1.    As to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the
      Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

2.    As to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;
      provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

3.    Invest 25% or more of the value of its total assets in any one industry.

4.    Borrow money, except to the extent permitted by applicable law from time to time.

      Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio which the value of the assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

5.    Purchase or sell real estate (provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein).

6.    Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S.
      Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan).

7.    Invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

8.    Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws).

9.    Issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

      Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except the extent it is permitted to borrow money (see Note following restriction 4, above).
      A class of securities may be

                                       16

      senior to the Fund's shares of beneficial interest if it provides a preference upon liquidation, preferential dividends, or similar rights.

                                -----------------

It is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the
Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

As a matter of non-fundamental policy, the Fund may not purchase securities when outstanding borrowings of money exceed 5% of the Fund's total assets.

The Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund.

In addition, as a non-fundamental policy, the Fund will not invest in other companies for the purpose of exercising control of those companies.

All percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth above) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if the Fund ceases to maintain the 300% asset coverage ratio described above in the Note following restriction 4, it will take steps to restore that asset coverage ratio within three days thereafter (excluding
Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

The Investment Company Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67%
or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                                       17

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR and Form N-Q, the Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis.
The Fund normally makes such filings on or shortly after the sixtieth day following the end of a fiscal quarter. The Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on
Form N-CSR, to shareholders in the Fund's semi-annual and annual reports. The
Fund does not deliver its complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at www.sec.gov.

Policies and Procedures. The Schroder Funds have adopted policies and procedures with respect to disclosure of the Funds' portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund's portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders, nor SIMNA Ltd., as applicable, nor the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Fund with the SEC. In each instance of such advance disclosure, a determination will have been made by Schroders or SIMNA Ltd., as applicable, that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the nonpublic information. The Funds currently disclose nonpublic portfolio holdings information only to recipients who have agreed in writing with Schroders, or
SIMNA Ltd., as applicable, to keep such information confidential. In some cases, these recipients are subject to a contractual obligation to keep portfolio holdings information confidential, and in other cases they are subject to a contractual obligation to keep information disclosed to them by the Funds confidential. Recipients of nonpublic portfolio holdings information are also subject to legal requirements prohibiting them from trading on material nonpublic information. In the future, where Schroders or SIMNA Ltd., as applicable, does not believe that the risk of disclosure is material, a Fund may disclose information to recipients who do not have an independent duty not to disclose the nonpublic information and are not party to a confidentiality agreement. Any inappropriate use of such information by the recipient could be harmful to the Fund and its shareholders. The Funds have no ongoing arrangements to make available nonpublic portfolio holdings information, except as described in the procedures below. Nonpublic portfolio holdings information is disclosed by a Fund's portfolio management team, except in cases where the information is disclosed by other personnel or agents of the Funds, as described below. The following list describes the circumstances in which the Fund discloses its portfolio holdings to select third parties:

Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility.
Under Schroders' code of ethics, portfolio managers are prohibited from disclosing nonpublic information to third parties. Portfolio managers may release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

                                       18

Schroders. In its capacity as adviser to the Funds, certain Schroders personnel and personnel of its affiliates, SIMNA Ltd. and Schroder Fund Advisors Inc., that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings. Employees of SIMNA Ltd. and Schroder Fund Advisors Inc. with access to portfolio holdings information are provided with training on the
Trust's policies and procedures regarding disclosure of portfolio holdings information. Training is provided by the Schroders compliance department in the applicable jurisdiction, after consultation with Schroders plc's global compliance department located in London. The Trust's Chief Compliance Officer reports to the Trustees regarding compliance by such affiliates.

External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the Fund's third-party administrators and fund accounting agents, pricing services, and the custodian have daily access to all Fund portfolio holdings. Portfolio holdings information is provided on an ongoing basis to the
Fund's sub-administrator, SEI Investments Global Funds Services.
PricewaterhouseCoopers LLP, the Fund's independent public accounting firm, receives portfolio holdings information yearly in connection with the Fund's audit. Schroders utilizes the services of Institutional Shareholder Services
("ISS") to assist with proxy voting. ISS receives full Fund portfolio holdings on a monthly basis for the Funds for which it provides services.

Ranking/Rating Agencies. Morningstar, Lipper, Thomson and Bloomberg receive the
Funds' full portfolio holdings no earlier than 60 calendar days following the end of each calendar quarter.

Certain approved recipients of portfolio holdings information are listed in the policies and procedures with respect to the disclosure of the Fund's portfolio holdings approved by the Board of Trustees of the Trust. Any addition to the list of approved recipients of portfolio holdings information included in such procedures (whether on an ongoing or a one-time basis) requires approval by the
President and Chief Compliance Officer of the Trust based on a review of: (i)
the type of Fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the period, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Fund; (vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure;
(viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of the Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

In general, the Schroder Funds policies and procedures provide that disclosure by Schroders of information about the holdings of client accounts other than the
Funds' accounts is governed by the policies relating to protection of client information pursuant to Regulation S-P. Details about the holdings of any portfolio other than the Fund, however, may provide holdings information that is substantially identical to holdings of the Funds that have not yet been publicly released. To the extent that disclosure of non-Fund portfolios to persons other than those enumerated in the Schroder Funds policies and procedures would provide information substantially identical to the Funds' portfolios, that disclosure is subject to the Schroder Funds policies and procedures.

Nothing in the Schroder Funds policies and procedures prohibits any investment group from providing to a research service provider a coverage list that identifies securities that the investment group follows for research purposes provided that: (i) the list of securities does not

                                       19

consist exclusively of the current portfolio holdings of any Fund; and (ii) no information about actual holdings by any account is included.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the
Trust's business. Subject to such policies as the Trustees may determine,
Schroders provides investment advisory services to the Fund and, subject to the control of the Trustees, also manages the Fund's other affairs and business.
Subject to oversight of the Trustees and the direction and control of Schroders,
SIMNA Ltd. serves as sub-adviser to the Fund and, in this capacity, furnishes a continuing investment program for the Fund and makes day-to-day investment decisions on its behalf.

The names, addresses and ages of the Trustees and executive officers of the
Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated
positions until his or her resignation or removal.

                                       20

                             DISINTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust
(each, a "Disinterested Trustee").

----------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                              TERM OF                                  PORTFOLIOS IN FUND
                            POSITION(S)     OFFICE AND              PRINCIPAL               COMPLEX          OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS OF     HELD WITH       LENGTH OF            OCCUPATION(S)           OVERSEEN BY          OUTSIDE OF THE
  DISINTERESTED TRUSTEE        TRUST        TIME SERVED        DURING PAST 5 YEARS          TRUSTEE        SCHRODERS FUND COMPLEX
----------------------------------------------------------------------------------------------------------------------------------

John I. Howell, 89          Trustee        Indefinite        Trustee of the Trust,             11          American Life
875 Third Avenue, 22nd Fl.                 Since July        Schroder Capital Funds                        Insurance Co. of New
New York, NY 10022                         2003              (Delaware) and Schroder                       York; United States
                                                             Series Trust; Private                         Life Insurance Co. of
                                                             Consultant, Indian Rock                       the City of New York;
                                                             Corporation (individual                       First SunAmerica Life
                                                             accounting).                                  Insurance Co.

----------------------------------------------------------------------------------------------------------------------------------

Peter S. Knight, 55         Trustee        Indefinite        Trustee of the Trust,             11          Medicis; PAR
875 Third Avenue, 22nd Fl.                 Since July        Schroder Capital Funds                        Pharmaceuticals; and
New York, NY 10022                         2003              (Delaware) and Schroder                       Entremed.
                                                             Series Trust; Director,
                                                             Schroder Japanese
                                                             Long/Short Fund;
                                                             Director, Schroder
                                                             Credit Renaissance
                                                             Fund, LP; Director,
                                                             Schroder Alternative
                                                             Strategies Fund;
                                                             President, Generation
                                                             Investment Management
                                                             U.S. Formerly: Managing
                                                             Director, MetWest
                                                             Financial (financial
                                                             services); President,
                                                             Sage Venture Partners
                                                             (investing); and
                                                             Partner, Wunder,
                                                             Knight, Forscey &
                                                             DeVierno (law firm).

----------------------------------------------------------------------------------------------------------------------------------

Clarence F. Michalis, 84    Trustee        Indefinite        Trustee of the Trust,             11                   None
875 Third Avenue, 22nd Fl.                 Since July        Schroder Capital Funds
New York, NY 10022                         2003              (Delaware) and Schroder
                                                             Series Trust. Retired.
                                                             Formerly: Chairman of
                                                             the Board of Directors,
                                                             Josiah Macy, Jr.,
                                                             Foundation.

----------------------------------------------------------------------------------------------------------------------------------

James D. Vaughn, 61         Trustee        Indefinite        Trustee and Chairman of           11            AMG National Trust
875 Third Avenue, 22nd Fl.                 Since             the Audit Committee of                               Company
New York, NY 10022                         December 2003     the Trust, Schroder
                                                             Capital Funds
                                                             (Delaware) and Schroder
                                                             Series Trust. Retired.
                                                             Formerly: Managing
                                                             Partner, Deloitte &
                                                             Touche USA, LLP-Denver.
----------------------------------------------------------------------------------------------------------------------------------

                                       21

                               INTERESTED TRUSTEE

The following table sets forth certain information concerning a Trustee who is an "interested person" (as defined in the Investment Company Act) of the Trust
(an "Interested Trustee").

----------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                              TERM OF                                    PORTFOLIOS IN
                            POSITION(S)     OFFICE AND              PRINCIPAL             FUND COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH       LENGTH OF            OCCUPATION(S)           OVERSEEN BY        OTHER DIRECTORSHIPS
   INTERESTED TRUSTEE          TRUST        TIME SERVED        DURING PAST 5 YEARS          TRUSTEE            HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------

Catherine A. Mazza, 46*     Trustee        Indefinite        Trustee of the Trust;             1                   None
875 Third Avenue, 22nd Fl.                 Since May         Senior Vice President,
New York, NY 10022                         2003              Schroders; President
                                                             and Director, Schroder
                                                             Fund Advisors Inc.
                                                             Formerly, President and
                                                             Chief Executive
                                                             Officer, Schroder
                                                             Capital Funds
                                                             (Delaware) and Schroder
                                                             Series Trust.

----------------------------------------------------------------------------------------------------------------------------------

* Ms. Mazza is an Interested Trustee due to her status as an officer and employee of Schroder Investment Management North America Inc. and its
affiliates.

                                    OFFICERS

The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.

-----------------------------------------------------------------------------------------------------------------------
  NAME, AGE AND ADDRESS      POSITION(S) HELD WITH         TERM OF OFFICE                PRINCIPAL OCCUPATION(S)
        OF OFFICER                   TRUST            AND LENGTH OF TIME SERVED            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------

Mark A. Hemenetz, 49         President and           Indefinite                    Chief Operating Officer, Director
875 Third Avenue, 22nd Fl.   Principal Executive     Since 2004                    and Executive Vice President,
New York, NY 1002            Officer                                               Schroders; Chairman and Director,
                                                                                   Schroder Fund Advisors Inc.;
                                                                                   President and Principal Executive
                                                                                   Officer, Schroder Capital Funds
                                                                                   (Delaware) and Schroder Series
                                                                                   Trust. Formerly, Executive Vice
                                                                                   President and Director of
                                                                                   Investment Management, Bank of New
                                                                                   York.

-----------------------------------------------------------------------------------------------------------------------

Alan M. Mandel, 48           Treasurer and Chief     Indefinite                    First Vice President, Schroders;
875 Third Avenue, 22nd Fl.   Financial Officer       Since May 2003                Chief Operating Officer, Treasurer
New York, NY 10022                                                                 and Director, Schroder Fund
                                                                                   Advisors Inc.; Treasurer and Chief
                                                                                   Financial Officer, Schroder
                                                                                   Capital Funds (Delaware) and
                                                                                   Schroder Series Trust.

-----------------------------------------------------------------------------------------------------------------------

Carin F. Muhlbaum, 44        Executive Vice          Indefinite                    Senior Vice President, General
875 Third Avenue, 22nd Fl.   President and Clerk     Since May 2003                Counsel, and Chief Administrative
New York, NY 10022                                                                 Officer, Schroders; Director,
                                                                                   Senior Vice President, Secretary
                                                                                   and General Counsel, Schroder Fund
                                                                                   Advisors Inc.; Executive Vice
                                                                                   President and Secretary/Clerk,
                                                                                   Schroder Capital Funds (Delaware)
                                                                                   and Schroder Series Trust.

-----------------------------------------------------------------------------------------------------------------------

Stephen M. DeTore, 54        Chief Compliance        Indefinite                    Chief Compliance Officer, Schroder
875 Third Avenue, 22nd Fl.   Officer                 Since June 2005               Capital Funds (Delaware) and
New York, NY 10022                                                                 Schroder Series Trust; Director
                                                                                   and Senior Vice President,
                                                                                   Schroder Fund Advisors, Inc;
                                                                                   Senior Vice President, Director
                                                                                   and Chief Compliance Officer,
                                                                                   Schroders. Formerly, Deputy
                                                                                   General Counsel, Gabelli Asset
                                                                                   Management, Inc.; Associate
                                                                                   General Counsel, Gabelli Asset
                                                                                   Management, Inc.;
-----------------------------------------------------------------------------------------------------------------------

                                       22

-----------------------------------------------------------------------------------------------------------------------

                                                                                   Assistant Director, Office of
                                                                                   Examination Support, U.S.
                                                                                   Securities and Exchange Commission.
-----------------------------------------------------------------------------------------------------------------------
Angel Lanier, 43             Assistant Secretary     Indefinite                    Assistant Vice President,
875 Third Avenue, 22nd Fl.                           Since 2005                    Schroders; Assistant Vice
New York, NY 10022                                                                 President, Schroder Fund Advisors
                                                                                   Inc.; Assistant Secretary of
                                                                                   Schroder Capital Funds (Delaware)
                                                                                   and Schroder Series Trust.
                                                                                   Formerly, Associate, Schroders.
-----------------------------------------------------------------------------------------------------------------------

                              CERTAIN AFFILIATIONS

The following table lists the positions held by the Trust's officers and any
Interested Trustees with affiliated persons or principal underwriters of the
Trust:

--------------------------------------------------------------------------------
                                             POSITIONS HELD WITH
                                            AFFILIATED PERSONS OR
                                           PRINCIPAL UNDERWRITERS
           NAME                                 OF THE TRUST
--------------------------------------------------------------------------------
Catherine A. Mazza           Trustee of the Trust; Senior Vice President,
                             Schroders; President and Director, Schroder Fund
                             Advisors Inc.
--------------------------------------------------------------------------------
Mark A. Hemenetz             President and Principal Executive Officer of the
                             Trust, Schroder Capital Funds (Delaware) and
                             Schroder Series Trust; Chief Operating Officer,
                             Director and Executive Vice President, Schroders;
                             Chairman and Director, Schroder Fund Advisors Inc.
--------------------------------------------------------------------------------
Alan M. Mandel               First Vice President, Schroders; Chief Operating
                             Officer, Treasurer and Director, Schroder Fund
                             Advisors Inc.; Treasurer and Chief Financial
                             Officer, Schroder Capital Funds (Delaware),
                             Schroder Series Trust and the Trust.
--------------------------------------------------------------------------------
Carin F. Muhlbaum            Senior Vice President, General Counsel, and Chief
                             Administrative Officer, Schroders; Director,
                             Senior Vice President, Secretary and General
                             Counsel, Schroder Fund Advisors Inc.; Executive
                             Vice President and Secretary/Clerk, Schroder
                             Capital Funds (Delaware), Schroder Series Trust
                             and the Trust.
--------------------------------------------------------------------------------
Stephen M. DeTore            Senior Vice President and Chief Compliance
                             Officer, Schroders; Director and Senior Vice
                             President, Schroder Fund Advisors, Inc.; Chief
                             Compliance Officer, Schroder Capital Funds
                             (Delaware), Schroder Series Trust and the Trust.
--------------------------------------------------------------------------------
Angel Lanier                 Assistant Vice President, Schroders; Assistant
                             Vice President, Schroder Fund Advisors Inc.;
                             Assistant Secretary, Schroder Capital Funds
                             (Delaware), Schroder Series Trust and the Trust.
--------------------------------------------------------------------------------

                       COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Howell, Knight, Michalis and Vaughn). The
Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent registered public accountants for the
Fund and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund and
Schroder and its affiliates and the possible effect of those services on the independence of

                                       23

those accountants. The Audit Committee met four times during the fiscal year ended October 31, 2005.

Nominating Committee. All of the Disinterested Trustees (Messrs. Howell, Knight,
Michalis and Vaughn) serve as a Nominating Committee of the Board of Trustees responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the
Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2005.

                              SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the
Schroder family of investment companies, as of December 31, 2005:

--------------------------------------------------------------------------------------
                                                           AGGREGATE DOLLAR RANGE OF
                                                                    EQUITY
                                                         SECURITIES IN ALL REGISTERED
                              DOLLAR RANGE OF EQUITY     INVESTMENT COMPANIES OVERSEEN
                                  SECURITIES IN             BY TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE                    FUND                  INVESTMENT COMPANIES*
--------------------------------------------------------------------------------------

                              Ranges:                       Ranges:
                                  None                        None
                                  $1-$10,000                  $1-$10,000
                                  $10,001-$50,000             $10,001-$50,000
                                  $50,001-$100,000            $50,001-$100,000
                                  Over $100,000               Over $100,000
--------------------------------------------------------------------------------------
     DISINTERESTED
       TRUSTEES
--------------------------------------------------------------------------------------
John I. Howell                         None                     $10,001-$50,000
--------------------------------------------------------------------------------------
Peter S. Knight                        None                          None
--------------------------------------------------------------------------------------
Clarence F. Michalis                   None                      Over $100,000
--------------------------------------------------------------------------------------
James D. Vaughn                        None                      Over $100,000
--------------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------------
Catherine A. Mazza                     None                      Over $100,000
--------------------------------------------------------------------------------------

* For these purposes, the Trust, Schroder Capital Funds (Delaware) and Schroder
Series Trust are considered part of the same "Family of Investment Companies."

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person
(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2005:

                                       24

--------------------------------------------------------------------------------------------------------
                               NAME OF
                             OWNERS AND
                            RELATIONSHIPS                                    VALUE OF       PERCENT OF
    NAME OF TRUSTEE          TO TRUSTEE      COMPANY      TITLE OF CLASS    SECURITIES        CLASS
--------------------------------------------------------------------------------------------------------

John I. Howell                   N/A           N/A             N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------
Peter S. Knight                  N/A           N/A             N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------
Clarence F. Michalis             N/A           N/A             N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------
James D. Vaughn                  N/A           N/A             N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------

                             TRUSTEES' COMPENSATION

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an
Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth approximate information regarding compensation received by Trustees from the Trust and the "Fund Complex" for the fiscal year ended October 31, 2005. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates).

--------------------------------------------------------------------------------
                                  AGGREGATE       TOTAL COMPENSATION FROM TRUST
                                COMPENSATION        AND FUND COMPLEX PAID TO
     NAME OF TRUSTEE             FROM TRUST                 TRUSTEES*
--------------------------------------------------------------------------------
John I. Howell                     $11,805                   $20,080
--------------------------------------------------------------------------------
Peter S. Knight                    $10,235                   $17,750
--------------------------------------------------------------------------------
Clarence F. Michalis               $11.805                   $20,080
--------------------------------------------------------------------------------
James D. Vaughn                    $11,805                   $20,000
--------------------------------------------------------------------------------

* The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds
(Delaware) and Schroder Series Trust. The Trust, Schroder Capital Funds
(Delaware) and Schroder Series Trust are considered part of the same "Fund
Complex" for these purposes.

The Trust's Declaration of Trust provides that the Trust will indemnify its
Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Trust, except if it is determined in the manner specified in the Declaration of
Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust's Declaration of Trust provides that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the
Trustee is an "audit committee financial expert." The Trust bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their services as Trustees, except to the extent prohibited by the

                                       25

Declaration of Trust. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

Schroders serves as the investment adviser for the Fund. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder
U.S. Holdings Inc. (or their predecessors) have been investment managers since
1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder
International Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of December 31, 2005, had under management assets of approximately $211 billion.
Schroders' address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

SIMNA Ltd., an affiliate of Schroders, serves as sub-adviser to the Fund. SIMNA
Ltd. is a wholly owned subsidiary of Schroder International Holdings, which is a wholly owned subsidiary of Schroders plc. SIMNA Ltd.'s address is 31 Gresham
St., London EC2V 7QA, United Kingdom.

Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder Investment Management North America Inc.

PORTFOLIO MANAGERS

The portfolio managers primarily responsible for making investment decisions for the Fund are: Justin Abercrombie, Head of Quantitative Equity Products; John
Marsland, Senior Portfolio Manager and Quantitative Analyst; Arnaud Amsellem,
Senior Quantitative Analyst and Portfolio Manager; Stephen Langford, Senior
Quantitative Analyst and Portfolio Manager; David Philpotts, Senior Quantitative
Analyst and Portfolio Manager; Kristian Brock, Quantitative Analyst and
Portfolio Manager; and James Larkman, Quantitative Analyst and Portfolio
Manager.

Other Accounts Managed. The following table shows information regarding other accounts managed by the portfolio managers of the Fund, as of October 31, 2005:

---------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF ACCOUNTS    TOTAL ASSETS IN
                                                                 WHERE ADVISORY FEE    ACCOUNTS WHERE
                                                                 IS BASED ON           ADVISORY FEE IS
                                              TOTAL ASSETS IN    ACCOUNT               BASED ON ACCOUNT
                        NUMBER OF ACCOUNTS    ACCOUNTS           PERFORMANCE           PERFORMANCE
---------------------------------------------------------------------------------------------------------

JUSTIN ABERCROMBIE
---------------------------------------------------------------------------------------------------------
Registered                    None                 None                 None                  None
Investment
Companies
---------------------------------------------------------------------------------------------------------
Other Pooled                    3             $1.524 billion             1                 $5 million
Investment
Vehicles
---------------------------------------------------------------------------------------------------------
Other Accounts                  3              $385 million              1                $152 million
---------------------------------------------------------------------------------------------------------
ARNAUD AMSELLEM
---------------------------------------------------------------------------------------------------------
Registered                    None                 None                 None                  None
Investment
Companies
---------------------------------------------------------------------------------------------------------

                                       26

---------------------------------------------------------------------------------------------------------

Other Pooled                    2              $101 million             None                  None
Investment
Vehicles
---------------------------------------------------------------------------------------------------------
Other Accounts                 None                None                 None                  None
---------------------------------------------------------------------------------------------------------
STEPHEN LANGFORD
---------------------------------------------------------------------------------------------------------
Registered                     None                None                 None                  None
Investment
Companies
---------------------------------------------------------------------------------------------------------
Other Pooled                    2              $800 million              1                $144 million
Investment
Vehicles
---------------------------------------------------------------------------------------------------------
Other Accounts                  1              $150 million              1                $150 million
---------------------------------------------------------------------------------------------------------
DAVID PHILPOTTS
---------------------------------------------------------------------------------------------------------
Registered                     None                None                 None                  None
Investment
Companies
---------------------------------------------------------------------------------------------------------
Other Pooled                    1               $19 million             None                  None
Investment
Vehicles
---------------------------------------------------------------------------------------------------------
Other Accounts                 None                None                 None                  None
---------------------------------------------------------------------------------------------------------
KRISTIAN BROCK
---------------------------------------------------------------------------------------------------------
Registered                     None                None                 None                  None
Investment
Companies
---------------------------------------------------------------------------------------------------------
Other Pooled                   None                None                 None                  None
Investment
Vehicles
---------------------------------------------------------------------------------------------------------
Other Accounts                  1              $124 million             None                  None
---------------------------------------------------------------------------------------------------------
JAMES LARKMAN
---------------------------------------------------------------------------------------------------------
Registered                     None                None                 None                  None
Investment
Companies
---------------------------------------------------------------------------------------------------------
Other Pooled                   None                None                 None                  None
Investment
Vehicles
---------------------------------------------------------------------------------------------------------
Other Accounts                  2               $85 million             None                  None
---------------------------------------------------------------------------------------------------------
JOHN MARSLAND
---------------------------------------------------------------------------------------------------------
Registered                     None                None                 None                  None
Investment
Companies
---------------------------------------------------------------------------------------------------------
Other Pooled                   None                None                 None                  None
Investment
Vehicles
---------------------------------------------------------------------------------------------------------
Other Accounts                  1               $146 million            None                  None
---------------------------------------------------------------------------------------------------------

Material Conflicts of Interest. Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by

                                       27

a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders' policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time. See "Brokerage Allocation and Other
Practices" for more information about this process.

The structure of each portfolio manager's compensation may give rise to potential conflicts of interest. Each portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. Each portfolio manager is compensated for their service to the Fund and the other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. Each portfolio manager's base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager's bonus is based in part on performance. Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team"
maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks over one and three year periods, the level of funds under management and the level of performance fees generated. Performance is evaluated for each quarter, year and since inception of the Fund. Mr. Abercrombie and Mr. Langford's compensation for certain other accounts they manage is based upon account performance. Mr. Ansellem, Mr. Philpotts, Mr. Brock, and Mr. Larkman's
compensation for all other accounts they manage is not based upon account performance.

Schroders also reviews "softer" factors such as leadership, innovation, contribution to other parts of the business and adherence to corporate values of excellence, integrity, teamwork, passion and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by
Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

Ownership of Securities. As of October 31, 2005, none of the portfolio managers owned any shares of the Fund. The portfolio managers are not residents of the
United States. It is not necessarily advantageous in light of tax and other considerations for non-U.S. residents to invest in U.S.-registered mutual funds.

                                       28

ADVISORY AGREEMENTS

Investment Advisory Agreement. Under an Investment Advisory Agreement (the
"Advisory Agreement") between the Trust, on behalf of the Fund, and Schroders,
Schroders, at its expense, provides the Fund with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Fund. The Board of Trustees of the
Trust re-approved the Investment Advisory Agreement on May 10, 2005.

Under the Advisory Agreement, Schroders is required to continuously furnish the
Fund an investment program consistent with the investment objective and policies of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's
Declaration of Trust and By-laws, and of the Investment Company Act, and to the
Fund's investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.
As compensation for services provided to the Fund pursuant to the Advisory
Agreement, Schroders is entitled to receive from the Trust a fee, computed and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets.

Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trust. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.
Schroders pays the Trust's office rent.

Under the Advisory Agreement, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses;
accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Advisory Agreement provides that Schroders shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Advisory Agreement may be terminated as to the Fund without penalty by vote of the Trustees, by the shareholders of the Fund, or by Schroders, on 60 days'
written notice. The Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Advisory Agreement may be amended only by a vote of the shareholders of the Fund, and the Advisory
Agreement provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of
Schroders.

                                       29

In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

Investment Subadvisory Agreement. The Board of Trustees of the Trust has
approved arrangements whereby Schroders would retain Schroder Investment
Management North America Limited ("SIMNA Ltd.") to serve as sub-adviser to the
Fund. In connection therewith, on May 10, 2005, the Board of Trustees of the
Trust re-approved an Investment Subadvisory Agreement (the "Subadvisory
Agreement") between Schroders, SIMNA Ltd. and the Trust on behalf of the Fund.

Under the Subadvisory Agreement, subject to the oversight of the Board and the direction and control of Schroders, SIMNA Ltd. will be required to provide on behalf of the Fund the portfolio management services required of Schroders under the Fund's Advisory Agreement. Accordingly, SIMNA Ltd. will be required to continuously furnish the Fund investment programs consistent with the investment objectives and policies of the Fund, and determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the
Investment Company Act, and to the Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the
Trustees may from time to time establish.

For the services rendered by SIMNA Ltd., Schroders (and not the Trust or the
Fund) pays to SIMNA Ltd. a monthly fee in an amount equal to fifty percent (50%)
of all fees actually paid by the Trust to Schroders for such period under the
Fund's Advisory Agreement, provided that SIMNA Ltd.'s fee for any period is reduced such that SIMNA Ltd. bears fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the
Fund for such period. Prior to March 1, 2006, Schroders paid to SIMNA Ltd. a monthly fee in an amount equal to twenty-five (25%) of all fees actually paid by the Trust to Schroders for such period under the Fund's Advisory Agreement, provided that SIMNA Ltd.'s fee for any period was reduced such that SIMNA Ltd.
bore twenty-five (25%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period.

The Subadvisory Agreement provides that SIMNA Ltd. shall not be subject to any liability for any error of judgment or for any loss suffered by the Trust or
Schroders in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Subadvisory Agreement may be terminated without penalty (i) by vote of the
Trustees as to the Fund or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund on 60 days'
written notice to SIMNA Ltd., (ii) by Schroders on 60 days' written notice to
SIMNA Ltd. or (iii) by SIMNA Ltd. on 60 days' written notice to Schroders and the Trust. The Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment. The Subadvisory Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the Investment Company Act.

Recent Investment Advisory Fees. For its fiscal years ended October 31, 2005
(which was a six month period), April 30, 2005 and April 30, 2004, pursuant to the Advisory Agreement, the Fund paid a fee of $1,385,283, $2,187,815 and
$1,326,687 respectively to Schroders (the Fund's fiscal year end was changed from April 30 to October 31 on May 1, 2005). For its fiscal years ended October
31, 2005 (which was a six month period), April 30, 2005 and April 30, 2004, pursuant to the Subadvisory Agreement, Schroders paid a fee of $346,321,
$546,954 and $331,672 respectively to SIMNA Ltd.

ADMINISTRATIVE SERVICES

                                       30

On behalf of the Fund, the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc.
provides management and administrative services necessary for the operation of the Fund, including: (1) preparation of shareholder reports and communications;
(2) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions; and (3)
general supervision of the operation of the Fund, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc.
is a wholly-owned subsidiary of Schroders and is a registered broker-dealer organized to act as administrator and distributor of mutual funds. The administration agreement is terminable with respect to the Fund without penalty, at any time, by the Trustees upon 60 days written notice to Schroder Fund
Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days written notice to the Trust. For its services, Schroder Fund Advisors Inc. receives no compensation. Effective January 28, 2005, SEI Investments Global Funds Services
("SEI") serves as sub-administrator to the Fund. The Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Fund's average daily net assets up to $1 billion and 0.005% of the Fund's average daily net assets over $1 billion. Prior to January 28, 2005, J.P. Morgan Investor Services
Co. ("Morgan") served as sub-administrator to the Fund and received a fee from the Fund for its services as follows: for Fund Administration services, Morgan was paid a monthly fee based on an annual rate of $24,000 plus 0.0035 of 1% of the Fund's first $1 billion in average daily net assets, plus 0.0020 of 1% of the Fund's average daily net assets in excess of $1 billion. For Fund Accounting services, Morgan was paid a monthly fee based on an annual rate of $30,000 plus
0.0040 of 1% of the Fund's first $1 billion in average daily net assets, plus
0.0030 of 1% of the Fund's average daily net assets in excess of $1 billion.

For the fiscal years ended October 31, 2005 (which was a six month period),
April 30, 2005 and April 30, 2004 the Fund paid sub-administration and accounting fees of $67,115, $104,780 and $80,224 respectively.

DISTRIBUTOR

Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc.
(the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New York 10022,
serves as the distributor for the Fund's continually offered shares. The
Distributor pays all of its own expenses in performing its obligations under the
Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for
ownership information regarding the Distributor.

Distribution plan for Advisor Shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to compensate the Distributor in connection with the distribution of the Fund's
Advisor Shares. Under the Plan, the Fund may make payments at an annual rate up to 0.35% of the average daily net assets attributable to its Advisor Shares.
Because the fees are paid out of the Fund's assets attributable to its Advisor
Shares on a ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of the Fund and may cost an investor more than paying other types of sales charges.

The Distribution Plan is a compensation plan. The various costs and expenses that may be paid or reimbursed by amounts paid under the Distribution Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

                                       31

The Distribution Plan may not be amended to increase materially the amount of payments permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the Fund. Any other material amendment to the
Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the Investment Company Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution
Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. The Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the
Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.

BROKERAGE ALLOCATION AND OTHER PRACTICES

ALLOCATION. Schroders may deem the purchase or sale of a security to be in the best interests of the Fund as well as other clients of Schroders. In such cases,
Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Schroders may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United
States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Schroders places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best execution, Schroders considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroders receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroders and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because Schroders and its affiliates receive such services.

                                       32

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended
(the "Securities Exchange Act"), and by the Advisory Agreement, Schroders may
cause the Fund to pay a broker that provides brokerage and research services to
Schroders an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroders' authority to cause the
Fund to pay any such greater commissions is also subject to such policies as the
Trustees may adopt from time to time.

SIMNA Ltd., in its capacity as subadviser to the Fund, observes substantially the same allocation and brokerage and research policies and practices as those observed by Schroders described above.

The following table shows the aggregate brokerage commissions paid for the three most recent fiscal years with respect to the Fund. Information shown below for the fiscal year ended October 31, 2005 is for the six-month period ended October
31, 2005.

----------------------------------------------------------------------------------------------
                          Brokerage
                       Commissions Paid
                        During Fiscal         Brokerage Commissions     Brokerage Commissions
                          Year Ended         Paid During Fiscal Year   Paid During Fiscal Year
      Fund             October 31, 2005       Ended April 30, 2005      Ended April 30, 2004
----------------------------------------------------------------------------------------------

North American             $324,742                $1,153,400                  $526,554
Equity Fund
----------------------------------------------------------------------------------------------

The following table shows information regarding Fund transactions placed with brokers and dealers during the fiscal year ended October 31, 2005, identified as having been executed on the basis of research and other services provided by the broker or dealer.

--------------------------------------------------------------------------------
                                                           Commissions Paid
                               Total Dollar Value of       With Respect to
           Fund                  Such Transactions        Such Transactions
--------------------------------------------------------------------------------
North American Equity Fund              None                     None
--------------------------------------------------------------------------------

OTHER PRACTICES. Schroders and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Fund. The hedge funds' trading methodologies are generally different than those of the Fund and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange")
(normally 4:00 p.m., Eastern time) on each day that the Exchange is open for trading.

Securities for which market quotations are readily available are valued at those quotations. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the
Board of Trustees, which are summarized below.

                                       33

Equity securities listed or traded on a domestic or foreign stock exchange for which last sales information is readily available are valued at the last reported sale price on the exchange on that day or, in the absence of sales that day, at the mean between closing bid and ask prices (the "mid-market price") or, if none, the last sale price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued based on trading on the exchange where the security is principally traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. In the case of securities traded primarily on the National Association of
Securities Dealers' Automated Quotation System ("NASDAQ"), the NASDAQ Official
Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors. If the NASDAQ Official Closing
Price is not available, such securities will be valued as described above for exchange-traded securities.

Reliable market quotations are not considered to be readily available for most long-term bonds. Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Below investment grade debt instruments ("high yield debt") will generally be valued at prices supplied by pricing services based on the mean of bid and asked prices supplied by brokers or dealers, although, if the bid-asked spread exceeds five points, that security will typically be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, unless Schroders believes another valuation is more appropriate.

Options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded.
Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price.

All assets and liabilities of the Fund denominated in foreign currencies are translated into U.S. dollars as of the close of trading of the New York Stock
Exchange (normally 4:00 p.m., Eastern time) based on the mean between the last quoted bid and ask price of such currencies against the U.S. dollar.

Long-term corporate bonds and notes, certain preferred stocks, and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities (or, when such prices for such securities are not available - for example, on a day when bond markets are closed - based on other factors that may be indicative of the securities' values).

If any securities held by the Fund are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same

                                       34

class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New
York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day. Occasionally, events affecting the value of such securities may occur between such times and the close of the
Exchange. If events materially affecting the value of such securities occur during such period, then the Fair Value Committee of the Trust may consider whether it is appropriate to value these securities at their fair value.

The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Fund and with a share (to the extent the Trust has issued shares in one or more other series) of the general liabilities of the
Trust. Expenses with respect to any two classes of the Fund may be allocated in proportion to the net asset values of the classes except where allocations of direct expenses can otherwise be fairly made to a specific class. The net asset value of the Fund's Advisor Shares will generally differ from that of its
Investor Shares due to the variance in dividends paid on each class of shares and differences in the expenses of Advisor Shares and Investor Shares.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund has no arrangements with any person to permit frequent purchases and redemptions of the Fund's shares.

TAXES

The following discussion of U.S. federal income tax consequences is based on the
Internal Revenue Code of 1986, as amended ("the Code"), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. It does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

U.K. RESIDENT PENSION SCHEMES. The U.S. withholding tax imposed on dividends paid by the Fund (as described below under "Taxes - Non-U.S. Shareholders") to investors that are U.K. resident pension schemes may be eliminated pursuant to the U.S.-U.K. tax treaty currently in effect. To benefit from the U.S.
withholding tax exemption under the treaty, a U.K. resident pension scheme must, among other requirements, be considered both a "pension scheme" and a "qualified person" as defined in the treaty and must be considered to "derive" the dividend within the meaning of the treaty. Consult your tax advisor to determine eligibility for treaty benefits.

                                       35

The remainder of this discussion provides information generally about the U.S.
federal income tax consequences of investing in the Fund, including, without limitation, consequences for taxable U.S. and non-U.S. shareholders.

TAXATION OF THE FUND. The Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the
Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, the
Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

In order to qualify as a RIC the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than the U.S. Government or other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and (c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. The Fund intends to make such distributions.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004
(the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii)
that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund does not qualify for taxation as a RIC for any taxable year, the
Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M),

                                       36

the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in
October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

TAXABLE DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that the Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, "qualified dividend income"
received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than
61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend
(or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the
Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10%
and 15% rate brackets - for taxable years beginning before January 1, 2011.

TRANSACTIONS IN FUND SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon such a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more

                                       37

than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions from the Fund of long-term capital gain with respect to the shares during the six-month period. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the
Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

FOREIGN INVESTMENTS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations of the foreign currency concerned.

With respect to investment income and gains received by the Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, the Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, in "passive foreign investment companies" could subject the Fund to U.S.
federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a
"qualified electing fund."

Because it is not anticipated that more than 50% of the value of the Fund's total assets at the close of its taxable year will consist of stocks or securities of foreign corporations, the Fund will not be able to elect to permit its shareholders to claim a credit or deduction on their income tax returns for taxes paid by the Fund to foreign countries.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the
Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

BACKUP WITHHOLDING. The Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the
Fund with your correct taxpayer identification number (normally your Social
Security number), or if you are otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or

                                       38

$10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends)
paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004
Act, effective for taxable years of a fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts
(i) with respect to distributions (other than distributions to a foreign person
(w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a
10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (an
"interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United
States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the
Fund (a "short-term capital gain dividend"). A fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, capital gain dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the
United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

                                       39

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating
183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Trust, as of February 22, 2006, no person owned beneficially or of record 5% or more of the outstanding shares of the Fund, other than as set forth on Appendix A to this SAI. As investment advisor to such persons, Schroders, SIMNA Ltd. or their affiliates may have the power to vote and dispose of such shares.

To the knowledge of the Trust, as of February 22, 2006 the Trustees of the Trust
and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

CUSTODIAN

JP Morgan Chase Bank, 270 Park Avenue, New York, New York, is the custodian of the assets of the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the
Fund or decide which securities the Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts
02171, is the Trust's registrar, transfer agent and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, provides audit services and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia,
Pennsylvania 19103.

CODE OF ETHICS

Schroders and Schroder Fund Advisors Inc., the Trust's distributor, have each adopted a Code of Ethics. The Trust, Schroder Capital Funds (Delaware) and
Schroder Series Trust have adopted a combined Code of Ethics and SIMNA Ltd. has adopted a Code of Ethics, pursuant to the requirements of Rule 17j-1 of the
Investment Company Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics have been filed as exhibits to the Trust's Registration Statement.

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624,
serves as counsel to the Trust.

                                       40

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated authority and responsibility to vote any proxies related to voting securities held by the Fund to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of
Schroders' proxy voting policies and procedures is attached as Appendix B to this SAI. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (800) 464-3108 and on the Securities and Exchange Commission website at http://www.sec.gov.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's
Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm, Financial
Highlights, and Financial Statements in respect of the Fund are included in the
Trust's Annual Report to Shareholders for the period ended October 31, 2005 under Rule 30d-1 of the Investment Company Act, filed electronically with the
Securities and Exchange Commission on January 5, 2006 in the Fund's Report on
Form N-CSR for the period ending October 31, 2005 (File No. 811-21364; Accession
No. 0000935069-06-000054). The Report, Financial Highlights and Financial
Statements referred to above are incorporated by reference into this SAI.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (800) 464-3108 and on the Securities and Exchange Commission website at http://www.sec.gov.

                                       41

                                                                [LOGO] SCHRODERS

                                   APPENDIX A

                          HOLDERS OF OUTSTANDING SHARES

To the knowledge of the Trust, as of February 22, 2006 no person owned of record, or was known to the Trust to own beneficially, 5% or more of the outstanding shares of the Fund, except as set forth below. These include omnibus accounts that hold shares on behalf of several shareholders.

Investor Shares:

Record or Beneficial Owner         Number of Shares Owned       Percentage of
                                                              Outstanding Shares
                                                                    Owned

Egger & Co.                           53,141,404.6790               43.04%
FBO P 57861
c/o JP Morgan Chase Bank
Attn:  Mutual Funds Unit
14201 Dallas Parkway
Dallas, TX 75254-2916
(Record Owner)

Egger & Co.                           57,113,236.7180               46.26%
FBO P 84079
c/o JP Morgan Chase Bank
Attn:  Mutual Funds Unit
14201 Dallas Parkway
Dallas, TX 75254-2916
(Record Owner)

State Street Nominees Limited          7,703,209.0190               6.24%
FBO Nottinghamshire County
Council
A/C 2CM5
525 Ferry Road
Edinburgh EH5 2AW
(Record Owner)

                                       A-1

                                                                [LOGO] SCHRODERS

                                   APPENDIX B

                         SCHRODER INVESTMENT MANAGEMENT

                           GLOBAL CORPORATE GOVERNANCE
                                 POLICY SYNOPSIS

We believe that companies, which are well governed and operate in a responsible and sustainable way, should have the culture and transparent mechanisms in place to support their long-term health and shareholder value. Good corporate governance establishes a framework that facilitates both this and the agency relationship that exists between shareholders and a company's management.

SCHRODERS' APPROACH

As an active manager, we adopt an integrated approach to investment, which combines the skills of fund managers, analysts and dedicated corporate governance specialists in a focussed, individual approach to companies.
Decisions to invest in or sell a share are made on the basis of shareholder value and risk and, in making such decisions, corporate governance is one of the range of issues that is taken into account.

Our assessment of the companies in which we invest is based on a reasoned and pragmatic approach. This recognises that companies, whether in different markets or in terms of size or industry, do not all conform to a single structure and, as a result, their approach to issues and the proposals or resolutions that they bring forward, may not always be 'standard'.

While it is not our role or intention to get involved in the micro-management of companies, it is our role to monitor the stewardship of the underlying assets and operations that make up our investments. A considered policy on corporate governance and proxy voting is, therefore, an integral part of our approach to protecting our clients' long-term interests and the value of the investments made on their behalf.

PROXY VOTING

Voting rights represent one of the most tangible forms of engagement with companies. At their most significant, these can affect the structure, development and future of a company. More commonly, they highlight perceived issues and shareholder concerns to management. In addition, they also routinely provide shareholder endorsement for management.

We recognise our responsibility to make considered use of voting rights that are an integral part of the assets that we manage. We therefore evaluate

                                       B-1

                                                                [LOGO] SCHRODERS

voting issues on investments and, where we have the authority to do so, vote on them in line with our fiduciary responsibilities, in what we deem to be the long-term financial interests of our clients.

We normally support the management of companies in which we invest in routine, non-controversial matters e.g. the election of directors or the approval of distributions and dividends. We will, however, withhold support or oppose management if we believe that it is in the best long-term interests of our clients to do so. Where we believe that significant issues exist or issues remain unresolved after discussions with management we may also, if appropriate, take action in addition to voting; for example, through attendance and participation at shareholder meetings.

OPERATIONAL ARRANGEMENTS

At an operational level corporate governance and proxy voting is overseen by a
Committee of investment professionals and other officers working with corporate governance specialists, investment analysts, and others. Their role is threefold
(i) to monitor and advise on specific corporate governance issues (ii) to ensure compliance with our corporate governance and proxy voting policies and (iii) to review those policies.

The Corporate Governance Team report to the Committee, and have responsibility for assessing Annual and Extraordinary General Meeting resolutions of the companies in which we invest. Other relevant members of our research and fund management teams are engaged in the process when addressing controversial issues or issues which could potentially damage shareholder value. With corporate governance integrated into the overall investment process, rather than being dealt with as a separate function, the focus is on ensuring that voting rights are used to enhance and protect the long-term interests and value of our investments.

By way of example, in assessing voting issues the following are indicative of the types of proposal that would give rise to concern and, consequently, would generally be opposed:

o     Any proposal materially reducing shareholders' rights or damaging to shareholders' interests.

o     Proposals to allow unlimited capital authorisations or blank cheque preferred stock.

o     The disapplication of pre-emption rights in breach of recognised market guidelines or, in any case, an overall limit of 10%.

o     Non-preemptive issues at a discount of more than 5% to the prevailing market price.

                                       B-2

                                                                [LOGO] SCHRODERS

o     Proposals to raise capital from the public markets using different classes of share that, in particular, do not feature one vote for each share.

o     The creation or continuation of poison pill arrangements, take-over defences or other equivalent arrangements.

o     The discharge or indemnification of the Board or Management where we are aware of outstanding issues.

o     The introduction of classified or staggered boards or any other move away from annual re-election of directors.

o     The appointment or re-appointment of any director where that individual's appointment would lead to an unacceptable proportion of non-independent directors on the Board or on a board sub-committee.

o     Proposals on elements of directors' remuneration that are excessive relative to comparable companies in the industry.

o     Incentive plan proposals that are not structured in line with market best practice in relation to performance linkage, pricing or dilution.

o     The appointment or re-appointment of auditors where there are significant concerns about their suitability.

o     Any proposals to include auditors in directors and officers liability insurance or otherwise indemnify them.

SIM NA will normally vote all proxies unless there is insufficient information with which to make a decision or where market conventions make it onerous or expensive to vote compared with the benefits of doing so. Regular reports are made available to clients on the use made of voting rights.

      _______________________________________________________

Supplementary briefing notes, available on request, include:

1.    Global Corporate Governance Principles
2.    Non-executive Director Independence
3.    Investment Company Governance

                                       B-3

                                                                [LOGO] SCHRODERS

                  SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA

           POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS OF
            INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth SIM NA's policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of
1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically,
Rule 206(4)-6 requires that SIM NA:

o     Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients; and

o     Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how SIM NA voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

o     Disclose their proxy voting policies and procedures in their registration statements; and

o     Annually, file with the SEC and make available to shareholders their actual proxy voting.

PROXY VOTING GENERAL PRINCIPLES

SIM NA will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by SIM NA (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The
Committee

                                       B-4

                                                                [LOGO] SCHRODERS

meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, SIM NA generally adheres to the Global
Corporate Governance Policy (the "Policy"), as revised from time to time. The
Policy, which has been developed by Schroders' Global Corporate Governance Team and approved by the SIM NA Proxy Committee, sets forth SIM NA's positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy
Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

SIM NA uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS's primary function with respect to SIM NA is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although SIM NA may consider ISS's and others' recommendations on proxy issues, SIM NA bears ultimate responsibility for proxy voting decisions.

SIM NA may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of SIM NA's clients and the interests of SIM NA and/or its employees.
SIM NA is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

o     Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with SIM NA;

                                       B-5

                                                                [LOGO] SCHRODERS

o     A proponent of a proxy proposal has a client relationship with SIM NA;

o     A proponent of a proxy proposal has a business relationship with SIM NA;

o     SIM NA has business relationships with participants in proxy contests, corporate directors or director candidates.

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If SIM NA receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The
Team will determine whether a proposal is material as follows:

o     Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

o     Non-Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Team determines that neither SIM NA nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, SIM NA will address matters involving such conflicts of interest as follows:

          A.  if a proposal is addressed by the Policy, SIM NA will vote in accordance with such Policy;

          B.  if SIM NA believes it is in the best interests of clients to depart from the Policy, SIM NA will be subject to the requirements of C or D below, as applicable;

          C.  if the proxy proposal is (1) not addressed by the Policy or (2)
              requires a case-by-case determination, SIM NA may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against SIM NA's own interest in the matter

                                       B-6

                                                                [LOGO] SCHRODERS

              (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

          D.  if the proxy proposal is (1) not addressed by the Policy or (2)
              requires a case-by-case determination, and SIM NA believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then SIM NA must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by
              SIM NA; or (c) obtain approval of the decision from the Chief
              Compliance Officer and the Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING

The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the
Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the
Head of Equities.

SIM NA will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written)
from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

ADDITIONAL REPORTS AND DISCLOSURES FOR THE SCHRODER FUNDS

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by SIM NA, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule
30b1-4:

For  each matter on which a fund is entitled to vote:

o     Name of the issuer of the security;

o     Exchange ticker symbol;

o     CUSIP number, if available;

o     Shareholder meeting date;

o     Brief summary of the matter voted upon;

o     Source of the proposal, i.e., issuer or shareholder;

                                       B-7

                                                                [LOGO] SCHRODERS

o     Whether the fund voted on the matter;

o     How the fund voted; and

o     Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds'
actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

30 July 2003

                                       B-8